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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5782

Mercantile Funds, Inc.

(Exact name of registrant as specified in charter)

Two Hopkins Plaza

Baltimore, MD 21201

(Address of principal executive offices) (Zip code)

Bonnie C. Railey

Two Hopkins Plaza

Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 209-4557

Date of fiscal year end: May 31, 2003

Date of reporting period: May 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Mercantile Funds, Inc.

Annual Report

MAY 31, 2003

[LOGO of

MERCANTILE

MUTUAL FUNDS]

Dear Shareholder,

It is a pleasure to present the annual report for the Mercantile Funds, Inc. for the fiscal year ended May 31, 2003. This report includes investment performance, financial information and Fund synopses for the Equity, Bond and Money Market Funds. Also included is a Statement of Net Assets for each of the Funds listing securities held as of May 31, 2003.

We were pleased to introduce to you the new name of the Mercantile Funds — formally known as the M.S.D.&T. Funds — this fiscal year. The name change was accompanied by the launch of the web site, www.mercantilemutualfunds.com, and new retail share classes that lowered the Funds’ minimum investment to just $1,000.

Changes to the Funds during the past year include the addition of Kevin A. McCreadie, Chief Investment Officer for Mercantile Capital Advisors, Inc. Kevin brings his 20-plus years of portfolio management experience to the Equity Growth Fund. The Capital Opportunities Fund, our small-cap Fund, changed investment strategy in December 2002 from growth-oriented to a blended strategy that utilizes both a growth and value investment style. The Diversified Real Estate Fund gained national attention this year with a top 21 ranking out of all equity mutual funds by Bloomberg Personal Finance. (Reach for the Stars, Dec, 2002/Jan, 2003).

You will find on the following pages discussions from each Fund’s portfolio manager which will address stock and/or bond selection, economic factors and political events during the year that impacted performance.

We appreciate your investment in the Mercantile Funds and welcome any questions or comments regarding the Funds.

Best Regards,

John J. Pileggi

President

Shares of the Mercantile Funds, Inc. are not bank deposits or obligations of, or guaranteed, endorsed, or otherwise supported by Mercantile-Safe Deposit and Trust Company, its parent company or its affiliates, and such shares are not federally insured by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment in the Funds involves risk, including the possible loss of principal.

The Money Market Funds are neither insured nor guaranteed by the FDIC or any other government agency. Although the Money Market Funds strive to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Funds.

Yields will fluctuate as market conditions change. Past performance is not a guarantee of future results.

i

Mercantile Growth & Income Fund

The equity market, as measured by the S&P 500 Index, was down 8.05% for the fiscal year ended May 31, 2003. This decline brought the five-year return of the Index into negative territory.

Several stocks aided performance of the Growth & Income Fund over the past fiscal year, including companies such as Zimmer (0.9% of portfolio), Dell (2.6%) and Moody’s (2.3%). These companies demonstrated an ability to generate double-digit revenue and earnings growth in a sluggish economic environment. UnumProvident (1.1%), a disability insurer, detracted from performance. We initiated a position when the stock was over 75% off its highs, but issues relating to inadequate capital, high-yield investment portfolio, and reserves took the stock lower. The stock is up over 120% from its lows as some of these issues have subsided or are being remedied.

The Great Depression marked the only time in history where stocks experienced four consecutive years of declines. Primary reasons were a bursting of the stock bubble and extreme deterioration in the economic environment. We believe the probability is extremely low that we will have a fourth consecutive negative calendar year in 2003. The market action of late May to early June seems to indicate that the go-go days of late Nineties are back, compounded by outsized gains by so-called lower quality stocks. We do not believe that this market action will continue, instead, we believe that the markets will be volatile, with earnings driving stock prices. The implication of this volatility is that lower quality will be shaken out. Our endeavor is to invest in companies that we believe will emerge stronger from the current sluggish economic environment. Quality and fundamentals endure long after emotions are forgotten and we believe this strategy over time should generate above-average returns.

See accompanying index descriptions on page xxiv.

		Average Annual Returns as of May 31, 2003
Growth & Income Fund		1 Year	5 Year	10 Year	Since Inception (2/28/91)
Institutional Class		-8.03%	0.29%	9.01%	9.76%
Class A	at NAV	-8.43%	-0.20%	8.47%	9.22%
	at POP	-12.78%	-1.17%	7.94%	8.78%
Class B	without CDSC	-8.86%	-0.69%	7.94%	8.67%
	with CDSC	-12.95%	-0.99%	7.94%	8.67%
Class C	without CDSC	-8.95%	-0.71%	7.93%	8.67%
	with CDSC	-9.85%	-0.71%	7.93%	8.67%
S&P 500 Index		-8.05%	-1.07%	9.94%	10.46%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Growth & Income Fund Institutional Class against the S&P 500 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Past performance is no guarantee of future results. Total return and principal value of investments will fluctuate with market changes, and shares, when redeemed, may be worth more or less than their original cost. Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The inception date for the Class A and C shares is 9/30/02. The inception date for the Class B shares is 12/31/02. Historical performance shown for Class A, B and C shares prior to their inception date reflect Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 2/28/91. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.75%. Class B returns with contingent deferred sales charge (CDSC) include the effect of the Fund’s CDSC which declines from 4.5% the first year to 0% after six years. Class B Shares convert to Class A Shares after eight years. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

See accompanying index descriptions on page xxiv.

Mercantile Equity Income Fund

Sharp declines in stocks such as Lincoln National (2.6% of portfolio), Bank of New York (1.4%), Chubb (1.7%), Intel (1.4%) and SBC Communications (1.5%) adversely impacted the Equity Income Fund’s performance during the fiscal year ended May 31, 2003. These losses were mitigated by gains in stocks such as Autodesk (1.3%), IBM (2.3%), Wachovia (2.7%), Gannett (2.7%) and Procter & Gamble (1.9%). Because of the diverse industries represented by these companies, it is difficult to generalize about the effect of sector performance on the portfolio. Overall, however, insurance and regional telecom stocks fared particularly poorly, while selected finance, technology and consumer staple stocks did well in the portfolio.

Because of the above average dividend yield of the portfolio, the Fund has benefited from the anticipated reduction in the tax rate applied to dividend income. In addition, the significant representation of old economy cyclical issues in the portfolio has contributed and we feel should continue to add to the performance of the Fund, as investors look forward to an improving economy.

Over the past six months, we have worked to enhance the dividend yield as well as the economic and stock market sensitivity of the portfolio by adding to positions in utility, regional telecom and selected finance issues, while reducing positions in consumer staples. In this turbulent environment, we have focused especially on diversification, dividends, value and financial strength in portfolio holdings.

See accompanying index descriptions on page xxiv.

		Average Annualized Returns as of May 31, 2003
Equity Income Fund		1 Year	3 Year	5 Year	Since Inception (3/31/98)
Institutional Class		-10.77%	-5.60%	-2.89%	-2.34%
Class A	at NAV	-11.30%	-6.10%	-3.40%	-2.84%
	at POP	-15.50%	-7.60%	-4.33%	-3.74%
Class B	without CDSC	-11.63%	-6.53%	-3.85%	-3.31%
	with CDSC	-15.58%	-7.16%	-4.03%	-3.39%
Class C	without CDSC	-11.47%	-6.47%	-3.82%	-3.27%
	with CDSC	-12.34%	-6.47%	-3.82%	-3.27%
Russell 1000® Value Index		-7.85%	-2.14%	106.00%	2.00%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Equity Income Fund Institutional Class against the Russell 1000® Value Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Past performance is no guarantee of future results. Total return and principal value of investments will fluctuate with market changes, and shares, when redeemed, may be worth more or less than their original cost. Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The inception date for the Class A and C shares is 9/30/02. The inception date for the Class B shares is 12/31/02. Historical performance shown for Class A, B and C shares prior to their inception date reflect Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 3/31/98. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.75%. Class B returns with contingent deferred sales charge (CDSC) include the effect of the Fund’s CDSC which declines from 4.5% the first year to 0% after six years. Class B Shares convert to Class A Shares after eight years. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

See accompanying index descriptions on page xxiv.

v

Mercantile Equity Growth Fund

As investors’ risk aversion increased in the latter half of 2002 on concerns of growing economic weakness and the increased rhetoric as a prelude to war, equities experienced significant pressure as bonds and money market funds became the asset class of choice. Growth stocks bore the brunt of the decline in calendar year 2002 with the Russell 1000® Growth Index falling 28% verses a decline in the Russell 1000® Value Index of 15%. With the war behind us, we feel that investors’ outlook for the future has brightened. Growth stocks have experienced a resurgence as prospects for profit growth in the future increases.

Sectors that have been most out of favor the past two years, such as technology and biotechnology, have lead the recovery in the growth universe. The Equity Growth Fund, which had been re-positioned during the year after the change in fund managers, currently has 23% of its holdings in technology companies. The largest current holdings within technology in the Fund are Microsoft (4.2%), Automatic Data Processing (3.0%) and Cisco Systems (2.7%). With the uncertainty of the war behind us, we believe that technology spending at the margin will begin to increase as companies regain confidence and begin to re-invest for the future. The healthcare sector of the portfolio currently accounts for 19% of the Fund’s holdings. The largest holdings within healthcare have been concentrated in large pharmaceutical manufactures that possess strong cash flow and earnings growth and solid balance sheets such as Pfizer (4.1%), Lilly (3.8%) and Merck (3.5%). We continue to believe that these high quality companies with strong product pipelines and reasonable valuations offer attractive investment opportunities for the future. We have positioned the Fund for an economic recovery and continue to focus on owning high quality companies with sustainable growth prospects.

See accompanying index descriptions on page xxiv.

		Average Annualized Returns as of May 31, 2003
Equity Growth Fund		1 Year	3 Year	5 Year	Since Inception (3/31/98)
Institutional Class		-11.69%	-20.94%	-6.42%	-5.61%
Class A	at NAV	-12.10%	-21.33%	-6.88%	-6.08%
	at POP	-16.22%	-22.59%	-7.78%	-6.95%
Class B	without CDSC	-12.49%	-21.71%	-7.34%	-6.54%
	with CDSC	-16.42%	-22.45%	-7.64%	-6.69%
Class C	without CDSC	-12.67%	-21.76%	-7.38%	-6.58%
	with CDSC	-13.55%	-21.76%	-7.38%	-6.58%
Russell 1000® Growth Index		-7.86%	-19.97%	-4.16%	-3.52%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Equity Growth Fund Institutional Class against the Russell 1000® Growth Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Past performance is no guarantee of future results. Total return and principal value of investments will fluctuate with market changes, and shares, when redeemed, may be worth more or less than their original cost. Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The inception date for the Class A and C shares is 9/30/02. The inception date for the Class B shares is 12/31/02. Historical performance shown for Class A, B and C shares prior to their inception date reflect Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 3/31/98. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.75%. Class B returns with contingent deferred sales charge (CDSC) include the effect of the Fund’s CDSC which declines from 4.5% the first year to 0% after six years. Class B Shares convert to Class A Shares after eight years. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

See accompanying index descriptions on page xxiv.

Mercantile Capital Opportunities Fund

The past fiscal year saw stocks continue the decline that started in March of 2000. The early part of the year was marked by continued concerns over the timing and magnitude of an economic rebound, as well as a loss of confidence in the quality of companies’ financial results because of well-publicized corporate scandals. The latter part of the year brought renewed optimism, however, as stocks staged a rally that began in early October. The rally was fueled at first by bargain hunting in many of the stocks that had previously suffered the largest losses. The generally positive results of the war with Iraq generated additional gains at the close of the period.

In contrast to the overall market, however, the Capital Opportunities Fund posted gains during the fiscal year ended May 31, 2003, significantly outperforming its benchmarks. Strong stock selection in the healthcare and financial sectors was a main catalyst behind the strong performance. Inspire Pharmaceuticals (0.7% of portfolio) was the Fund’s best performer, as it rose more than 300% during the year based on positive results regarding several of its drugs in development. The rise in oil and gas prices helped the energy sector enjoy strong performance. Chesapeake Energy (0.6%) and Comstock Resources (0.5%), two companies with exposure to natural gas, each gained over 45% from their purchases in December. First Horizon Pharmaceuticals (sold) was the portfolio’s worst performer during the year as it declined 90% after drastically lowering their future sales and earnings guidance. We exited from the stock as a result of this news.

See accompanying index descriptions on page xxiv.

		Average Annualized Returns as of May 31, 2003
Capital Opportunities Fund		1 Year	Since Inception (7/5/00)
Institutional Class		2.59%	-9.26%
Class A	at NAV	2.14%	-9.69%
	at POP	-2.76%	-11.19%
Class B	without CDSC	1.63%	-10.14%
	with CDSC	-2.87%	-11.10%
Class C	without CDSC	1.43%	-10.20%
	with CDSC	0.43%	-10.20%
Russell 2000® Growth Index		-9.61%	-17.63%
Russell 2000® Index		-8.18%	-3.96%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Capital Opportunity Fund Institutional Class against the Russell 2000® and Russell 2000® Growth Index. The Indices have an inherent performance advantage over the Fund since they have no cash in their portfolio, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index.

Past performance is no guarantee of future results. Total return and principal value of investments will fluctuate with market changes, and shares, when redeemed, may be worth more or less than their original cost. Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The inception date for the Class A and C shares is 9/30/02. The inception date for the Class B shares is 12/31/02. Historical performance shown for Class A, B and C shares prior to their inception date reflect Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 7/5/00. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.75%. Class B returns with contingent deferred sales charge (CDSC) include the effect of the Fund’s CDSC which declines from 4.5% the first year to 0% after six years. Class B Shares convert to Class A Shares after eight years. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

The Capital Opportunities Fund could fluctuate in price more than most funds, due to the volatile nature of both the technology sector and stocks of smaller companies. In addition, the Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund’s returns consequently may be attributable to its investment in IPOs.

See accompanying index descriptions on page xxiv.

Mercantile International Equity Fund

For the twelve months ended May 31, 2003, the International Equity Fund outpaced the benchmark index, the MSCI All Countries World Free ex-U.S. Index. The Fund’s out-performance was quite impressive in a period of extreme volatility and uncertainty caused by declining global economic growth and the war with Iraq. The main drivers of out-performance were the overweight position in the consumer staples sector, careful stock selection within the technology and telecom sectors as those companies rebuilt balance sheets, and a continued focus on Eastern European banks.

Looking forward, a post-war euphoria and a sense that the period of slumping global economies is behind us appear to be the main reasons for a rally in the last few months. However, we remain suspicious of the longevity of the current rally. Risks to the rally include an equally strong rally in bonds and the possibility of deflation, weak corporate capital expenditures, and a surging euro hurting those companies that rely on exports.

See accompanying index descriptions on page xxiv.

x

		Average Annualized Returns as of May 31, 2003
International Equity Fund		1 Year	3 Year	5 Year	Since Inception (7/2/93)
Institutional Class		-7.75%	-6.92%	-0.57%	5.18%
Class A	at NAV	-8.14%	-7.36%	-1.05%	4.66%
	at POP	-12.48%	-8.84%	-2.01%	4.15%
Class B	without CDSC	-8.75%	-7.87%	-1.58%	4.12%
	with CDSC	-12.77%	-8.65%	-1.88%	4.12%
Class C	without CDSC	-8.77%	-7.88%	-1.58%	4.12%
	with CDSC	-9.66%	-7.88%	-1.58%	4.12%
MSCI All Country World Free ex-U.S. Index		-10.81%	-12.06%	-3.41%	2.89%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the International Equity Fund Institutional Class against the MSCI All Country World Free ex-U.S. Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Past performance is no guarantee of future results. Total return and principal value of investments will fluctuate with market changes, and shares, when redeemed, may be worth more or less than their original cost. Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The inception date for the Class A and C shares is 9/30/02. The inception date for the Class B shares is 12/31/02. Historical performance shown for Class A, B and C shares prior to their inception date reflect Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 7/2/93. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.75%. Class B returns with contingent deferred sales charge (CDSC) include the effect of the Fund’s CDSC which declines from 4.5% the first year to 0% after six years. Class B Shares convert to Class A Shares after eight years. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

International investing is subject to certain risks, such as currency exchange rate volatility, possible political, social or economic instability, foreign taxation and/or differences in auditing and other financial standards.

See accompanying index descriptions on page xxiv.

Mercantile Diversified Real Estate Fund

REIT’s have rallied solidly, up over 10% in the past two months, to push the one-year return up to a positive 3.10% as measured by the Wilshire Real Estate Securities Index. The Diversified Real Estate Fund has outperformed during this fiscal year. The Fund largely avoided the sell-off in the hotel sector, which was down just over 21%, and it also benefited from increased positions in more conservative triple-net lease companies during the year. The Fund was negatively impacted by its underweight position in the strong retail sector, which posted an industry leading total return of just under 23%. While we continue to question how much farther this rally in retail REITs will go, we have opportunistically added to our positions making the sector the largest in the portfolio, but remaining below the index weight.

Despite rather weak property markets, REITs are trading at, or near, all-time highs. As we had expected, real estate fundamentals continued to deteriorate during the year particularly in the office, apartment, and hotel sectors. While improvements in real estate fundamentals generally lag improvements in the general economy, we feel that most indications are that markets have at least begun to stabilize. The current historic low interest rate environment has both allowed REITs to reduce their cost of capital and fueled the interest of pension funds and other investors in buying real estate. REITs have been taking advantage of this interest by realizing gains on the sale of properties and reducing their debt or buying back stock. We expect to see a rotation into apartment and office stocks given any sign of economic improvement and remain positioned to benefit from such a move. Given the strong appreciation in REIT stocks recently, we expect much of the return for the remainder of the year will come from yield. Looking out to 2004, we feel REITs remain well positioned to benefit from an improving economy.

See accompanying index descriptions on page xxiv.

		Average Annualized Returns as of May 31, 2003
Diversified Real Estate Fund		1 Year	3 Year	5 Year	Since Inception (8/1/97)
Institutional Class		5.49%	14.41%	8.36%	7.91%
Class A	at NAV	4.95%	13.84%	7.82%	7.37%
	at POP	-0.04%	12.00%	6.77%	6.47%
Class B	without CDSC	4.43%	13.27%	7.28%	6.84%
	with CDSC	-0.05%	12.49%	6.98%	6.71%
Class C	without CDSC	4.49%	13.30%	7.30%	6.85%
	with CDSC	3.50%	13.30%	7.30%	6.85%
Wilshire Real Estate Securities Index		3.10%	13.96%	6.74%	6.40%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Diversified Real Estate Fund Institutional Class against Wilshire Real Estate Securities Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Past performance is no guarantee of future results. Total return and principal value of investments will fluctuate with market changes, and shares, when redeemed, may be worth more or less than their original cost. Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The inception date for the Class A and C shares is 9/30/02. The inception date for the Class B shares is 12/31/02. Historical performance shown for Class A, B and C shares prior to their inception date reflect Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 8/1/97. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.75%. Class B returns with contingent deferred sales charge (CDSC) include the effect of the Fund’s CDSC which declines from 4.5% the first year to 0% after six years. Class B Shares convert to Class A Shares after eight years. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

Although the Diversified Real Estate Fund will not invest in real estate directly, it is subject to the same risks that are associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry.

See accompanying index descriptions on page xxiv.

Mercantile Limited Maturity Bond Fund

Interest rates dropped precipitously during the fiscal year as the economy downshifted to a slower-than-normal recovery pace. The combination of investor skepticism resulting from the corporate malfeasance scandals, the higher energy prices for much of the year and the anxieties brought on by the war with Iraq, all worked to dampen economic growth. While consumers kept a steady, albeit modest, expansion going, business continued to keep a tight rein on operating costs, to rationalize workforces and maintained frugal capital spending plans. The net result has been an economy growing well below its potential with a gradually rising unemployment rate.

In reaction to the slow economy and expectations of a continued drop in the inflation rate, interest rates fell about 2.0% across the middle of the Treasury yield curve. Two-year Treasury yields ended the year at 1.3%, down from over 3% at the start of the period. Five-year Treasury rates ended the fiscal year near 2.3%, down from over 4%. The yield curve remained steeply positive between near-term and longer-term interest rates as the Federal Reserve lowered the overnight bank lending rate by 0.50% in November. In this environment, total returns (income plus price change) along the Treasury curve ranged from 1.5% in the three-month Treasury bill to 14.2% in the five-year Treasury note. The Fund’s performance in this extremely positive market was held back by its more defensive posture relative to the benchmark index.

During the year, the Fund increased its holdings of Treasury and Agency securities. Mortgage-backed securities, as well as cash reserves, decreased over the period. The Fund’s average maturity was essentially unchanged at 2.2 years. Due to the increasingly stimulative nature of both monetary and fiscal policy, we are forecasting improving economic growth in the time period ahead. Combining tax cuts, a depreciation of the U.S. dollar vis-à-vis many trading partners, and a continued home mortgage refinancing boom, are all policy tools are pointed toward stimulus. The Fund remains defensively postured relative to the benchmark index as we anticipate a rising interest rate environment.

See accompanying index descriptions on page xxiv.

		Average Annualized Returns as of May 31, 2003
Limited Maturity Bond Fund		1 Year	3 Year	5 Year	10 Year	Since Inception (3/14/91)
Institutional Class		5.82%	6.70%	5.62%	5.66%	6.15%
Class A	at NAV	5.22%	6.14%	5.08%	5.12%	5.62%
	at POP	0.74%	4.61%	4.18%	4.67%	5.25%
Class B	without CDSC	4.77%	5.64%	4.58%	4.61%	5.10%
	with CDSC	0.27%	4.74%	4.24%	4.61%	5.10%
Class C	without CDSC	4.60%	5.58%	4.54%	4.59%	5.08%
	with CDSC	3.60%	5.58%	4.54%	4.59%	5.08%
Lehman Mutual Fund 1-5 Year Government/Credit Bond Index		8.80%	9.11%	7.17%	6.55%	7.11%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Limited Maturity Bond Fund Institutional Class against the Lehman MF 1-5 Year Govt/Credit Bond Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Past performance is no guarantee of future results. Total return and principal value of investments will fluctuate with market changes, and shares, when redeemed, may be worth more or less than their original cost. Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The inception date for the Class A and C shares is 9/30/02. The inception date for the Class B shares is 12/31/02. Historical performance shown for Class A, B and C shares prior to their inception date reflect Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 3/14/91. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.25%. Class B returns with contingent deferred sales charge (CDSC) include the effect of the Fund’s CDSC which declines from 4.5% the first year to 0% after six years. Class B Shares convert to Class A Shares after eight years. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

See accompanying index descriptions on page xxiv.

Mercantile Total Return Bond Fund

Over the past twelve months, the economy grew at a more modest pace than has been typical coming out of recession. Normally, as the economy recovers, consumer demand surges and business draws on its slack capacity to meet the higher demand. However, in this slow recovery, consumer demand has been firm but not spectacular, while business continued to cut operating and labor expenses rather than scale up to meet expected future growth. Additionally, the corporate scandals of 2002 and the Iraq war combined to keep corporate management distracted, and hesitant to commit resources to capital investments with a long-term payback.

In reaction to the slow economy, interest rates fell about 2.0% across the middle of the Treasury yield curve and about 1.25% on the longer end of the curve. Two-year Treasury yields ended the year at 1.3%, down from over 3% at the start of the period. Thirty-year Treasury rates ended the fiscal year near 4.4%, down from 5.6%. The yield curve remained steeply positive between near-term and longer-term interest rates as the Federal Reserve lowered the overnight bank lending rate by 0.50% in November and by 0.25% in June.

In this environment, total returns (income plus price change) along the Treasury curve ranged from 1.5% in the three-month Treasury bill to over 26% in the thirty-year Treasury bond. The Fund’s performance in this extremely positive market was held back by its more defensive posture relative to the benchmark index.

During the year, the Fund increased its holdings of Treasury, Agency, and investment-grade corporate securities. Additionally, high yield investments were increased. Mortgage-backed securities, as well as cash reserves, decreased over the period. The Fund’s average maturity declined from 7.3 years to 6.6 years. Due to the increasingly stimulative nature of both monetary and fiscal policy, we are forecasting improving economic growth in the time period ahead. Federal tax cuts, a weakening U.S. dollar, a strongly accommodative central bank and the continued home mortgage refinancing boom, all point toward economic stimulus over the next year. The Fund remains defensively postured relative to the benchmark index as we anticipate a rising interest rate environment.

See accompanying index descriptions on page xxiv.

		Average Annualized Returns as of May 31, 2003
Total Return Bond Fund		1 Year	3 Year	5 Year	Since Inception (3/31/98)
Institutional Class		8.68%	8.59%	6.54%	6.55%
Class A	at NAV	8.12%	8.05%	6.00%	6.02%
	at POP	3.49%	6.49%	5.10%	5.15%
Class B	without CDSC	7.61%	7.52%	5.48%	5.50%
	with CDSC	3.11%	6.65%	5.16%	5.34%
Class C	without CDSC	7.64%	7.53%	5.49%	5.50%
	with CDSC	6.64%	7.53%	5.49%	5.50%
Lehman Aggregate Bond Index		11.58%	10.91%	7.77%	7.75%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Total Return Bond Fund Institutional Class against Lehman Aggregate Bond Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Past performance is no guarantee of future results. Total return and principal value of investments will fluctuate with market changes, and shares, when redeemed, may be worth more or less than their original cost. Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The inception date for the Class A and C shares is 9/30/02. The inception date for the Class B shares is 12/31/02. Historical performance shown for Class A, B and C shares prior to their inception date reflect Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 3/31/98. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.25%. Class B returns with contingent deferred sales charge (CDSC) include the effect of the Fund’s CDSC which declines from 4.5% the first year to 0% after six years. Class B Shares convert to Class A Shares after eight years. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

See accompanying index descriptions on page xxiv.

Mercantile Maryland Tax-Exempt Bond Fund

The state and local governments of Maryland appear to be in strong enough economic shape to weather this fiscal storm without any major downgrades. Local and state leaders still have some tough decisions to make in the way of spending cuts and possible tax increases, but the situation should improve gradually going forward as the economy’s growth picks up. One way most issuers plan on balancing the budget gap is through tax-exempt issuance. In the past, Maryland has had a scarcity of issuance with which to meet the demand for bonds from high net worth individuals and mutual funds. This year, it appears as if the situation will reverse itself, as individual buyers have balked at the historically low yields offered on Maryland municipal bonds. Issuers, with the low yields and revenue deficits to make up, are anxious to tap the tax-exempt bond market. The result should be a widening of credit spreads in order to make the bonds attractive to a wider (i.e. national) audience of buyers. A continuation of positive returns in the equity markets could result in asset allocation out of bonds into stock, also negatively contributing to the supply/demand dynamic.

The effective duration of the Fund was shorter than its peer group for most of the prior twelve months, resulting in the relative underperformance of the Fund. Expectations that the economy would grow consistently were punctured by the geopolitical situation playing itself out over a longer than expected timeframe. With yields at historic lows, easy monetary policy, tax cuts taking effect and the heavy fighting in Iraq over, the risks to the economy appear to be behind us. This implies higher long term interest rates in the future, once market sentiment moves into the growth and recovery camp. We are currently leaning towards a relatively short duration for the Fund, moving to shorten whenever the market presents itself favorably.

See accompanying index descriptions on page xxiv.

		Average Annualized Returns as of May 31, 2003
Maryland Tax-Exempt Bond Fund		1 Year	3 Year	5 Year	10 Year	Since Inception (6/2/92)
Institutional Class		6.15%	7.57%	5.08%	5.23%	5.71%
Class A	at NAV	5.63%	7.04%	4.56%	4.71%	5.18%
	at POP	1.14%	5.52%	3.66%	4.25%	4.77%
Class B	without CDSC	5.10%	6.51%	4.04%	4.19%	4.66%
	with CDSC	0.60%	5.62%	3.69%	4.19%	4.66%
Class C	without CDSC	5.09%	6.50%	4.04%	4.19%	4.66%
	with CDSC	4.09%	6.50%	4.04%	4.19%	4.66%
Lehman Maryland Municipal Bond Index		9.70%	9.11%	6.19%	6.27%	6.77%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Maryland Tax-Exempt Bond Fund Institutional Class against the Lehman Maryland Municipal Bond Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Past performance is no guarantee of future results. Total return and principal value of investments will fluctuate with market changes, and shares, when redeemed, may be worth more or less than their original cost. Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The inception date for the Class A and C shares is 9/30/02. The inception date for the Class B shares is 12/31/02. Historical performance shown for Class A, B and C shares prior to their inception date reflect Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 6/2/92. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.25%. Class B returns with contingent deferred sales charge (CDSC) include the effect of the Fund’s CDSC which declines from 4.5% the first year to 0% after six years. Class B Shares convert to Class A Shares after eight years. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

The Maryland Tax-Exempt Bond Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

See accompanying index descriptions on page xxiv.

Mercantile Intermediate Tax-Exempt Bond Fund

Short and intermediate municipal bond yields were at 45 year lows at the end of May 2003, despite signs of an economic recovery, success in the war against Iraq and recovering equity markets. One reason is that the Fed Funds rate as of May 31, 2003 is sitting at 1.25% with Chairman Greenspan unlikely to move it higher in the near future. Another is the perception by the fixed income markets that we are headed into a deflationary environment here in the US, similar to what Japan has faced for the last few years. Greenspan’s recent comments expressing the Fed’s “concern” only exacerbated the push to lower yields. In spite of all of the threats that worried the financial markets the past year, from the military/political (Iraq, North Korea and terrorism) to the accounting scandals, as well as the SARS outbreak, the economy managed to keep from falling back into recession. However, each time it appeared the economy had started to gain some momentum, another event seemed to pop up and dampen the growth. With the geopolitical situation stabilized, tax cuts on the way, government spending up and real interest rates actually negative, the economy is poised for solid growth in the second half of 2003. The housing market is at record levels and the falling dollar should help exporters. Most leading indicators have turned upward; only employment, usually the last to turn, has lagged. Recovering equity markets should help consumer confidence as well as their net wealth.

Despite the poor fiscal situations at many state and local governments, credit ratings weakened only modestly. Most governments were moving to fill the budgetary gaps through combinations of spending cuts, tax increases and additional borrowing. That increase in borrowing resulted in record tax-exempt issuance in 2002; the pace set through May 2003 will easily eclipse last year’s total if it, as expected, continues. Who will buy that paper is also a concern. Since last fall, municipal bond funds have averaged slight outflows on a monthly basis, and retail buying has tapered off at these historically low yields. The largest buyers have been crossover and arbitrage accounts, who are normally not long term holders of the paper. If the equity markets continue to move higher, asset reallocation out of bonds would also put pressure on the supply/demand equilibrium. The result should be wider credit spreads and underperformance relative to other fixed income asset classes.

We have kept the duration of the Fund shorter than those of its peer group over the past year, as the expected economic recovery was never able to gain momentum, resulting in the relative underperformance of the Fund. With yields at 45 year lows, the geopolitical situation more positive and both fiscal and monetary policy stimulative, we feel the economy should finally regain its footing in the second half of the year. As the deflation fears subside, risks will be skewed toward higher rates. Therefore, we plan to keep the duration short, but may move quickly in periods of volatility, utilizing those opportunities to add relative value.

See accompanying index descriptions on page xxiv.

		Average Annualized Returns as of May 31, 2003
Intermediate Tax-Exempt Bond Fund		1 Year	3 Year	5 Year	Since Inception (3/31/98)
Institutional Class		4.36%	5.85%	4.53%	4.52%
Class A	at NAV	3.85%	5.32%	4.01%	4.00%
	at POP	-0.58%	3.80%	3.12%	3.15%
Class B	without CDSC	3.33%	4.80%	3.50%	3.49%
	with CDSC	-1.17%	3.88%	3.15%	3.32%
Class C	without CDSC	3.32%	4.79%	3.49%	3.48%
	with CDSC	2.32%	4.79%	3.49%	3.48%
Lehman 1-8 Year Municipal Bond Index		7.63%	7.59%	5.73%	5.63%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Intermediate Tax-Exempt Bond Fund Institutional Class against the Lehman 1-8 Year Municipal Bond Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Past performance is no guarantee of future results. Total return and principal value of investments will fluctuate with market changes, and shares, when redeemed, may be worth more or less than their original cost. Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The inception date for the Class A and C shares is 9/30/02. The inception date for the Class B shares is 12/31/02. Historical performance shown for Class A, B and C shares prior to their inception date reflect Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 3/31/98. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.25%. Class B returns with contingent deferred sales charge (CDSC) include the effect of the Fund’s CDSC which declines from 4.5% the first year to 0% after six years. Class B Shares convert to Class A Shares after eight years. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

The Intermediate Tax-Exempt Bond Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

See accompanying index descriptions on page xxiv.

Mercantile National Tax-Exempt Bond Fund

Municipal yields have reached their lowest levels in 45 years, due to disappointing economic growth and recently, the implied threat of Japan-style deflation by Fed Chairman Greenspan. If one looks at the numbers, though, you might wonder what the fuss is about. Over the past year, GDP growth was slightly over 2%. Not great, but certainly not a recession, although particular industries still suffer from overcapacity. The GDP deflator is at 2.5%, while core CPI grew at nearly 2%. Why are yields at levels that imply a recurrence of the Great Depression? Market expectations of a “quantitative ease” by the Fed, forecasts of a gloomy economy, record inflows into bond funds and large Treasury purchases by foreign central banks have all contributed. This has led to what we believe is a price bubble in bonds similar to what occurred in the equity markets in the late 1990s and came to a head in March of 2000.

With issuers having to make up for lost revenue, tapping the tax-exempt bond market has become their favorite pastime. Tax-exempt bond issuance set an all time record in 2002 of $350 billion, and 2003 is on pace to eclipse that figure. Demand in late 2002 and early 2003 has come from non-traditional buyers such as crossover and arbitrage accounts. The low level of yields has caused retail buyers to back away from the market, and inflows to mutual funds have been negative (not including reinvestment) since Fall 2002. With continued heavy supply expected for the rest of 2003 and the nontraditional accounts already holding large amounts of bonds, placement of the deals could be challenging, particularly if equity prices continue their positive trend (resulting in asset allocation out of bonds into stocks). Credit quality has almost bottomed out, resulting in spreads widening from near historically tight levels.

The inability of the economy to produce steady growth over the past year, given the geopolitical events, caused rates to decline, resulting in the Fund underperforming relative to its peer group. With those geopolitical clouds having been removed, we feel everything appears to be in place for stronger growth over the next twelve months. Monetary policy is easy, deficit spending is ongoing and tax cuts have been passed. Issuance of Treasury bonds to fund the deficit has ballooned, while corporate credit spreads have tightened dramatically. All these factors imply higher long term interest rates in the near future.

See accompanying index descriptions on page xxiv.

		Average Annualized Returns as of May 31, 2003
National Tax-Exempt Bond Fund		1 Year	3 Year	5 Year	Since Inception (3/31/98)
Institutional Class		6.12%	7.48%	5.22%	5.29%
Class A	at NAV	5.78%	7.37%	5.16%	5.23%
	at POP	1.26%	5.81%	4.24%	4.37%
Class B	without CDSC	5.03%	6.40%	4.17%	4.24%
	with CDSC	0.53%	5.51%	3.83%	4.08%
Class C	without CDSC	5.19%	6.46%	4.20%	4.27%
	with CDSC	4.19%	6.46%	4.20%	4.27%
Lehman 10-Year Municipal Bond Index		11.08%	9.78%	6.70%	6.58%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the National Tax-Exempt Bond Fund against the Lehman 10-Year Municipal Bond Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Past performance is no guarantee of future results. Total return and principal value of investments will fluctuate with market changes, and shares, when redeemed, may be worth more or less than their original cost. Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The inception date for the Class A and C shares is 9/30/02. The inception date for the Class B shares is 12/31/02. Historical performance shown for Class A, B and C shares prior to their inception date reflect Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 3/31/98. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.25%. Class B returns with contingent deferred sales charge (CDSC) include the effect of the Fund’s CDSC which declines from 4.5% the first year to 0% after six years. Class B Shares convert to Class A Shares after eight years. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

The National Tax-Exempt Bond Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

See accompanying index descriptions on page xxiv.

Index Definitions:

The S&P 500® Index is an unmanaged index generally representative of the performance of the U.S. stock market.

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks.

The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks

The Russell 2000® Growth Index is an unmanaged index considered representative of small-cap growth stocks.

The Russell 2000® Index measure the performance of the 2000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index and is considered representative of small-cap stocks.

The MSCI All Country World Free ex-U.S. Index is an unmanaged index of foreign securities that reflects a strategic emerging markets allocation.

The Wilshire Real Estate Securities Index is an unmanaged index generally representative of the U.S. REIT market.

The Lehman Mutual Fund Short 1-5 Year Government/Credit Bond Index is an unmanaged index generally representative of the performance of government and corporate bonds with remaining maturities of between 1 and 5 years.

The Lehman Aggregate Bond Index is an unmanaged index comprised of the Lehman Brothers Government/Credit Bond Index and two Lehman Brothers asset-backed securities indices.

The Lehman Maryland Municipal Bond Index is an unmanaged index that tracks the performance of Maryland municipal bonds. The Lehman Maryland Municipal Bond Index inception date is July 31, 1993. Therefore, the performance figures for the Lehman Municipal Bond Index, an unmanaged index generally representative of the total return of outstanding municipal bonds, are used in the graph for the period June 30, 1992 to June 30, 1993.

The Lehman 1-8 Year Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds with remaining maturities of 1-8 years.

The Lehman 10-Year Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds with maturities of 10 years.

See accompanying index descriptions on page xxiv.

Mercantile Funds, Inc.

PRIME MONEY MARKET FUND

Statement of Net Assets

May 31, 2003

	Par (000)	Value
AGENCY OBLIGATIONS — 13.4%
Federal Home Loan Bank — 4.7%
Notes
1.67%, 12/24/03	$10,000	$10,000,000
1.40%, 05/07/04	10,000	10,000,000
1.40%, 05/28/04	15,000	15,000,000

		35,000,000

Federal Home Loan Mortgage — 2.7%
Notes
1.15%, 07/11/03	20,000	19,974,444

Student Loan Marketing Association — 6.0%
Floating Rate Notes**
1.17%, 07/17/03	15,000	15,000,000
1.18%, 08/21/03	15,000	15,000,000
1.19%, 11/20/03	15,000	15,000,000

		45,000,000

TOTAL AGENCY OBLIGATIONS
(Cost $99,974,444)		99,974,444

CERTIFICATES OF DEPOSIT — 4.7%
Bank of Montreal
1.21%, 07/28/03	15,000	15,000,000
Toronto Dominion Bank
1.25%, 06/12/03	20,000	20,000,000

TOTAL CERTIFICATES OF DEPOSIT
(Cost $35,000,000)		35,000,000

COMMERCIAL PAPER — 37.6%
Banks — 3.3%
Westdeutche Landesbank Girozentrale
1.26%, 06/03/03	15,000	14,998,950
1.19%, 07/24/03	10,000	9,982,481

		24,981,431

Beverages — 1.3%
Coca Cola
1.18%, 06/26/03	10,000	9,991,806

Broker/Dealers — 7.3%
Dexia Delaware, LLC
1.22%, 07/30/03	25,000	24,950,014
UBS Finance
1.35%, 06/02/03	30,000	29,998,875

		54,948,889

Financial Services — 14.4%
CitiCorp
1.24%, 06/23/03	15,000	14,988,633
J.P. Morgan & Co.
1.24%, 07/22/03	15,000	14,973,650

	Par (000)	Value
COMMERCIAL PAPER — Continued
Financial Services — Continued
HBOS Treasury Service
1.17%, 10/01/03	$25,000	$24,901,299
Morgan Stanley Dean Witter
1.25%, 07/16/03	18,000	17,971,875
Northern Trust
1.20%, 07/01/03	15,000	14,985,000
Societe Generale
1.15%, 08/15/03	20,000	19,952,083

		107,772,540

Manufacturing — 2.0%
Dupont
1.17%, 07/17/03	15,000	14,977,575

Medical Equipment — 2.0%
Johnson & Johnson Corp.
1.18%, 11/03/03	15,000	14,923,792

Petroleum — 4.0%
Chevron Corp.***
1.26%, 06/13/03	15,000	14,993,700
1.18%, 09/17/03	15,000	14,946,900

		29,940,600

Utilities — Electric — 3.3%
General Electric Capital Corp.
1.25%, 06/11/03	15,000	14,994,792
1.11%, 09/03/03	10,000	9,971,017

		24,965,809

TOTAL COMMERCIAL PAPER
(Cost $282,502,442)		282,502,442

ASSET BACKED SECURITIES — 23.4%
Finance
Amsterdam Funding Corp.***
1.25%, 06/30/03	15,000	14,984,896
1.24%, 07/02/03	10,000	9,989,322
Barton***
1.23%, 06/10/03	12,000	11,996,310
Delaware Funding***
1.25%, 06/24/03	15,000	14,988,021
Edison Asset Securitization***
1.20%, 08/07/03	15,000	14,966,500
Fairway Finance***
1.25%, 06/09/03	10,000	9,997,222
1.24%, 07/15/03	10,000	9,984,844
Kitty Hawk Funding***
1.24%, 06/18/03	16,000	15,990,631
Old Line Funding Corp.***
1.23%, 07/07/03	12,000	11,985,240
1.20%, 08/01/03	11,048	11,025,536
Steamboat Funding***
1.28%, 06/12/03	25,000	24,990,222

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

PRIME MONEY MARKET FUND

Statement of Net Assets — Concluded

May 31, 2003

	Par (000)	Value
ASSET-BACKED SECURITIES — Continued
Finance — Continued
Three Pillars***
1.24%, 07/09/03	$10,000	$9,986,911
Windmill Funding Corp.***
1.23%, 07/30/03	15,000	14,969,762

TOTAL ASSET-BACKED SECURITIES
(Cost $175,855,417)		175,855,417

REPURCHASE AGREEMENTS — 16.5%
Banc of America Securities, LLC
(Agreement dated 5/30/03 to be repurchased at $28,002,800 collateralized by $22,470,000 (Value $28,617,361) U.S. Treasury Notes, 6.25%, due 8/15/23)
1.20%, 06/02/03	28,000	28,000,000
J.P. Morgan Securities, Inc.
(Agreement dated 5/30/03 to be repurchased at $28,002,800 collateralized by $27,932,000 (Value $28,527,642) U.S. Treasury Notes, 3.0%, due 2/29/04)
1.20%, 06/02/03	28,000	28,000,000
Morgan Stanley Securities, Inc.
(Agreement dated 5/30/03 to be repurchased at $28,002,800 collateralized by $26,120,000 (Value $28,549,584) U.S. Treasury Notes, 7.25%, due 8/15/04)
1.20%, 06/02/03	28,000	28,000,000
State Street Bank & Trust Co.
(Agreement dated 5/30/03 to be repurchased at $12,001,190 collateralized by $8,425,000 (Value $12,501,738) U.S. Treasury Notes, 8.0%, due 11/15/21)
1.19%, 06/02/03	12,000	12,000,000
Wachovia Securities, Inc.

(Agreement dated 5/30/03 to be repurchased at $28,002,823 collateralized by $16,435,000 (Value $26,090,060) U.S. Treasury Notes, 9.125%, due 5/15/18, by $1,712,000 (Value $2,535,845) U.S. Treasury Notes, 7.875%, due 2/15/21, and by $1,000 (Value $1,353) U.S. Treasury Notes,
6.75%, due 8/15/26)

1.21%, 06/02/03	28,000	28,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $124,000,000)		124,000,000

	Number of Shares	Value
INVESTMENT COMPANIES — 4.5%
Goldman Sachs Financial Square Prime Obligations Fund	7,526,726	$7,526,726
Merrill Lynch Premier Institutional Fund	24,118,108	24,118,108
Provident Institutional Funds —TempFund	1,831,822	1,831,822

TOTAL INVESTMENT COMPANIES
(Cost $33,476,656)		33,476,656

TOTAL INVESTMENTS IN SECURITIES — 100.1%
(Cost $750,808,959*)		750,808,959
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%		(462,105)

NET ASSETS — 100.0%		$750,346,854

NET ASSET VALUE PER SHARE
Institutional Shares ($749,413,257 ÷ 749,477,107 shares outstanding)		$1.00

Class A Shares ($829,551 ÷ 829,551 shares outstanding)		$1.00

Class B Shares ($19,837 ÷ 19,837 shares outstanding)		$1.00

Class C Shares ($84,209 ÷ 84,209 shares outstanding)		$1.00

*	Aggregate cost for Federal income tax purposes.
**	The rates shown are as of May 31, 2003.
***	Security was purchased pursuant to Rule 144a of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities represent 23.4% of net assets.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

GOVERNMENT MONEY MARKET FUND

Statement of Net Assets

May 31, 2003

	Par (000)	Value
AGENCY OBLIGATIONS — 79.0%
Federal Farm Credit Bureau — 10.0%
Discount Notes
1.16%, 06/09/03	$15,000	$14,996,133
1.08%, 09/15/03	10,000	9,968,200
1.24%, 10/27/03	5,000	4,974,614
1.21%, 10/28/03	4,500	4,477,463
1.15%, 01/15/04	4,000	3,970,867

		38,387,277

Federal Home Loan Bank — 13.3%
Discount Notes
1.16%, 06/18/03	10,000	9,994,522
1.16%, 07/09/03	10,000	9,987,808
1.19%, 07/18/03	4,000	3,993,786
1.16%, 08/08/03	4,000	3,991,236
1.15%, 08/15/03	5,000	4,988,021
1.09%, 11/17/03	10,000	9,948,830
Notes
1.40%, 05/07/04	8,000	8,000,000

		50,904,203

Federal Home Loan Mortgage Corp. — 18.7%
Discount Notes
1.16%, 06/24/03	15,000	14,988,884
1.22%, 06/26/03	5,000	4,995,764
1.17%, 08/28/03	12,000	11,965,827
1.15%, 09/19/03	10,000	9,964,861
1.17%, 10/09/03	10,000	9,957,930
1.13%, 11/06/03	10,000	9,950,406
Notes
1.16%, 07/11/03	10,000	9,987,111

		71,810,783

Federal National Mortgage Association — 21.4%
Discount Notes
1.22%, 06/04/03	15,000	14,998,475
1.20%, 06/25/03	10,000	9,992,033
1.23%, 07/02/03	5,000	4,994,704
1.22%, 07/09/03	10,000	9,987,122
1.21%, 07/16/03	7,500	7,488,656
1.22%, 07/25/03	5,000	4,990,850
1.18%, 07/30/03	15,000	14,971,115
1.18%, 08/18/03	10,000	9,974,542
Notes
1.20%, 10/20/03	5,000	4,976,500

		82,373,997

	Par (000)	Value
AGENCY OBLIGATIONS — Continued
Student Loan Marketing Association — 15.6%
Floating Rate Notes**
1.17%, 06/19/03	$10,000	$10,000,000
1.17%, 07/17/03	10,000	10,000,000
1.18%, 08/21/03	10,000	10,000,000
1.17%, 09/18/03	10,000	10,000,000
1.17%, 10/16/03	10,000	10,000,000
1.19%, 11/20/03	10,000	10,000,000

		60,000,000

TOTAL AGENCY OBLIGATIONS
(Cost $303,476,260)		303,476,260

REPURCHASE AGREEMENTS — 17.2%
Banc of America Securities, LLC
(Agreement dated 5/30/03 to be repurchased at $14,001,400 collateralized by $11,235,000 (Value $14,308,680) U.S. Treasury Notes, 6.25%, due 8/15/23)
1.20%, 06/02/03	14,000	14,000,000
J.P. Morgan Securities, Inc.
(Agreement dated 5/30/03 to be repurchased at $13,001,300 collateralized by $11,518,000 (Value $13,263,578) U.S. Treasury Notes, 5.0%, due 8/15/11)
1.20%, 06/02/03	13,000	13,000,000
Morgan Stanley Securities, Inc.
(Agreement dated 5/30/03 to be repurchased at $13,001,300 collateralized by $11,355,000 (Value $13,276,633) U.S. Treasury Notes, 13.875%, due 5/15/11)
1.20%, 06/02/03	13,000	13,000,000
State Street Bank & Trust Co.
(Agreement dated 5/30/03 to be repurchased at $13,001,289 collateralized by $9,125,000 (Value $13,540,459) U.S. Treasury Notes, 8.0%, due 11/15/21)
1.19%, 06/02/03	13,000	13,000,000
Wachovia Securities, Inc.
(Agreement dated 5/30/03 to be repurchased at $13,001,311 collateralized by $11,155,000 (Value $13,244,945) U.S. Treasury Notes, 7.0%, due 7/15/06)
1.21%, 06/02/03	13,000	13,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $66,000,000)		66,000,000

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

GOVERNMENT MONEY MARKET FUND

Statement of Net Assets — Concluded

May 31, 2003

	Number of Shares	Value
INVESTMENT COMPANIES — 3.9%
Goldman Sachs Financial Square Government Fund	7,030,207	$7,030,207
Merrill Lynch Government Money Market Fund	4,161,064	4,161,064
Provident Institutional Funds — FedFund	3,801,850	3,801,850

TOTAL INVESTMENT COMPANIES
(Cost $14,993,121)		14,993,121

TOTAL INVESTMENTS IN SECURITIES — 100.1%
(Cost $384,469,381*)		384,469,381
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%		(229,503)

NET ASSETS — 100.0%		$384,239,878

Value
NET ASSET VALUE PER SHARE
Institutional Shares ($383,787,506/383,915,515 shares outstanding)	$1.00

Class A Shares ($448,442/448,442 shares outstanding)	$1.00

Class B Shares ($2,922/2,922 shares outstanding)	$1.00

Class C Shares ($1,007/1,007 shares outstanding)	$1.00

*	Aggregate cost for Federal income tax purposes.
**	The rates shown are as of May 31, 2003.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT MONEY MARKET FUND

Statement of Net Assets

May 31, 2003

	Par (000)	Value
ALASKA — 1.8%
Alaska Marine, VRDN, Exxon Mobil Corp., Valdez Project**
1.30%, 06/01/03	$1,000	$1,000,000
1.32%, 06/01/03	2,000	2,000,000
1.30%, 06/01/03	1,100	1,100,000
1.30%, 06/01/03	1,000	1,000,000

		5,100,000

ARIZONA — 2.6%
Phoenix, GO
3.00%, 07/01/03	1,500	1,501,962
Phoenix Civic Improvement Corp., RB, Waste Water System Lease, Prerefunded 07/01/03 @ 102
6.125%, 07/01/23	1,000	1,023,641
Salt River, Agriculture Improvement & Power Distribution, GO, TECP, LIC: Wells, M&I, Bank One, Morgan Guaranty Trust Co. NY, Bank of America, Bank of New York
1.10%, 07/08/03	3,000	3,000,000
1.17%, 06/10/03	2,000	2,000,000

		7,525,603

CALIFORNIA — 2.3%
California State Department of Water and Power Supply, VRDN, RB, LIQ: Dexia**
1.18%, 06/07/03	2,000	2,000,000
City of Los Angeles, GO, Prerefunded 09/01/03 @ 102
5.25%, 09/01/08	2,000	2,060,828
Santa Clara Valley Transportation Authority, Tax Anticipation Note, RN
3.00%, 12/04/03	2,705	2,731,647

		6,792,475

COLORADO — 2.1%
Colorado State General Fund, RB, Tax Revenue Anticipation Note
3.00%, 06/27/03	6,000	6,006,314

CONNECTICUT — 1.7%
Connecticut State, VRDN, GO, SPA: Bayerische LandesBank**
1.20%, 06/07/03	1,100	1,100,000
Connecticut State Health & Education, VRDN, RB, AMBAC, Yale University**
1.30%, 06/01/03	1,000	1,000,000

	Par (000)	Value
CONNECTICUT — Continued
Connecticut State Health & Education, VRDN, RB, Yale University, Revolving Credit Facilities: Credit Local de France, Toronto Dominion Bank & Landesbank Hessen-Thuringen**
1.20%, 06/07/03	$3,000	$3,000,000

		5,100,000

DELAWARE — 2.2%
Delaware State, GO
4.00%, 08/01/03	6,300	6,331,667

DISTRICT OF COLUMBIA — 1.7%
George Washington University, VRDN, RB, MBIA, SPA: Bank of America**
1.15%, 06/07/03	5,000	5,000,000

FLORIDA — 5.6%
Florida State Board of Education, RB, INS: AMBAC
5.00%, 07/01/03	1,000	1,003,298
Miami-Dade County School District, RB, Tax Anticipation Note
2.75%, 06/26/03	3,000	3,002,509
University of Florida, VRDN, Athletic Association Inc., Capital Improvements, LOC: SunTrust Bank**
1.30%, 06/01/03	7,400	7,400,000
Volusia County Health Facilities, VRDN, FGIC, Aces-Pooled Hospital Loan Program, SPA: SunTrust Bank**
1.21%, 06/07/03	4,900	4,900,000

		16,305,807

GEORGIA — 1.1%
Atlanta Water & Sewer, RB, Prerefunded 01/01/04 @ 102
4.80%, 01/01/04	2,200	2,292,009
Georgia State, GO
4.75%, 07/01/03	1,000	1,002,753

		3,294,762

IDAHO — 2.6%
Idaho Health Facility Authority, VRDN, RB, St. Luke’s Medical Center, FSA, SPA: Bayerische LandesBank & Morgan Guaranty Trust Co. NY**
1.27%, 06/01/03	3,500	3,500,000
Idaho State, Tax Anticipation Note, GO
3.00%, 06/30/03	4,000	4,006,003

		7,506,003

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT MONEY MARKET FUND

Statement of Net Assets — Continued

May 31, 2003

	Par (000)	Value
ILLINOIS — 6.6%
Cook County, GO
3.05%, 01/01/04	$1,225	$1,238,159
Cook County, GO, VRDN, GPI, SPA: Landesbank Hessen-Thuringen**
1.25%, 06/07/03	1,000	1,000,000
Illinois Educational Facilities, VRDN, Northwestern University, LOC: First National Bank of Chicago/Bank One**
1.20%, 06/07/03	4,000	4,000,000
Illinois Educational Facilities, VRDN, Northwestern University, SPA: Northern Trust Co.**
1.20%, 06/07/03	1,700	1,700,000
Illinois Health Facility, VRDN, Rush Presby/St. Luke’s Medical Center, LOC: Northern Trust Co.**
1.20%, 06/07/03	1,630	1,630,000
Illinois Health Facility, VRDN, Rush Presby./St Luke’s Medical Center, INS: MBIA, SPA: First National Bank of Chicago/Bank One
1.20%, 06/07/03	2,000	2,000,000
Joliet Regional Port District, RB, Marine Exxon Project
1.12%, 06/02/03	4,800	4,800,000
Metropolitan Pier and Exposition Authority, RB, Prerefunded
6.50%, 06/15/03	2,735	2,853,928

		19,222,087

INDIANA — 2.8%
City of Mt. Vernon, TECP, PCRB, General Electric Co. Project
1.00%, 06/06/03	4,500	4,500,000
Indianapolis Bond Bank, Advance Funding Program, RN, INS: AMBAC
2.00%, 01/27/04	3,000	3,017,543
Saint Joseph County, VRDN, Educational Facility, Univ. of Notre Dame, Refunding Bonds, LIQ: Northern Trust & Fifth Third**
1.30%, 06/01/03	700	700,000

		8,217,543

KANSAS — 1.2%
Kansas State Department of Transportation, RB, INS: AMBAC
1.27%, 06/01/03	3,500	3,500,000

LOUISIANA — 0.5%
Saint Charles Parish, VRDN, PCRB, Shell Oil, Co. Project**
1.25%, 06/01/03	1,550	1,550,000

	Par (000)	Value
MARYLAND — 4.7%
City of Baltimore, VRDN, RB, IDA, Capital Acquisition Revenue, LOC: Bayerische LandesBank**
1.20%, 06/07/03	$2,000	$2,000,000
Maryland State Health & Higher Educational Facilities Authority, CP, TECP, Johns Hopkins University
1.05%, 07/02/03	2,336	2,336,000
Maryland State Health & Higher Educational Facilities Authority, RB, TECP, Johns Hopkins University
5.75%, 07/01/03	3,435	3,448,523
Montgomery County, GO, TECP, LIQ: Toronto Dominion
1.00%, 08/13/03	1,000	1,000,000
University of Maryland, VRDN, COP, College Park Business School, LOC: Bank of America**
1.17%, 06/07/03	5,000	5,000,000

		13,784,523

MASSACHUSETTS — 6.1%
Massachusetts Development Finance Agency, Boston University, RB, SPA: Bayeriche Landesbank
1.20%, 06/02/03	5,500	5,500,000
Massachusetts State Bond Anticipation Note, GO
4.00%, 09/01/03	4,300	4,329,322
Massachusetts State Health & Educational Facilities Authority, VRDN, RB, Capital Asset Program, LOC: First National bank of Chicago/Bank One**
1.35%, 06/02/03	3,000	3,000,000
Massachusetts State, VRDN, GO, SPA: State Street Bank & Trust Co., Refunding Bonds**
1.30%, 06/07/03	2,000	2,000,000
Massachusetts State Water Resources Authority, RB, Multi Model, SPA: Landesbank Hessen-Thrgnexp 08/13/03
1.25%, 06/07/03	3,050	3,050,000

		17,879,322

MICHIGAN — 1.4%
University of Michigan, VRDN, RB, Hospital Revenue**
1.35%, 06/01/03	1,950	1,950,000
University of Michigan, VRDN, RB, Medical Services**
1.35%, 06/01/03	2,000	2,000,000

		3,950,000

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT MONEY MARKET FUND

Statement of Net Assets — Continued

May 31, 2003

	Par (000)	Value
MINNESOTA — 3.9%
City of Rochester Health, RB, TECP, Health-Mayo Foundation
1.10%, 07/16/03	$2,400	$2,400,000
1.10%, 07/16/03	3,000	3,000,000
Minneapolis, GO, Special School District, University Gateway Project, SPA: Wells Fargo
1.10%, 06/07/03	6,000	6,000,000

		11,400,000

MISSISSIPPI — 0.4%
Harrison County, VRDN, PCRB, E.I. duPont deNemours & Co.**
1.35%, 06/01/03	1,100	1,100,000

MISSOURI — 0.8%
Missouri State Health & Educational Facilities, VRDN, RB, SPA: Morgan Guaranty Trust Co. NY, Washington University Project**
1.15%, 06/07/03	1,050	1,050,000
Missouri State Health & Educational Facilities, VRDN, RB, SPA: Morgan Guaranty Trust Co. NY, Washington University Project**
1.15%, 06/07/03	1,240	1,240,000

		2,290,000

NEVADA — 1.4%
Clark County Improvements District, VRDN, Local Improvements, Special Assessment, LOC: Bayerische Hypo Under Vereinsbank**
1.27%, 06/01/03	4,200	4,200,000

NEW JERSEY — 1.6%
Middlesex County Import Authority, Capital Equipment, RB
4.50%, 08/01/03	2,065	2,076,880
Newark, GO, INS: MBIA
5.00%, 10/01/03	1,600	1,620,859
New Jersey State Educational Facilities Authority, Princeton University
1.25%, 06/01/03	1,000	1,000,000

		4,697,739

NEW YORK — 7.2%
City of New York, New York Water Finance Authority, VRDN, INS:FGIC
1.30%, 06/03/03	2,000	2,000,000
City of New York, New York Water Finance Authority, TECP, LIQ: Heleba
1.30%, 06/07/03	4,200	4,200,000

	Par (000)	Value
NEW YORK — Continued
Long Island Power Authority,VRDN, RB, New York Electric Systems, MBIA, SPA: Credit Suisse First Boston**
1.11%, 06/07/03	$4,000	$4,000,000
New York City, VRDN, GO, 1993 Service Project, INS: FGIC
1.30%, 06/01/03	4,285	4,285,000
New York State Environmental Facilities Corp., TECP, RB, Clean Water & Drinking Revolving Fund
1.00%, 06/05/03	2,500	2,500,000
New York Transitional Financial Authority, GPI, RAN, New York City Recovery
1.05%, 07/17/03	4,000	4,000,000

		20,985,000

NORTH CAROLINA — 3.8%
City of Durham, VRDN, COP, SPA: Wachovia Bank N.A.**
1.30%, 06/07/03	1,300	1,300,000
City of Winston-Salem, VRDN, COP, CPI, SPA: Wachovia Bank N.A.**
1.20%, 06/07/03	2,000	2,000,000
1.20%, 06/07/03	400	400,000
North Carolina Medical Care Community, VRDN, RB, Duke University Hospital, SPA: Wachovia Bank N.A.**
1.23%, 06/07/03	2,000	2,000,000
New Hanover County, GO
5.30%, 11/01/03	1,210	1,231,300
University of North Carolina, VRDN, RB, Housing Systems Revenue
1.20%, 06/07/03	4,300	4,300,000

		11,231,300

OHIO — 5.9%
Cuyahoga County, VRDN, Hospital Revenue, University Hospital of Cleveland, LOC: Chase Manhattan Bank**
1.12%, 06/02/03	4,000	4,000,000
City of Cincinnati, GO
3.25%, 12/01/03	2,765	2,795,360
Dublin City School District, GO, Bond Anticipation Note
1.51%, 10/15/03	1,400	1,402,023
Ohio State Public Facilities, RB, Higher Education Capital Facilities
4.375%, 11/01/03	2,000	2,024,614

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT MONEY MARKET FUND

Statement of Net Assets — Continued

May 31, 2003

	Par (000)	Value
OHIO — Continued
Ohio State University, VRDN, RB**
1.30%, 06/01/03	$1,900	$1,900,000
Warren County, Health Care, VRDN, Otterbein Homes, LOC: Fifth Third Bank**
1.27%, 06/07/03	5,050	5,050,000

		17,171,997

OREGON — 0.9%
State of Oregon, GO, VRDN, RB, Veterans Welfare Board, SPA: Morgan Guaranty Trust Co. NY**
1.10%, 06/07/03	2,600	2,600,000

PENNSYLVANIA — 9.4%
Allentown Commercial & Industrial Development Authority, RB, Diocese of Allentown, LIQ: Wachovia Bank
1.35%, 06/07/03	1,500	1,500,000
Delaware County, IDA, VRDN, General Electric Capital Corp.**
1.15%, 06/07/03	2,200	2,200,000
Delaware County, IDA, VRDN, GTD, United Parcels Project**
1.12%, 06/01/03	2,600	2,600,000
Geisinger Authority, RB, Geisinger Health Services, ETM
5.50%, 07/01/03	2,895	2,905,725
Lycoming County College Authority, College of Technology, RB, INS: AMBAC
3.00%, 11/01/03	1,000	1,008,130
Pennsylvania State Turnpike Commission, RB, VRDN, SPA: Westdeutsche Landesbank, Bayerische Landesbank, Landesbank Baden Wurtemburg
1.35%, 06/07/03	4,300	4,300,000
Pennsylvania State University, RB, VRDN, SPA: Toronto Dominion Bank**
1.19%, 06/07/03	2,500	2,500,000
Philadelphia Gas & Water Authority, Prerefunded, RB, INS: FSA, Prerefunded 07/01/03 @ 102
6.25%, 07/01/08	1,130	1,157,278
State of Pennsylvania, GO, CPI, INS: AMBAC
5.125%, 09/15/03	2,300	2,324,755
University of Pittsburgh, VRDN, RB, Capital Project
1.25%, 06/07/03	5,000	5,000,000

	Par (000)	Value
PENNSYLVANIA — Continued
West Chester Area School District, GO, INS: State Aid Withholding
1.50%, 12/01/03	$2,000	$2,004,728

		27,500,616

SOUTH CAROLINA — 2.7%
Berkeley County, VRDN, PCR, BP Amoco Chemical Co. Project
1.35%, 06/01/03	2,200	2,200,000
South Carolina Transportation Revenue, RB
5.375%, 10/01/03	3,000	3,041,521
South Carolina, Public Service Authority, TECP, Promisory Notes, INS: Commerzbank, Toronto Dominion
1.00%, 06/06/03	2,762	2,762,000

		8,003,521

TENNESSEE — 0.7%
Memphis, GO, TECP, LIQ: Westdeutsche Landesbank
1.15%, 06/04/03	2,000	2,000,000

TEXAS — 10.3%
Dallas Area Rapit Transit Authority, TECP, LIQ: Westdeutsche Landesbank, State Street
1.05%, 07/02/03	4,200	4,200,000
Gulf Coast Waste Disposal Authority, VRDN, PCRB, Amoco Oil Co. Project, Refunding Bonds**
1.30%, 06/01/03	3,000	3,000,000
Harris County, GO
4.00%, 10/01/03	2,000	2,019,693
Houston Hotel Occupancy, RB, INS: FSA, ETM
6.00%, 07/01/03	1,000	1,004,101
Methodist Hospital, TECP, INS: AMBAC, SPA: Dexia
1.05%, 07/07/03	3,500	3,500,000
North Central Texas Health Facilities Development, VRDN, RB, Presbyterian Medical Center, INS: MBIA: Chase Manhattan Bank**
1.30%, 06/01/03	1,200	1,200,000
1.30%, 06/01/03	1,300	1,300,000
Red River Education Finance Corporation, VRDN, RB, Texas Christian University Project
1.25%, 06/07/03	2,000	2,000,000
San Antonio, GO
5.50%, 08/01/03	1,000	1,007,335

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT MONEY MARKET FUND

Statement of Net Assets — Concluded

May 31, 2003

	Par (000)	Value
TEXAS — Continued
Texas A&M University, RB
5.00%, 05/15/04	$2,180	$2,260,411
Texas Tax & Revenue Anticipation Note, RN
2.75%, 08/29/03	7,400	7,427,094
University of Houson, RB
4.50%, 02/15/04	1,240	1,269,457

		30,188,091

UTAH — 1.2%
Intermountain Power Agency, TECP, INS: AMBAC, SPA: Morgan Guaranty
1.05%, 07/01/03	2,000	2,000,000
Salt Lake County, VRDN, PCRB, Service Station Holdings, INS: British Petroleum PLC
1.35%, 06/01/03	1,500	1,500,000

		3,500,000

WISCONSIN — 0.8%
State of Wisconsin, TECP, SPA: Bank of Nova Scotia
1.00%, 06/04/03	2,213	2,213,000

WYOMING — 1.1%
Lincoln County, VRDN, PCRB, Exxon Project**
1.12%, 06/01/03	2,000	2,000,000
Sublette County, VRDN, PCRB, Exxon Mobil Corp. Project**
1.32%, 06/01/03	1,300	1,300,000

		3,300,000

TOTAL MUNICIPAL BONDS
(Cost $289,447,370)		289,447,370

	Number of Shares	Value
INVESTMENT COMPANIES — 0.5%
Goldman Sachs Financial Square Tax-Free Money Market Fund	1,192,513	$1,192,513
BlackRock Provident Institutional Funds — MuniFund	309,760	309,760

TOTAL INVESTMENT COMPANIES
(Cost $1,502,273)		1,502,273

TOTAL INVESTMENTS IN SECURITIES — 99.6%
(Cost $290,949,643*)		290,949,643
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.4%		1,301,634

NET ASSETS — 100.0%		$292,251,277

NET ASSET VALUE PER SHARE Institutional Shares ($289,895,547 ÷ 289,911,271 shares outstanding)		$1.00

Class A Shares ($2,353,722 ÷ 2,353,722 shares outstanding)		$1.00

Class B Shares ($1,003 ÷ 1,003 shares outstanding)		$1.00

Class C Shares ($1,005 ÷ 1,005 shares outstanding)		$1.00

*	Aggregate cost for Federal income tax purposes.
**	The rates shown are as of May 31, 2003 and the maturity dates shown are the shorter of (i) the next interest readjustment date or (ii) the date on which the principal amount can be recovered through demand.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

GROWTH & INCOME FUND

Statement of Net Assets

May 31, 2003

	Number of Shares	Value
COMMON STOCK — 97.7%
Consumer Discretionary — 14.9%
Clear Channel Communication*	49,220	$2,003,254
Comcast Corp-CL A New*	59,860	1,802,385
Costco Wholesale Corp.*	294,640	10,916,412
Cox Communications*,**	238,750	7,396,475
Disney Walt Company	211,230	4,150,670
Gannett Company, Inc.	110,320	8,715,280
General Motors—Class H*	324,430	3,958,046
Johnson Controls, Inc.	60,350	5,024,137
New York Times Co.	42,230	2,022,817
Sony Corp. ADR	191,895	5,246,409
Tiffany & Co.	246,270	8,067,805

		59,303,690

Consumer Staples — 11.4%
Clorox Company	87,880	3,924,721
General Mills, Inc.	222,160	10,392,645
Gillette Co.	105,400	3,542,494
Nestle ADR	168,710	8,840,674
Pepsico, Inc.	131,230	5,800,366
Sysco Corp.	294,100	9,099,454
Wal-Mart Stores, Inc.	72,320	3,804,755

		45,405,109

Energy — 5.2%
BP PLC ADR	120,950	5,066,595
Chevron-Texaco Corp.	63,484	4,503,555
Exxon Mobil Corp.	309,762	11,275,337

		20,845,487

Financials — 18.4%
Berkshire Hathaway B, Inc.*	2,477	5,880,398
Capital One Financial	170,400	8,208,168
Citigroup, Inc.	107,850	4,424,007
Jefferson Pilot Corp.	202,165	8,529,341
Moody’s Corp.	175,130	9,133,030
Northern Trust Corp.	282,130	10,766,081
State Street Corp.	286,250	10,966,237
UNUMProvident Corp.	345,680	4,459,272
Wells Fargo Company	216,810	10,471,923

		72,838,457

Health Care — 13.6%
Alcon	155,750	6,619,375
Guidant Corp.	131,580	5,563,202
Johnson & Johnson	213,070	11,580,354
Lilly (Eli), and Co.	167,060	9,985,176
Merck & Co., Inc.	154,370	8,579,885
Pfizer, Inc.	254,770	7,902,965
Zimmer Holdings Inc.*	78,966	3,542,415

		53,773,372

	Number of Shares	Value
COMMON STOCK — Continued
Industrials — 14.0%
American Power Conversion	93,060	$1,443,361
Automatic Data Processing	292,610	10,212,089
Emerson Electric Co.	57,490	3,006,727
General Electric Co.	149,290	4,284,623
Norfolk Southern Corp.	559,690	12,268,405
Northrop Grumman Corp.	74,960	6,592,732
Southwest Airlines Co.	408,325	6,561,783
United Parcel Service	101,390	6,329,778
United Technologies	72,800	4,968,600

		55,668,098

Information Technology — 15.0%
Adobe Sys Inc Com	85,810	3,028,235
Dell Computer Corp.*	330,790	10,350,419
Electronic Arts. Inc.*	75,720	5,191,363
Hewlett-Packard Company	186,960	3,645,720
IBM	129,030	11,359,801
Intel Corp.	229,400	4,780,696
Intuit, Inc.*	92,100	4,244,889
Microsoft	359,990	8,859,354
Qualcomm, Inc.	129,510	4,348,946
Texas Instruments, Inc.	187,800	3,849,900

		59,659,323

Telecommunication — 3.8%
Verizon Communications	199,850	7,564,322
Vodafone ADR**	334,100	7,320,131

		14,884,453

Utilities — 1.4%
Xcel Energy, Inc.	353,940	5,447,137

TOTAL COMMON STOCK
(Cost $356,493,511)		387,825,126

	Par (000)
REPURCHASE AGREEMENT — 2.2%
Goldman Sachs Group, Inc.
(Agreement dated 5/30/03 to be repurchased at $8,564,885 collateralized by $6,093,000 (Value $8,788,739) U.S. Treasury Notes, 7.5%, due 11/15/24) 1.24%, 06/02/03	$8,564	8,564,000

TOTAL REPURCHASE AGREEMENTS
(Cost $8,564,000)		8,564,000

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

GROWTH & INCOME FUND

Statement of Net Assets — Concluded

May 31, 2003

	Par (000)	Value
SECURITIES LENDING COLLATERAL — 1.1%
Repurchase Agreements
Lehman Brothers, Inc.
(Agreement dated 5/30/03 to be repurchased at $865,863 principally collateralized by Resolution Funding Bond value $179,087 9.38%, due 10/15/20, Asian Development Bank Bond value $142,947 6.38%, due 10/1/28, and 12 other securities with maturities ranging from 02/16/06 to 01/15/38, yields ranging from 0.01% to 9.40% and total value of $543,324)	$856	$865,358
UBS Warburg LLC
(Agreement dated 5/30/03 to be repurchased at $3,569,328 principally collateralized by Inter-American Development Bank Bond value $1,536,157 7.00%, due 06/16/03, and 15 other securities with maturities ranging from 07/14/03 to 07/15/27, yields ranging from 6.75% to 9.25% and total value of $2,032,965)	3,569	3,569,122

TOTAL SECURITIES LENDING COLLATERAL
(Cost $4,434,480)		4,434,480

TOTAL INVESTMENTS IN SECURITIES — 101.0%
(Cost $369,491,991***)		400,823,606
OTHER LIABILITIES IN EXCESS OF ASSETS — (1.0)%		(3,997,264)

NET ASSETS — 100.0%		$396,826,342

	Value
NET ASSET VALUE PER SHARE
Institutional Shares ($395,293,182 ÷ 25,794,376 shares outstanding)	$15.33	****

Class A Shares ($1,023,332 ÷ 66,791 shares outstanding)	$15.32

Class B Shares ($97,883 ÷ 6,397 shares outstanding)	$15.30

Class C Shares ($411,946 ÷ 26,968 shares outstanding)	$15.28

*	Non-income producing securities.
**	Certain share amounts are temporarily on loan to an unaffiliated broker/dealer.
***	Cost for Federal income tax purposes is $372,050,970. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$59,148,093
Excess of tax cost over value	$(30,375,457)

**** NAV	calculated based on fractional shares and unrounded net assets.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

EQUITY INCOME FUND

Statement of Net Assets

May 31, 2003

	Number of Shares	Value
COMMON STOCK — 97.3%
Consumer Discretionary — 9.8%
Carnival Cruise	74,260	$2,272,356
Gannett Co., Inc.	31,700	2,504,300
General Motors Corp.	25,210	890,669
May Department Stores Co.	53,270	1,155,426
Starwood Hotels & Resorts Corp.	19,735	571,920
Wal-Mart Stores, Inc.	31,940	1,680,363

		9,075,034

Consumer Staples — 9.1%
Conagra	56,030	1,359,848
General Mills, Inc.	36,985	1,730,158
Gillette Co.	28,060	943,097
Nestle ADR	17,050	893,447
Pepsico, Inc.	38,305	1,693,081
Procter & Gamble Co.	19,635	1,802,886

		8,422,517

Energy — 9.6%
BP PLC ADR	67,255	2,817,312
Chevron-Texaco Corp.	28,410	2,015,406
Exxon Mobil Corp.	63,250	2,302,300
Schulmberger Ltd.	36,245	1,762,232

		8,897,250

Financials — 21.7%
American International Group	21,330	1,234,580
Bank of New York	46,200	1,337,028
Chubb Corp.	24,280	1,554,648
Citigroup, Inc.	49,640	2,036,234
Comerica, Inc.	41,090	1,901,234
Freddie Mac	14,840	887,580
Lincoln National Corp.	70,010	2,436,348
St. Paul Co.	39,385	1,440,703
T. Rowe Price Group, Inc.	23,025	845,478
Wachovia Corp.	61,280	2,462,230
Wells Fargo Company	45,460	2,195,718
Zions Bancorp.	33,620	1,715,293

		20,047,074

Financials — REIT — 4.1%
Archstone-Smith Trust	78,595	1,867,417
Equity Office Properties	71,105	1,913,436

		3,780,853

Health Care — 9.1%
Johnson & Johnson	25,000	1,358,750
Merck & Co., Inc.	31,835	1,769,389
Lilly (Eli), and Co.	23,225	1,388,158
Pfizer Inc.	53,785	1,668,411
Wyeth Co.	50,130	2,198,201

		8,382,909

	Number of Shares	Value
COMMON STOCK — Continued
Industrials — 13.0%
3M Co.	6,930	$876,437
Caterpillar, Inc.	44,530	2,322,240
Emerson Electric Co.	29,780	1,557,494
General Electric Co.	71,285	2,045,880
Honeywell International	74,565	1,953,603
Ingersoll-Rand	33,370	1,461,606
Southwest Airlines Co.	112,615	1,809,723

		12,026,983

Utilities — 1.8%
Xcel Energy	109,990	1,692,746

Information Technology — 7.8%
Autodesk	82,935	1,236,561
Avnet, Inc.*	43,000	584,800
IBM	24,330	2,142,013
Intel Corp.	62,825	1,309,273
Microsoft	38,820	955,360
Teradyne, Inc.*,**	58,190	997,959

		7,225,966

Materials — 5.9%
Air Products & Chemicals	33,570	1,463,316
Du Pont (E I) De Nemours	42,460	1,789,264
Weyerhaeuser Co.	25,975	1,308,621
Worthington Industries, Inc.	63,185	943,352

		5,504,553

Telecommunication — 5.4%
Bellsouth	56,005	1,484,693
SBC Communications, Inc.	52,905	1,346,961
Verizon Communications	57,700	2,183,945

		5,015,599

TOTAL COMMON STOCK
(Cost $82,048,355)		90,071,484

	Par (000)
REPURCHASE AGREEMENT — 2.5%
Banc of America Securities, LLC (Agreement dated 5/30/03 to be repurchased at $2,297,230 collateralized by $1,845,000 (Value $2,349,757) U.S. Treasury Notes, 6.25%, due 8/15/23) 1.20%, 06/02/03	$2,297	2,297,000

TOTAL REPURCHASE AGREEMENTS
(Cost $2,297,000)		2,297,000

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

EQUITY INCOME FUND

Statement of Net Assets — Concluded

May 31, 2003

	Par (000)	Value
SECURITIES LENDING COLLATERAL — 0.0%
Repurchase Agreement
Lehman Brothers, Inc.
(Agreement dated 5/30/03 to be repurchased at $5,974 principally collateralized by Resolution Funding Bond value $1,236 9.38%, due 10/15/20, Asian Development Bank Bond value $986 6.38%, due 10/1/28, and 12 other securities with maturities ranging from 02/16/06 to 01/15/38, yields ranging from 0.01% to 9.40% and total value of $3,749)	$6	$5,971
UBS Warburg LLC
(Agreement dated 5/30/03 to be repurchased at $24,630 principally collateralized by Inter-American Development Bank Bond value $10,600 7.00%, due 06/16/03, and 15 other securities with maturities ranging from 07/14/03 to 07/15/27 and yields ranging from 6.75% to 9.25% and total value of $14,029)	25	24,629

TOTAL SECURITIES LENDING COLLATERAL
(Cost $30,600)		30,600

	Value
TOTAL INVESTMENTS IN SECURITIES — 99.8%
(Cost $84,375,955)	$92,399,084
ASSETS IN EXCESS OF OTHER LIABILITIES — 0.2%	137,036

NET ASSETS — 100.0%	$92,536,120

NET ASSET VALUE PER SHARE
Institutional Shares ($92,503,318 ÷ 23,888,236 shares outstanding)	$3.87

Class A Shares ($32,585 ÷ 8,410 shares outstanding)	$3.87

Class B Shares ($1,081 ÷ 279 shares outstanding)	$3.88	****

Class C Shares ($1,136 ÷ 293 shares outstanding)	$3.88

*	Non-income producing securities.
**	Certain share amounts are temporarily on loan to an unaffiliated broker/dealer.
***	Cost for Federal income tax purposes is $84,482,102. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
Excess of value over tax cost	$16,174,689
Excess of tax cost over value	$(8,257,707)
****	NAV calculated based on fractional shares and unrounded net assets.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

EQUITY GROWTH FUND

Statement of Net Assets

May 31, 2003

	Number of Shares	Value
COMMON STOCK — 97.6%
Consumer Discretionary — 17.4%
AOL Time Warner*	25,370	$386,131
Clear Channel Communication*	10,320	420,024
Comcast Corp. — CL A New*	13,620	410,098
Costco Wholesale Corp.*	19,030	705,061
Cox Communications*	14,420	446,732
Home Depot, Inc.	11,860	385,331
Sony Corp. ADR	13,720	375,105
Target Corp.	15,410	564,468
Tiffany & Co.	20,490	671,252
Tribune Co.	7,350	366,618
Wal-Mart Stores, Inc.	7,780	409,306

		5,140,126

Consumer Staples — 9.8%
General Mills, Inc.	13,725	642,055
Nestle ADR	16,700	875,107
Pepsico, Inc.	14,130	624,546
Sysco Corp.	24,520	758,649

		2,900,357

Financials — 15.9%
American International Group	6,680	386,638
Capital One Financial	8,790	423,414
Citigroup, Inc.	10,960	449,579
Marsh McLennan Cos Com	4,460	223,580
Moody’s Corp.	12,460	649,789
Northern Trust Corp.	17,435	665,320
Qualcomm, Inc	12,395	416,224
State Street Corp.	18,650	714,482
Texas Instruments, Inc.	23,460	480,930
Zions Bancorp	5,890	300,508

		4,710,464

Health Care — 18.9%
Alcon Inc.	8,440	358,700
Guidant Corp.	13,600	575,008
Johnson & Johnson	14,310	777,748
Lilly (Eli), & Co.	18,835	1,125,768
Merck & Co., Inc.	18,445	1,025,173
Pfizer, Inc.	38,725	1,201,250
Zimmer Holdings, Inc.*	12,015	538,993

		5,602,640

Industrials — 9.6%
General Electric Co.	28,330	813,071
Honeywell International	13,460	352,652
Northrop Grumman Corp.	5,730	503,953
Southwest Airlines Co.	28,940	465,066
United Parcel Service	2,320	144,838
United Technologies	8,060	550,095

		2,829,675

	Number of Shares	Value
COMMON STOCK — Continued
Information Technology — 22.5%
Applied Materials, Inc.*	14,480	$225,309
Automatic Data Processing	25,100	875,990
Cisco Systems*	49,080	799,022
Dell Computer Corp.*	18,140	567,601
Electronic Arts*	6,630	454,553
IBM	9,500	836,380
Intel Corp.	43,680	910,291
Microsoft	50,560	1,244,282
Nokia Corp. ADR	20,110	362,784
Oracle Corp.*	30,160	392,382

		6,668,594

Telecommunication — 3.5%
Verizon Communications	10,430	394,775
Vodafone ADR**	29,760	652,042

		1,046,817

TOTAL COMMON STOCK
(Cost $27,291,002)		28,898,673

	Par (000)
REPURCHASE AGREEMENT — 1.9%
Banc of America Securities, LLC
(Agreement dated 5/30/03 to be repurchased at $556,230 collateralized by $450,000 (Value $573,111) U.S. Treasury Notes, 6.25%, due 8/15/23) 1.20%, 06/02/03	$556	556,000

TOTAL REPURCHASE AGREEMENT
(Cost $556,000)		556,000

SECURITIES LENDING COLLATERAL — 2.3%
Repurchase Agreement Lehman Brothers, Inc.
(Agreement dated 5/30/03 to be repurchased at $133,173 principally collateralized by Resolution Funding Bond value $27,550 9.38%, due 10/15/20, Asian Development Bank Bond value $21,990 6.38%, due 10/1/28, and 12 other securities with maturities ranging from 02/16/06 to 01/15/38, yields ranging from 0.01% to 9.40% and total value of $83,583)	$133	133,123

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

EQUITY GROWTH FUND

Statement of Net Assets — Concluded

May 31, 2003

	Par (000)	Value
UBS Warburg LLC
(Agreement dated 5/30/03 to be repurchased at $549,089 principally collateralized by Inter-American Development Bank Bond value $236,315 7.00%, due 06/16/03, and 15 other securities with maturities ranging from 07/14/03 to 07/15/27, yields ranging from 6.75% to 9.25% and total value of $312,742)	$549	$549,057

TOTAL SECURITIES LENDING COLLATERAL
(Cost $682,180)		682,180

TOTAL INVESTMENTS IN SECURITIES — 101.8%
(Cost $28,529,182***)		30,136,853
OTHER LIABILITIES IN EXCESS OF ASSETS — (1.8)%		(537,507)

NET ASSETS — 100.0%		$29,599,350

Value
NET ASSET VALUE PER SHARE
Institutional Shares ($29,568,227 ÷ 5,168,806 shares outstanding)	$5.72

Class A Shares ($22,136 ÷ 3,878 shares outstanding)	$5.71

Class B Shares ($1,091 ÷ 192 shares outstanding)	$5.68

Class C Shares ($7,896 ÷ 1,387 shares outstanding)	$5.69

*	Non-income producing securities.
**	Certain share amounts are temporarily on loan to an unaffiliated broker/dealer.
***	Cost for Federal income tax purposes is $28,584,536. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$3,946,657
Excess of tax cost over value	$(2,394,340)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Statement of Net Assets

May 31, 2003

	Number of Shares	Value
COMMON STOCK — 90.8%
Auto & Transportation — 4.7%
Alexander & Baldwin, Inc.	16,200	$440,316
Arkansas Best Corp.	8,900	235,850
Continental Airlines*,**	10,400	114,608
Gentex Corp.*	13,000	404,820
Heartland Express, Inc.*	19,633	463,339
Kirby Corp.*	9,700	266,750
Knight Transportation*	20,000	507,200
Lear Corp.*	7,100	282,438
Northwest Airlines Corp.*,**	11,900	106,267
SCS Transportation, Inc.*	5,500	71,170
Yellow Corp.*	8,400	220,752

		3,113,510

Consumer Discretionary — 21.8%
A.H. Belo Corp.	8,700	203,580
Advisory Board*	24,500	934,920
American Eagle Outfitters*	10,300	174,997
Ann Taylor Stores Corp.*	11,100	283,827
Barnes and Noble, Inc.*	10,800	257,040
BEBE Stores*,**	10,600	193,132
Big 5 Sporting Goods*	6,500	82,875
Charles River Associates*	3,400	73,508
Coach, Inc.*	12,800	628,864
Cost Plus, Inc.*	23,600	848,420
Cumulus Media, Inc.*	40,200	727,218
Department 56 Inc.*	8,500	102,340
Extended Stay America*	6,300	77,490
Freemarkets, Inc.*	24,400	183,244
Furniture Brands Intl.*	13,100	344,268
Genesco*	10,500	159,075
Getty Images, Inc.*	9,200	371,680
Goody’s Family Clothing*	20,000	136,800
Gray Television	22,600	289,280
Handleman Co.*	18,300	333,792
Hibbett Sporting Goods*	23,100	673,596
Insight Enterprises, Inc.*	19,200	167,808
Jack in the Box, Inc.*	14,300	300,586
Jo-Ann Stores, Inc.*,**	6,700	152,224
Kirkland’s, Inc.*	5,000	75,000
Krispy Kreme Doughnuts*,**	7,000	242,620
Kroll, Inc.*	13,000	301,730
Landry’s Seafood	13,600	287,640
La-Z-Boy, Inc.	9,800	214,718
Lin TV Corp.*	18,400	428,720
Movie Gallery*	9,700	180,808
Oakley, Inc.*	17,200	190,920
Phillips-Van Heusen Corp.	15,300	215,883
Rare Hospitality Intl, Inc.*	25,200	720,216
Rent-A-Center*	5,300	352,132
Right Management Consultants*	13,100	170,169
Ruby Tuesday, Inc.	16,500	380,655
Shoe Carnival*	7,800	120,822

	Number of Shares	Value
COMMON STOCK — Continued
Consumer Discretionary — Continued
Skywest, Inc.	7,600	$103,968
Sonic Corp.*	21,975	568,933
Sports Authority, Inc.*	11,900	117,572
Take-Two Interactive*,**	7,000	176,750
Tetra Tech, Inc.*	13,100	222,045
The Brinks Co.	16,200	256,446
The Cheesecake Factory*	14,200	481,806
United Stationers, Inc.*	8,100	246,888
Urban Outfitters, Inc.*	15,300	509,796
Whitehall Jewellers, Inc.*,**	6,000	57,480
Wolverine World Wide	12,000	220,440

		14,544,721

Consumer Services — 2.0%
American Italian Pasta Co.*	7,500	328,650
Bunge Limited	10,400	300,560
Constellation Brands, Inc.*	15,800	435,606
International Multifoods Corp.*	12,000	242,400

		1,307,216

Energy — 4.6%
Cal Dive International, Inc.*	40,300	895,869
CEC Entertainment, Inc.*	900	30,888
Chesapeake Energy Corp.**	37,200	379,812
Comstock Resources*	22,400	307,104
Denbury Resources, Inc.*	25,000	303,750
Grey Wolf, Inc.*	48,700	218,176
Magnum Hunter Resources*	31,000	223,200
Newfield Exploration Co.*	8,500	318,410
Pride International, Inc. *,**	20,800	395,824

		3,073,033

Financial — 18.6%
Allegiant Bancorp	19,500	361,530
American Home Mortgage	20,000	327,800
Amerus Group	11,100	298,701
Associated Banc Corp.	11,500	430,100
Baldwin & Lyons	3,400	78,880
Bankatlantic Bancorp	19,800	228,492
Brookline Bancorp	24,500	349,370
Chelsea Property Group	6,100	253,516
Colonial Bancgroup, Inc.	30,800	416,108
Commercial Federal	11,800	265,146
Compass Bancshares	15,600	574,860
Delphi Financial Group	20,200	927,584
Doral Financial Corp.	4,650	196,602
Downey Financial Corp.	5,900	259,010
First Cash Services, Inc.*	26,900	329,525
Gallagher, Arthur J. & Co.*,**	10,200	277,950
Greater Bay Bancorp**	16,100	323,610
Harleysville Group	11,600	283,736
Keystone Property Trust	11,900	215,985

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Statement of Net Assets — Continued

May 31, 2003

	Number of Shares	Value
COMMON STOCK — Continued
Financial — Continued
Louisiana-Pacific Co.*	26,900	$259,316
Mack Cali Realty Corp.	8,000	274,960
Pan Pacific Retail Properties	10,500	412,545
Partners Trust Financial Group	6,500	130,585
Platinum Underwriters	6,000	165,720
Prentiss Properties Trust	9,600	277,056
R & G Financial	33,000	937,200
Reckson Assoc Realty Corp.	11,100	224,775
Redwood Trust	12,800	467,968
Renaissance Real Estate Holdings	13,400	598,980
Riggs National Corp.	16,200	240,570
RLI	17,300	511,734
South Financial Group	16,400	398,520
Sterling Financial*	6,010	143,158
Stewart Information*	10,400	290,680
Wintrust Financial	9,000	269,910
WR Berkley Corp.	8,000	394,000

		12,396,182

Health Care — 15.0%
Abgenix, Inc.*	14,200	152,650
Align Technology, Inc.*,**	62,000	628,060
Amdocs Ltd.*	25,600	499,456
Celgene Corp.*,**	7,100	223,508
Cima Labs*	15,800	454,250
Community Health Systems*	7,500	156,225
Conceptus, Inc.*,**	37,400	536,690
Connetics Corp.*	37,500	624,375
Cooper Companies, Inc.	6,200	214,024
CV Therapeutics*	18,300	592,005
Humana, Inc.*	29,400	381,906
Inspire Pharmaceuticals*	37,000	452,140
Intrabiotics Pharmaceuticals*	28,241	105,339
Medicines Co.*	13,300	311,220
Medicis Pharmaceuticals*	9,500	532,000
Nektar Therapeutics*	83,300	922,131
Neurocrine Biosciences*	6,500	329,485
NPS Pharmaceuticals, Inc.*,**	32,000	689,920
Owens & Minor, Inc.	13,500	286,875
Pain Therapeutics*	32,700	243,942
Pharmaceutical Resources*	6,300	258,552
Protein Design Labs*	20,700	296,217
Tanox, Inc.*	15,800	281,872
Trimeris, Inc.*,**	7,500	369,975
Xoma*	77,200	466,288

		10,009,105

	Number of Shares	Value
COMMON STOCK — Continued
Materials & Processing — 7.5%
Armor Holdings, Inc.*	6,500	$88,465
Crown Holdings, Inc.*	27,400	181,662
Florida Rock Industries	7,900	335,987
Freeport-McMoran Copper	13,100	287,545
Gibraltar Steel	10,000	193,400
Granite Construction, Inc.	10,000	184,800
Griffon Corp.*	31,800	489,084
H. B. Fuller Co.	9,700	231,054
Harsco Corporartion	8,200	290,116
Jacobs Engineering Group, Inc.*	8,900	347,456
Kaydon Corp.	13,900	294,680
Macdermid, Inc.	13,700	342,500
Mueller Industries, Inc.*	7,000	183,330
Pactiv Corp.*	28,200	551,310
Polyone Corporation	29,500	146,910
Spartech	8,400	167,160
Texas Industries	6,900	152,559
The St Joe Co.	8,600	261,612
Universal Forest Products	4,200	80,934
Wausau-Mosinee Paper	19,100	214,875

		5,025,439

Producer Durables — 5.3%
Agco Corp.*	10,100	180,588
Crane Co.	12,000	250,560
Cymer, Inc.*,**	15,100	502,830
Federal Signal Corp.	20,800	376,064
KB Home	11,200	700,000
Photronics*	8,900	149,876
Smith (A.O.) Corp.	8,600	273,308
Terex Corp.*	13,600	241,400
Veeco Instruments*,**	15,400	297,066
WCI Communities, Inc.*	28,200	549,900

		3,521,592

Technology — 8.8%
Actel Corp.*	14,000	310,660
Agile Software Corp.*	74,900	705,558
ASM International N.V.*	19,300	298,378
Bell Microproducts*	17,800	72,980
Ciena Corp.*	19,020	109,365
Comverse Technology, Inc.*	27,100	412,191
DRS Technologies, Inc.*	10,800	270,000
Herley Industries, Inc.*	12,900	202,530
Integral Systems*	25,800	503,616
International Rectifier*	8,900	233,002
Lawson Software, Inc.*	32,100	163,389
O2Micro International Ltd.*	56,200	864,918
Skyworks Solutions, Inc.*	27,800	206,831
Storage Technology Corp.*	10,300	278,100
Symbol Technologies, Inc.	16,200	217,080
Tekelec*	22,000	315,040

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Statement of Net Assets — Concluded

May 31, 2003

	Number of Shares	Value
COMMON STOCK — Continued
Technology — Continued
Varian, Inc.*	11,500	$369,610
Veridian Corp.*	13,400	347,730

		5,880,978

Utilities — 2.5%
Black Hills Corp.	4,600	138,230
El Paso Electric Co.*	16,800	199,920
Mediacom Corp.*	78,400	733,040
PNM Resources	10,400	276,120
Southwest Gas Corp.	13,600	289,000

		1,636,310

TOTAL COMMON STOCK
(Cost $50,283,736)		60,508,086

	Par (000)
AGENCY OBLIGATIONS — 8.6%
Federal Home Loan Bank — 0.7%
Discount Note
1.17%, 06/06/03	$440	439,912

Federal Home Loan Mortgage Corp. — 3.1%
Note
1.17%, 06/03/03	2,055	2,054,803

Federal National Mortgage Association — 4.8%
Discount Note
1.17%, 06/02/03	2,515	2,514,837
1.20%, 06/09/03	700	699,790

		3,214,627

TOTAL AGENCY OBLIGATIONS
(Cost $5,709,527)		5,709,342

SECURITIES LENDING COLLATERAL — 3.5%
Repurchase Agreement
Lehman Brothers, Inc.
(Agreement Dated 5/30/03 to be repurchased at $450,233 principally collateralized by Resolution Funding Bond value $93,141 9.38%, due 10/15/20, Asian Development Bank Bond value $74,346 6.38%, due 10/1/28, and 12 other securities with maturities ranging from 02/16/06 to 01/15/38, yields ranging from 0.01% to 9.40% and total value of $282,578)	450	450,065

Par (000)		Value
SECURITIES LENDING COLLATERAL — Continued
UBS Warburg LLC
(Agreement dated 5/30/03 to be repurchased at $1,856,374 principally collateralized by Inter-American Development Bank Bond value $798,941 7.00%, due 06/16/03, and 15 other securities with maturities ranging from 07/14/03 to 07/15/27, yields ranging from 6.75% to 9.25% and total value of $1,057,326)	$1,856	$1,856,267

TOTAL SECURITIES LENDING COLLATERAL
(Cost $2,306,332)		2,306,332

TOTAL INVESTMENTS IN SECURITIES — 102.9%
(Cost $58,299,595***)		$68,523,760
LIABILITIES IN EXCESS OF OTHER ASSETS — (2.9)%		(1,887,103)

NET ASSETS — 100.0%		$66,636,657

NET ASSET VALUE PER SHARE
Institutional Shares ($66,491,010 ÷ 8,828,639 shares outstanding)		$7.53

Class A Shares ($105,691 ÷ 14,079 shares outstanding)		$7.51

Class B Shares ($7,346 ÷ 982 shares outstanding)		$7.48

Class C Shares ($32,611 ÷ 4,366 shares outstanding)		$7.47

*	Non-income producing securities.
**	Certain share amounts are temporarily on loan to an unaffiliated broker/dealer.
***	Aggregate cost for Federal income tax purposes is $58,934,041. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$10,710,706
Excess of tax cost over value	$(1,120,987)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Portfolio of Investments

May 31, 2003

	Number of Shares	Value
COMMON & PREFERRED STOCK — 92.7%
Australia — 1.9%
Alumina Ltd.	72,911	$204,304
AMP Ltd.*	6,406	19,912
Broken Hill Properties	59,676	334,436
News Corp.	23,500	177,946
Promina Group Ltd.*	66,597	92,438
Telstra Corp	414,545	1,218,324
WMC Limited*	151,754	380,728

		2,428,088

Austria — 1.0%
Erste Bank Der Oester	11,225	950,564
OMV AG	2,390	267,045

		1,217,609

Belgium — 0.1%
Bankverzekerings	4,430	183,977

Brazil — 0.1%
Companhia De Bebidas ADR	3,261	65,220

Canada — 1.5%
Canadian Natural Resources	8,130	314,946
Encana Corp.	18,288	667,173
Petro Canada	8,608	326,819
Royal Bank of Canada	4,550	195,114
Suncor Energy	13,177	242,565
Timberwest Forest Crp	18,158	152,716

		1,899,333

Czech Republic — 0.9%
Komercni Banka	14,218	1,107,626

Denmark — 0.7%
Carlsberg A/S	1,712	69,157
Danisco	12,900	490,452
Danske Bank	10,429	218,078
TDC A/S	2,490	72,776

		850,463

Finland — 1.4%
Fortum Oyj	14,064	110,331
Huhtamaki Oyj	7,400	78,070
M-Real	7,072	57,392
Nokia A Shares	56,034	1,008,337
Stora Enso	14,337	149,233
UPM—Kymmene	27,514	383,149

		1,786,512

France — 9.4%
Accor SA	7,624	286,584
Alcatel ALSTHOM	34,648	317,452
Altran Technologies	12,525	89,124
Autoroutes Du Sud de La	6,785	202,697
Aventis	53,818	2,809,167

	Number of Shares	Value
COMMON & PREFERRED STOCK — Continued
France — Continued
AXA	5,020	$75,220
Banque National de Paris*	25,953	1,285,087
Bouygues	11,283	300,710
Carrefour	1,755	78,582
Danone	13,418	1,844,867
France Telecom*	15,612	385,787
Orange SA	21,145	200,201
Remy Cointreau	2,797	84,216
Societe Generale	10,100	620,090
Total Fina Elf SA	18,717	2,740,743
Valeo	2,290	63,295
Vinci	4,076	280,209

		11,664,031

Germany — 3.4%
Altana AG	1,500	92,798
Bayerische Motor Wrke	8,327	284,020
Daimlerchrysler	1,432	45,256
Deutsche Bank AG*	3,972	234,751
Deutsche Telekom	40,487	604,758
E. On AG	18,815	969,262
Fraport AG	7,386	167,660
Heidelberger	2,200	45,023
Henkel Kgaa	1,255	72,903
Henkel Kgaa-Vorzug	2,243	141,402
Kali & Salz AG	4,410	94,659
Metro GR	2,720	84,841
Muenchener Reuckversicherungs	3,289	352,021
Siemens AG	1,506	71,560
Strada Arzneimittel AG	4,561	300,408
Volkswagen AG	12,306	440,001
Volkswagen AG, Preferred	4,535	115,424
Wella AG	1,671	178,650

		4,295,397

Greece — 0.1%
Hellenic Telecom	8,003	83,962

Hong Kong — 0.2%
Hong Kong Land Holdings Ltd.	190,000	235,600

Hungary — 1.1%
EGIS RT	5,353	200,850
Matav RT	29,510	125,965
OTP Bank	93,167	1,054,646

		1,381,461

Indonesia — 0.0%
Indofood Sukses Makmur	610,015	64,231

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Portfolio of Investments — Continued

May 31, 2003

	Number of Shares	Value
COMMON & PREFERRED STOCK — Continued
Ireland — 0.3%
Allied Irish Bank	3,091	$46,098
Bank of Ireland	6,809	82,326
Elan Corp ADR	18,170	111,200
Irish Allied Bank	5,315	79,703

		319,327

Italy — 3.8%
Banca Popolare Di Verona	15,956	239,087
Cassa Di Risparmio	147,645	191,886
Credito Italiano	110,602	506,029
Ente Nazionale Idrocarburi	141,670	2,286,097
Snam Rete Gas	51,688	200,008
Telecom Italia	236,217	1,319,676

		4,742,783

Japan — 16.7%
Asahi Kasei Corp.	52,000	148,255
Asatsu-DK, Inc.	8,300	138,027
Canon Inc.	27,000	1,128,715
Central Japan Railway Co.	117	804,097
Dai Nippon Printing	71,000	731,341
Daiwa Securities	147,000	647,707
Fuji Photo Film	53,000	1,466,745
Fuji Television Network	142	445,215
Fujitsu Ltd.	398,935	1,297,485
Ito Yokado Co.	3,470	84,425
Japan Tobacco Inc.	56	336,173
Kao Corp.	10,406	191,407
Lawson Inc.	11,500	344,216
Matsushita Electric Inds.	85,000	773,212
Millea Holdings Inc.*	181	1,309,017
Mitsubishi Estate Co. Ltd.	148,000	904,544
Mitsui Marine / Fire*	93,000	418,327
Nippon Telegraph & Telephone	341	1,174,633
Nissan Motor Corp.	29,952	236,150
Nomura Securities	10,070	102,295
Rohm Co.	8,300	856,335
Sankyo Co. Ltd.	55,000	648,844
Sekisui House Ltd.	101,000	757,468
Shionogi & Co.	8,000	112,838
Shisedo Let Ord	10,483	113,766
Sumitomo Electric Inds.	151,000	956,967
Takeda Chemical Industries	2,061	80,817
Teppan Printing	68,000	438,343
Tokyo Broadcast	18,800	198,366
Tokyo Electric Power Co.	9,500	191,819
Tokyo Gas Co. Ltd.	202,000	631,646
Tokyo Price Index	168,141	1,192,120
Toyo Seikan Kaisha	30,000	267,882
Toyota Motor Corp.	23,500	561,933
Yamanouchi Pharmaceutical	40,400	1,087,647

		20,778,777

	Number of Shares	Value
COMMON & PREFERRED STOCK — Continued
Korea — 0.9%
Samsung Electronics	8,549	$1,175,488

Netherlands — 8.5%
Akzo Nobel	45,757	1,160,835
CSM	17,600	385,645
Fortis NL	26,070	424,672
Grolsch	5,842	152,469
Heijmans	4,399	77,712
ING Groep	59,281	955,210
Koninklijke KPN*	94,776	661,022
Koninklijke Ahold	11,455	85,956
Libertel****	4,167	53,911
NLG Heineken	20,208	726,101
Philips Electronics	26,073	509,358
Rodamco Europe	2,267	123,185
Royal Dutch Petroleum	68,149	3,081,099
TNT Post Group	2,965	51,403
Unilever	35,959	2,101,971

		10,550,549

New Zealand — 0.5%
Telecom Corp of New Zealand	197,864	605,455

Norway — 1.2%
DNB Holding ASA	22,855	124,305
Gjensidige Nor ASA	9,706	377,067
Norsk Hydro	5,119	226,403
Orkla ASA	8,799	160,398
Sparebanken Midt	4,428	104,537
Sparebanken Rogaland	7,261	232,175
Statoil ASA	12,929	113,012
Telenor ASA	23,476	105,934

		1,443,831

Poland — 1.2%
Agora SA	4,250	52,989
Bank Pekao	34,840	865,019
Bank Zachodni WBK SA	17,341	291,857
Budimex	20,300	150,330
Telekomunikacja Polsk	31,612	114,496

		1,474,691

Portugal — 0.3%
Electricidade De Portugal	154,945	329,852

Romania — 0.1%
Romanian Development Bank	242,000	130,764

Russian Federation — 0.2%
Sun Interbrew LTD GDR	21,400	88,094
Surgutneftegaz	3,200	66,560
Wimm Bill Dann Foods ADR	4,540	95,295

		249,949

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Portfolio of Investments — Continued

May 31, 2003

	Number of Shares	Value
COMMON & PREFERRED STOCK — Continued
Spain — 2.1%
Acerinox SA	2,445	$92,597
Aurea Conces	4,919	154,935
Banco Santander	29,680	240,168
Endesa SA	33,955	543,132
Grupo Dragados SA	5,164	103,677
Grupo Empresarial Ence	3,990	67,342
Grupo Ferrovial	4,504	123,376
Iberdrola	19,894	347,699
Telefonica de Espana*	78,918	886,425

		2,559,351

Sweden — 1.0%
Foereningssparbanken	16,100	226,946
Nordic Baltic Hldg	127,770	649,693
Skandia Forsakrings	27,240	76,795
Svenska Cell	6,847	236,220
Telia AB	25,019	98,554

		1,288,208

Switzerland — 8.7%
CIBA Chemical	4,486	285,875
Cie Financiere Richemont	15,449	246,126
Credit Suisse Group	20,351	550,006
Givaudan	150	59,311
Holdersbank Bearer	2,876	490,208
Nestle	12,503	2,620,692
Novartis AG	68,526	2,685,901
Roche Holdings	15,543	1,185,013
Schindler Holding	2,400	372,682
Swiss Life Holdings	960	100,058
Syngenta AG	10,427	532,378
UBS AG	27,736	1,494,927
Zurich Financial Services Group	1,949	236,433

		10,859,610

United Kingdom — 25.4%
Abbey National	7,514	62,168
Acambis	11,622	65,120
Allied Domecq	151,646	863,361
Arm Holdings	27,519	34,491
Associated British Foods	7,715	72,300
BAA	33,793	270,180
BAE Systems PLC	194,646	412,973
Barclays	187,828	1,323,231
BHP Billiton PLC	118,123	614,448
BOC Group	59,568	750,492
BP Amoco	427,535	2,927,889
British American Tobacco	154,417	1,658,344
Bunzl	66,426	489,731
Cadbury Schweppes	288,353	1,677,102
Diageo	33,625	360,836
Gallagher Group	11,064	111,389
GlaxoSmithKline	158,285	3,124,881

	Number of Shares	Value
COMMON & PREFERRED STOCK — Continued
United Kingdom — Continued
Granada PLC*	238,630	$345,999
Great Universal Stores	62,705	645,418
Hays PLC	407,700	542,714
Hilton Group	82,456	230,669
HSBC Holdings	88,900	1,050,132
Imperial Tobacco	86,477	1,558,476
Intercontinental Hotels	1	6
International Power*	27,031	54,472
Lloyds TSB	68,135	499,540
Mitchells & Butlers	1	3
National Grid Transco	116,951	755,889
Pearson PLC	47,327	441,968
Prudential Corp.	80,483	501,066
Reckitt Benckiser	34,816	678,215
Reed Elsevier	240,009	1,970,026
Regent Inns	27,710	38,557
Rentokil Initial	343,426	1,012,774
RMC Group PLC	50,835	373,119
Rolls-Royce	178,009	360,906
Scottish & Newcastle	1	6
Scottish & Southern Energy	15,781	164,049
Standard Charter PLC	28,391	339,788
Tesco	73,182	244,891
UK Royal Bank of Scotland	9,278	240,930
Unilever PLC	19,660	175,222
Vodafone Group	1,340,535	2,910,052
William Hill PLC	21,850	96,654
Wolseley	62,581	676,695
WPP Group	104,260	836,991

		31,564,163

Venezuela — 0.0%
Cia Anonima ADR	2,219	28,248

TOTAL COMMON STOCK & PREFERRED STOCK
(Cost $110,587,241)		115,364,556

EXCHANGE TRADED FUNDS — 1.7%
Fresco Dow Jones Euro STOXX 50 Fund	59,846	1,663,969
ishares S&P Europe 350 Index Fund	10,000	523,500

TOTAL EXCHANGE TRADED FUNDS
(Cost $1,899,376)		2,187,469

INVESTMENT COMPANIES — 3.7%
Fifth Third Prime Money Market Fund	182,957	182,957
Fifth Third US Treasury Money Market Fund	4,406,398	4,406,398

TOTAL SHORT-TERM INVESTMENTS
(Cost $4,589,355)		4,589,355

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Portfolio of Investments — Concluded

May 31, 2003

Value
TOTAL INVESTMENTS IN SECURITIES — 98.1%
(Cost $117,075,972**)	$122,141,380
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.9%	2,315,873

NET ASSETS — 100.0%	$124,457,253

NET ASSET VALUE PER SHARE
Institutional Shares ($124,338,332 ÷ 12,674,186 shares outstanding)	$9.81

Class A Shares ($69,954 ÷ 7,146 shares outstanding)	$9.79

Class B Shares ($12,159 ÷ 1,248 shares outstanding)	$9.74

Class C Shares ($36,808 ÷ 3,770 shares outstanding)	$9.76

*	Non-income producing securities.
**	Cost for Federal income tax purposes is $118,768,517. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$10,543,796
Excess of tax cost over value	$(7,007,968)

***	Illiquid security valued at fair value under procedures adopted by the Board of Directors

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Statement of Assets and Liabilities

May 31, 2003

Value
ASSETS
Securities at value (Cost $117,075,972)	$122,141,380
Foreign currency, at value (Cost $1,973,748)	1,972,280
Dividends and interest receivable	300,452
Receivable for securities sold	607,726
Receivable for foreign taxes withheld	145,689
Prepaid Expenses	90,908
Unrealized appreciation on forward foreign currency contracts	144,858

Total Assets	125,403,293

LIABILITIES
Bank Overdraft	9,968
Payable for securities purchased	696,876
Investment advisory fee payable	121,546
Administration fee payable	12,454
Accrued expenses other	105,196

Total Liabilities	946,040

NET ASSETS	$124,457,253

NET ASSET VALUE PER SHARE
Institutional Shares ($124,338,332 ÷ 12,674,186 shares outstanding)	$9.81

Class A Shares ($69,954 ÷ 7,146 shares outstanding)	$9.79

Class B Shares ($12,159 ÷ 1,248 shares outstanding)	$9.74

Class C Shares ($36,808 ÷ 3,770 shares outstanding)	$9.76

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

DIVERSIFIED REAL ESTATE FUND

Statement of Net Assets

May 31, 2003

	Number of Shares	Value
REAL ESTATE INVESTMENT TRUSTS — 92.6%
Apartments — 19.3%
AMLI Residential Properties Trust	25,200	$573,804
Apartment Investment & Management	52,000	1,831,960
Archstone-Smith Trust	80,657	1,916,410
Avalonbay Communities	47,634	1,997,294
BRE Properties, Inc.	36,000	1,159,920
Equity Residential Properties Trust**	73,900	1,956,872
Essex Property Trust	38,000	2,165,620
Gables Residential Trust	59,200	1,745,808
Home Properties	50,000	1,795,000
Summit Properties, Inc.	40,000	800,400
United Dominion Realty Trust, Inc.	71,500	1,222,650

		17,165,738

Diversified — 8.7%
Colonial Properties Trust	26,400	924,000
Duke-Weeks Realty Corp.	64,678	1,835,562
Eastgroup Properties	58,900	1,605,025
Liberty Property Trust	28,800	958,176
Vornado Realty Trust	57,000	2,405,400

		7,728,163

Health Care — 6.0%
Health Care Property Investors	38,000	1,489,980
Health Care Realty Trust	35,000	1,016,750
Health Care REIT	36,000	1,071,360
Nationwide Health Properties, Inc.	60,100	914,121
Senior Housing	60,000	799,800

		5,292,011

Hotel — 2.4%
Hospitality Properties	63,000	1,990,170
Host Marrioitt Corp.*	20,000	180,000

		2,170,170

Office Properties — 18.5%
Alexandria Real Estate	30,000	1,329,000
Arden Realty Group, Inc.	44,500	1,150,325
Boston Properties, Inc.	42,300	1,773,216
Carramerica Realty Corp.	63,400	1,761,252
Corporate Office Properties Trust	98,000	1,556,240
Cousins Properties, Inc.	44,600	1,204,646
Crescent Real Estate Equities, Inc.	57,500	934,375
Highwood Properties, Inc.	37,000	790,690
Mack Cali Realty Corp.	45,800	1,574,146
Prentiss Properties Trust	42,000	1,212,120

	Number of Shares	Value
REAL ESTATE INVESTMENT TRUSTS — Continued
Office Properties — Continued
Reckson Assoc Realty Corp.	63,000	$1,275,750
SL Green Realty Corp.	54,000	1,865,160

		16,426,920

Other — 7.3%
Capital Auto	63,000	1,710,450
Lexington Corp.	65,000	1,135,550
Istrar Financial Inc.	61,000	2,013,000
Realty Income	43,000	1,618,950

		6,477,950

Retail — 20.5%
CBL & Associates Properties, Inc.	29,900	1,296,464
Chelsea Property Group	43,000	1,787,080
Equity One, Inc.	87,820	1,427,075
General Growth Properties, Inc.**	32,000	1,876,800
Glimcher Realty Trust**	73,000	1,592,860
Kimco Realty Corp.	42,750	1,598,850
Macerich	55,000	1,897,500
New Plan Excel Realty	56,000	1,166,480
Regency Centers Corp.	34,000	1,155,320
Simon Property Group, Inc.	51,500	1,937,430
Sizeler Property Investments	68,000	669,800
Urstadt Biddle	30,000	382,500
Weingarten Realty	34,000	1,405,220

		18,193,379

Storage — 3.7%
Public Storage, Inc.	33,600	1,148,112
Shurgard Storage	20,000	677,600
Sovran Self Storage, Inc.	48,400	1,454,420

		3,280,132

Warehouse/Industrial — 6.2%
AMB Property Corp.	60,000	1,644,600
First Industrial Realty Trust, Inc.	34,100	1,027,773
Keystone Property Trust	51,000	925,650
Prologis Trust	70,620	1,898,972

		5,496,995

TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $73,729,267)		82,231,458

INVESTMENT COMPANIES — 7.3%
Goldman Sachs Financial Square Prime Obligations Fund	3,226,589	3,226,589
Provident Institutional Funds—TempFund	3,248,103	3,248,103

TOTAL INVESTMENT COMPANIES
(Cost $6,474,692)		6,474,692

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

DIVERSIFIED REAL ESTATE FUND

Statement of Net Assets — Concluded

May 31, 2003

	Par (000)	Value
SECURITIES LENDING COLLATERAL — 4.7%
Repurchase Agreement
Lehman Brothers, Inc.
(Agreement dated 5/30/03 to be repurchased at $807,102 principally collateralized by Resolution Funding Bond value $166,968 9.38%, due 10/15/20, Asian Development Bank Bond value $133,274 6.38%, due 10/01/28, and 12 other securities with maturities ranging from 02/16/06 to 01/15/38, yields ranging from 0.01% to 9.40% and total value of $506,558)	$807	$806,800
UBS Warburg LLC
(Agreement dated 5/30/03 to be repurchased at $3,327,792 principally collateralized by Inter-American Development Bank Bond value $1,432,206 7.00%, due 06/16/03, and 15 other securities with maturities ranging from 07/14/03 to 07/15/27, yields ranging from 6.75% to 9.25% and total value of $1,895,395)	3,328	3,327,600

TOTAL SECURITIES LENDING COLLATERAL
(Cost $4,134,400)		4,134,400

	Value
TOTAL INVESTMENTS IN SECURITIES — 104.6%
(Cost $84,338,359)	$92,840,550
OTHER LIABILITIES IN EXCESS OF ASSETS — (4.6)%	(4,078,954)

NET ASSETS — 100.0%	$88,761,596

NET ASSET VALUE PER SHARE
Institutional Shares ($88,336,649 ÷ 7,736,059 shares outstanding)	$11.42
Class A Shares ($193,849 ÷ 17,015 shares outstanding)	$11.39
Class B Shares ($75,926 ÷ 6,681 shares outstanding)	$11.37	****
Class C Shares ($155,171 ÷ 13,653 shares outstanding)	$11.37

*	Non-income producing securities.
**	Certain share amounts are temporarily on loan to an unaffiliated broker/dealer.
***	Aggregate cost for Federal income tax purposes is $84,359,839. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
Excess of value over tax cost	$8,995,085
Excess of tax cost over value	$(514,374)
****	NAV calculated based on fractional shares and unrounded net assets.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

LIMITED MATURITY BOND FUND

Statement of Net Assets

May 31, 2003

	Par (000)	Value
AGENCY OBLIGATIONS — 37.2%
Federal Farm Credit Bank — 4.5%
Notes
2.50%, 11/15/05	$2,325	$2,377,313
2.25%, 09/01/06	1,500	1,518,750
Discount Notes
1.16%, 07/11/03	4,000	3,996,639

		7,892,702

Federal Home Loan Bank — 5.0%
Discount Notes
1.17%, 06/11/03	3,000	2,999,324
1.18%, 07/23/03	5,000	4,994,570
Note
2.75%, 03/14/08	845	858,731

		8,852,625

Federal Home Loan Mortgage Corp. — 8.0%
Note
3.00%, 07/15/04	2,720	2,774,400
Discount Notes
1.19%, 07/17/03	4,450	4,445,714
Mortgage Backed Securities
6.00%, 04/01/14 (Pool #E76190)	4,320	4,491,148
5.50%, 10/01/16 (Pool #E01042)	2,224	2,303,822

		14,015,084

Federal National Mortgage Association — 13.5%
Collateralized Mortgage Obligation
5.50%, 07/25/27	2,500	2,546,752
Notes
2.00%, 02/10/05	1,650	1,659,149
2.03%, 03/10/05	1,650	1,650,305
3.125%, 08/15/05*	1,345	1,350,044
2.125%, 04/15/06*	1,500	1,516,875
3.25%, 11/15/07*	2,000	2,082,500
Mortgage Backed Securities
6.50%, 11/01/13 (Pool #252098)	1,695	1,781,699
6.50%, 04/01/14 (Pool #323654)	3,107	3,266,622
6.00%, 04/01/14 (Pool #484807)	780	814,192
6.00%, 01/01/17 (Pool #624250)	3,560	3,710,473
5.50%, 10/01/17 (Pool #657376)	3,158	3,281,484

		23,660,095

Government National Mortgage Association — 4.7%
Collateralized Mortgage Obligation
4.00%, 09/20/29	1,000	1,018,040
Mortgage Backed Securities
6.00%, 06/15/13 (Pool #456934)	1,083	1,139,514
6.00%, 07/15/13 (Pool #433894	1,580	1,661,677
6.50%, 06/15/14 (Pool #510976)	358	378,181
6.50%, 11/15/15 (Pool #479694)	693	733,556
5.50%, 09/15/16 (Pool #564803)	1,158	1,215,825
5.50%, 10/15/16 (Pool #570640)	133	139,430
6.00%, 04/15/17 (Pool #552489)	1,486	1,559,844
4.50%, 11/15/17 (Pool #479694)	437	452,653

		8,298,720

	Par (000)	Value
AGENCY OBLIGATIONS — Continued
Small Business Administration — 1.5%
Pass Through Certificates
4.76%, 04/01/23	$1,275	$1,329,188
5.20%, 08/01/12	1,270	1,319,278

		2,648,466

TOTAL AGENCY OBLIGATIONS
(Cost $63,831,502)		65,367,692

DOMESTIC CORPORATE BONDS — 26.4%
Automotive — 1.2%
General Motors Acceptance Corp.
6.125%, 09/15/06	2,000	2,097,500

Banking — 2.0%
Bank of America Corp.
4.88%, 01/15/13	800	849,000
Wachovia Corp.
6.70%, 06/21/04	2,500	2,636,468

		3,485,468

Computers — 0.8%
Hewlett Packard Co.
7.15%, 06/15/05	1,350	1,493,437

Consumer Staples — 2.6%
Gillette Co.
2.50%, 06/01/08	1,500	1,500,000
Proctor & Gamble Co.
4.75%, 06/15/07	800	871,522
Unilever Capital Corp.
6.75%, 11/01/03	2,165	2,213,713

		4,585,235

Defense — 0.3%
General Dynamics Corp.
2.125%, 05/15/06	570	573,563

Drugs — 0.5%
Wyeth
6.700%, 03/15/11	800	949,000

Entertainment — 1.4%
AOL Time Warner
6.125%, 04/15/06	1,500	1,634,769
Viacom*
5.63%, 08/15/12	800	903,000

		2,537,769

Finance — 5.7%
American Express Credit*
3.00%, 05/16/08	1,060	1,067,950
Caterpiller Financial Services Corp.
2.59%, 07/15/06	1,000	1,012,500
CIT Group, Inc.
7.50%, 11/14/03	2,000	2,050,000

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

LIMITED MATURITY BOND FUND

Statement of Net Assets — Continued

May 31, 2003

	Par (000)	Value
DOMESTIC CORPORATE BONDS — Continued
Finance — Continued
Citigroup, Inc. FRN**
1.41%, 07/17/03	$1,750	$1,750,000
John Deere Capital Corp.
4.13%, 07/15/05	2,100	2,199,750
Merrill Lynch FRN**
2.14%, 06/11/04	2,000	2,004,572

		10,084,772

Food & Beverage — 1.9%
Kellogg Co.
6.00%, 04/01/06	1,000	1,106,592
2.88%, 06/01/08	2,165	2,157,228

		3,263,820

Home Furnishings — 1.4%
Leggett & Platt, Inc.
7.65%, 02/15/05	2,250	2,432,570

Manufacturing — 0.6%
Minnesota Mining & Manufacturing Co.
5.62%, 07/15/09	991	1,084,155

Oil & Exploration — 2.1%
BP Canada Finance
3.38%, 10/31/07	800	838,000
ChevronTexaco Capital Corp.
3.50%, 09/17/07	800	837,000
Marathon Oil Corp.
6.13%, 03/15/12	800	906,000
Occidental Petroleum
4.000%, 11/30/07	1,000	1,053,100

		3,634,100

Pharmaceuticals — 0.9%
Merck & Co., Inc.
4.125%, 01/18/05	1,500	1,560,000

Retail — 0.6%
Target Corp.
3.38%, 03/01/08	1,000	1,033,750

Telecommunications — 2.3%
Motorola, Inc.*
6.75%, 02/01/06	2,000	2,175,000
SBC Communications
5.875%, 02/01/12	820	931,725
Verizon
6.00%, 04/15/08	800	904,000

		4,010,725

Utilities — Electrical & Electronic — 0.5%
Consolidated Edison Company of New York
4.875%, 02/01/13	800	856,000

	Par (000)	Value
DOMESTIC CORPORATE BONDS — Continued
Utilities — Gas/Gas & Electric — 1.2%
Consolidated Natural Gas Co.
5.75%, 08/01/03	$475	$478,562
Constellation Energy Group
6.125%, 09/01/09	500	566,250
Pepco Holdings, Inc.
4.00%, 05/15/10	1,080	1,089,450

		2,134,262

Utilities — Water — 0.4%
National Rural Utilities Cooperative
5.750%, 12/01/08	700	774,375

TOTAL DOMESTIC CORPORATE BONDS
(Cost $44,309,232)		46,590,501

FOREIGN BONDS — 3.5%
Sovereign Agency — 1.6%
Japan Bank for International Cooperation
7.125%, 06/20/05	2,500	2,774,295

International Finance — 1.9%
KFW International Finance
4.75%, 01/24/07	1,500	1,636,708
Oesterreich Kontrollbank
5.125%, 03/20/07	1,500	1,670,625

		3,307,333

TOTAL FOREIGN BONDS
(Cost $5,492,286)		6,081,628

U.S. TREASURY OBLIGATIONS — 23.5%
U.S. Treasury Bills — 9.7%
1.17%, 06/26/03	6,000	5,995,397
1.22%, 07/10/03	6,000	5,993,390
1.04%, 08/14/03	5,000	4,989,300

		16,978,087

U.S. Treasury Notes — 11.9%
3.25%, 05/31/04	2,500	2,552,930
2.25%, 07/31/04	2,500	2,532,400
2.13%, 08/31/04	2,500	2,530,550
2.00%, 11/30/04	2,500	2,530,350
1.75%, 12/31/04	2,000	2,017,502
1.63%, 03/31/05	3,750	3,775,489
1.625%, 04/30/05*	2,000	2,013,048
3.00%, 02/15/08	300	310,922
4.00%, 11/15/12*	2,500	2,639,550

		20,902,741

U.S. Treasury Bonds — 1.9%
3.00%, 7/15/2012	2,250	2,498,204
3.88%, 2/15/2013	800	835,657

		3,333,861

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $40,687,776)		41,214,689

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

LIMITED MATURITY BOND FUND

Statement of Net Assets — Concluded

May 31, 2003

	Par (000)	Value
REPURCHASE AGREEMENTS — 6.3%
Banc of America Securities, LLC
(Agreement dated 5/30/03 to be repurchased at $2,072,207 collateralized by $1,665,000 (Value $2,120,512) U.S. Treasury Notes, 6.25%, due 8/15/23) 1.20%, 06/02/03	$2,072	$2,072,000
Goldman Sachs Group, Inc.
(Agreement dated 5/30/03 to be repurchased at $3,000,310 collateralized by $2,135,000 (Value $3,079,592) U.S. Treasury Notes, 7.5%, due 11/15/24) 1.24%, 06/02/03	3,000	3,000,000
Morgan Stanley Securities, Inc.
(Agreement dated 5/30/03 to be repurchased at $3,000,300 collateralized by $2,260,000 (Value $3,063,782) U.S. Treasury Notes, 7.25%, due 8/15/04) 1.20%, 06/02/03	3,000	3,000,000
State Street Bank & Trust Co.
(Agreement dated 5/30/03 to be repurchased at $3,000,297 collateralized by $2,110,000 (Value $3,130,999) U.S. Treasury Notes, 8.0%, due 11/15/21) 1.19%, 06/02/03	3,000	3,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $11,072,000)		11,072,000

	Number of Shares
INVESTMENT COMPANIES — 4.0%
Goldman Sachs Financial Square Prime Obligations Fund	3,500,000	3,500,000
BlackRock Provident Institutional Funds —TempFund	3,500,000	3,500,000

TOTAL INVESTMENT COMPANIES
(Cost $7,000,000)		7,000,000

	Par (000)	Value
SECURITIES LENDING COLLATERAL — 6.3%
Repurchase Agreement
Lehman Brothers, Inc.
(Agreement dated 5/30/03 to be repurchased at $2,176,110 principally collateralized by Resolution Funding Bond value $450,180 9.38%, due 10/15/20, Asian Development Bank Bond value $359,333 6.38%, due 10/1/28, and 12 other securities with maturities ranging from 02/16/06 to 01/15/38, yields ranging from 0.01% to 9.40% and total value of $1,365,781)	$2,175	$2,175,294
UBS Warburg LLC
(Agreement dated 5/30/03 to be repurchased at $8,972,399 principally collateralized by Inter-American Development Bank Bond value $3,861,515 7.00%, due 06/16/03, and 15 other securities with maturities ranging from 07/14/03 to 07/15/27, yields ranging from 6.75% to 9.25% and total value of $5,110,367)	8,972	8,971,882

TOTAL SECURITIES LENDING COLLATERAL
(Cost $11,147,176)		11,147,176

TOTAL INVESTMENTS IN SECURITIES — 107.2%
(Cost $183,539,972)		188,473,686
LIABILITIES IN EXCESS OF OTHER ASSETS — (7.2)%		(12,737,092)

NET ASSETS — 100.0%		$175,736,594

NET ASSET VALUE PER SHARE
Institutional Shares ($175,294,132 ÷ 16,591,917 shares outstanding)		$10.57
Class A Shares ($262,287 ÷ 24,831 shares outstanding)		$10.56
Class B Shares ($24,682 ÷ 2,336 shares outstanding)		$10.57
Class C Shares ($155,493 ÷ 14,732 shares outstanding)		$10.55

*	Certain principal amounts are temporarily on loan to an unaffiliated broker/dealer.
**	The coupon rates shown on floating rate notes are the rates at May 30, 2003.
***	Cost for Federal income tax purposes is $183,559,022. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$4,921,754
Excess of tax cost over value	$(7,090)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TOTAL RETURN BOND FUND

Statement of Net Assets

May 31, 2003

	Par (000)	Value
AGENCY OBLIGATIONS — 49.2%
Federal Home Loan Bank — 1.4%
Discount Note
1.16%, 07/11/03	$2,000	$1,997,358

Federal Home Loan Mortgage Corp. — 17.8%
Collateralized Mortgage Obligation
4.50%, 11/15/09	83	83,175
Notes
3.00%, 07/15/04	6,850	6,987,000
4.50%, 12/15/05	951	954,088
7.00%, 04/01/32	3,700	3,882,703
Discount Note
1.15%, 08/28/03	3,000	2,991,954
Mortgage Backed Securities
6.00%, 02/01/14 (Pool #E74547)	387	402,260
6.00%, 08/01/17 (Pool #E01184)	3,664	3,803,235
6.50%, 09/01/24 (Pool #G00320)	804	840,757
7.50%, 07/01/26 (Pool #D72963)	39	41,334
6.50%, 10/01/27 (Pool #C00561)	8	7,980
7.50%, 10/01/27 (Pool #D82914)	81	86,192
6.50%, 10/01/27 (Pool #D83095)	6	5,803
6.50%, 10/01/27 (Pool #D83337)	128	133,349
7.00%, 11/01/27 (Pool #D83947)	351	368,714
6.50%, 06/01/29 (Pool #C27091)	111	115,291
8.00%, 10/01/29 (Pool #C00879)	43	45,986
8.00%, 06/01/30 (Pool #C39741)	37	40,073
7.50%, 09/01/30 (Pool #G01131)	42	44,918
8.00%, 09/01/30 (Pool #C41949)	7	7,121
8.00%, 12/01/30 (Pool #C45813)	2	2,440
8.00%, 05/01/31 (#C01198)	27	28,512
6.00%, 09/01/32 (Pool #C01403)	2,087	2,164,222
5.50%, 04/01/33 (Pool #C78010)	2,494	2,586,252

		25,623,359

Federal National Mortgage Association — 24.0%
Collateralized Mortgage Obligation
4.00%, 07/25/10	1,000	1,021,140
4.00%, 12/25/17	1,000	1,021,290
6.00%, 03/25/23	825	864,928
Notes
3.125%, 08/15/05*	2,325	2,333,719
5.50%, 06/15/33	2,830	2,935,242
Mortgage Backed Securities
7.00%, 04/01/04 (Pool #377898)	13	12,809
7.50%, 10/01/07 (Pool #177233)	7	7,428
6.00%, 01/01/09 (Pool #265989)	434	454,545
7.00%, 04/01/11 (Pool #338884)	66	70,687
6.00%, 12/01/16 (Pool #614235)	292	304,557
6.50%, 03/01/17 (Pool #636496)	862	905,424
6.00%, 06/01/17 (Pool #641209)	1,860	1,938,316
6.50%, 07/01/17 (Pool #555095)	3,422	3,596,331
7.50%, 08/01/26 (Pool #349416)	30	32,281
8.00%, 09/01/26 (Pool #250675)	64	70,000
7.00%, 04/01/27 (Pool #313458)	94	99,040

	Par (000)	Value
AGENCY OBLIGATIONS — Continued
Federal National Mortgage Association — Continued
Mortgage Backed Securities — Continued
8.00%, 08/01/27 (Pool #392496)	$194	$210,790
8.00%, 09/01/27 (Pool #398392)	8	8,684
8.00%, 10/01/27 (Pool # 331320)	25	26,889
7.50%, 10/01/27 (Pool #395593)	135	143,789
8.00%, 10/01/27 (Pool #395770)	3	2,845
7.50%, 10/01/27 (Pool #396031)	198	211,290
7.00%, 10/01/27 (Pool #398928)	45	47,880
6.50%, 10/01/27 (Pool #399065)	66	68,674
8.00%, 10/01/27 (Pool #402178)	76	81,950
7.00%, 11/01/27 (Pool #251286)	155	163,445
6.50%, 11/01/27 (Pool #402786)	41	42,956
6.50%, 12/01/27 (Pool #354802)	91	94,849
6.50%, 01/01/28 (Pool #406700)	447	466,448
7.00%, 03/01/29 (Pool #491183)	736	775,277
6.50%, 06/01/29 (Pool #490861)	845	881,473
7.50%, 10/01/29 (Pool #252806)	316	335,700
7.50%, 04/01/30 (Pool #534171)	17	18,219
7.50%, 08/01/30 (Pool #539623)	113	119,781
7.50%, 01/01/31 (Pool #562502)	25	26,375
7.50%, 04/01/31 (Pool #576245)	40	42,000
7.50%, 04/01/31 (Pool #577475)	5	5,385
7.00%, 07/01/31 (Pool #253907)	1,590	1,675,482
7.50%, 07/01/31 (Pool #592239)	214	227,966
7.50%, 08/01/31 (Pool #545137)	168	178,298
6.50%, 02/01/32 (Pool #254199)	3,981	4,149,975
6.00%, 07/01/32 (Pool #254377)	777	807,279
6.00%, 11/01/32 (Pool #689242)	3,974	4,131,076
6.50%, 03/01/33 (Pool #254677)	2,871	2,993,353
5.50%, 05/01/33 (Pool #702400)	1,000	1,038,847

		34,644,712

Government National Mortgage Association — 6.1%
Mortgage Backed Securities
7.00%, 02/15/12 (Pool #393360)	91	97,194
9.00%, 05/15/16 (Pool #163606)	3	2,891
9.00%, 11/15/16 (Pool #181127)	60	66,691
7.00%, 02/15/17 (Pool #555869)	591	634,430
8.00%, 05/15/17 (Pool #180719)	7	8,059
8.00%, 05/15/17 (Pool #217626)	15	16,771
9.00%, 04/15/18 (Pool #236277)	3	3,004
10.00%, 05/15/19 (Pool #274305)	13	14,916
9.00%, 11/15/19 (Pool #247019)	28	31,765
9.00%, 06/15/21 (Pool #305720)	27	29,782
9.00%, 06/15/21 (Pool #309078)	57	63,668
9.00%, 07/15/21 (Pool #309027)	12	13,776
9.00%, 07/15/21 (Pool #309084)	26	29,221
9.00%, 08/15/21 (Pool #306259)	47	52,350
9.00%, 09/15/21 (Pool #272061)	15	16,195
9.00%, 09/15/21 (Pool #305911)	15	17,195
9.00%, 09/15/21 (Pool #308283)	30	33,352
9.00%, 09/15/21 (Pool #308920)	63	70,411

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TOTAL RETURN BOND FUND

Statement of Net Assets — Continued

May 31, 2003

	Par (000)	Value
AGENCY OBLIGATIONS — Continued
Government National Mortgage Association — Continued
Mortgage Backed Securities — Continued
9.00%, 09/15/21 (Pool #313023)	$3	$2,926
9.00%, 09/15/21 (Pool #314939)	4	4,864
8.00%, 02/15/23 (Pool #332531)	302	331,058
7.00%, 05/20/24 (Pool #1716)	40	41,847
7.00%, 10/15/25 (Pool #409958)	79	83,614
7.00%, 01/15/26 (Pool #382719)	91	96,242
6.50%, 02/15/26 (Pool #405214)	66	69,486
7.00%, 02/15/26 (Pool #421686)	322	340,534
6.50%, 02/15/26 (Pool #425085)	34	35,445
6.50%, 03/15/26 (Pool #395468)	33	34,668
7.00%, 01/15/27 (Pool #436748)	125	132,186
7.00%, 02/15/27 (Pool #428935)	141	149,111
7.00%, 08/15/27 (Pool #443508)	64	67,473
8.50%, 08/15/27 (Pool #453213)	80	86,456
8.00%, 09/15/27 (Pool #453740)	19	20,361
7.00%, 09/15/27 (Pool #453980)	103	108,313
7.00%, 09/15/27 (Pool #454825)	4	4,457
7.00%, 10/15/27 (Pool #445227)	78	82,365
7.00%, 10/15/27 (Pool #453576)	25	26,165
7.00%, 10/15/27 (Pool #455319)	71	74,994
7.00%, 11/15/27 (Pool #452737)	164	173,431
7.00%, 12/15/27 (Pool #443780)	78	82,785
7.00%, 04/15/28 (Pool #471672)	12	12,635
6.50%, 07/15/28 (Pool #468090)	278	291,601
6.50%, 12/15/28 (Pool #471541)	495	519,598
6.50%, 01/15/29 (Pool #490890)	351	368,340
7.50%, 10/15/29 (Pool #521954)	166	176,747
6.50%, 04/15/32 (Pool #587032)	1,714	1,797,171
7.50%, 01/15/32 (Pool #579142)	2,189	2,328,104

		8,744,648

TOTAL AGENCY OBLIGATIONS
(Cost $69,974,836)		71,010,077

DOMESTIC CORPORATE BONDS — 29.8%
Automotive — 0.5%
General Motors Acceptance Corp.
7.20%, 01/15/11	700	724,500

Broadcasting — 0.6%
Comcast Corp.
5.85%, 01/15/10	765	841,500

Consumer Goods & Services — 1.0%
Unilever Capital Corp.
6.75%, 11/01/03	1,350	1,380,375

Defense — 2.2%
General Dynamics Corp.
2.13%, 05/15/06	500	503,125
Lockheed Martin Corp.
8.20%, 12/01/09	700	896,000

	Par (000)	Value
DOMESTIC CORPORATE BONDS — Continued
Defense — Continued
United Technologies Corp.
7.50%, 09/15/29	$1,250	$1,668,750

		3,067,875

Drugs — 1.5%
Wyeth
6.70%, 03/15/11	700	830,375
5.25%, 03/15/13	1,300	1,391,000

		2,221,375

Electrical & Electronic — 0.5%
Consolidated Edison Company of New York
5.88%, 04/01/33	665	739,812

Energy — 3.9%
Detroit Edison Co.
5.20%, 10/15/12	400	436,000
Florida Power & Light
4.85%, 02/01/13	740	794,575
Progress Energy, Inc.
6.55%, 03/01/04	1,700	1,757,375
6.85%, 04/15/12	590	689,563
South Carolina Electronic & Gas
5.30%, 05/15/33	510	521,564
Southern Power Co.
6.25%, 07/15/12	1,300	1,482,000

		5,681,077

Entertainment — 1.1%
Viacom, Inc.
5.625%, 08/15/12	745	840,919
5.50%, 05/15/33	685	707,262

		1,548,181

Finance — 8.5%
American Express Credit Corp.
7.45%, 08/10/05	1,000	1,120,970
Bank of America Corp.
4.88%, 01/15/13	1,400	1,485,750
CIT Group, Inc.
5.625%, 10/15/03	1,000	1,013,750
Citigroup, Inc.
4.125%, 06/30/05	1,650	1,730,437
GE Capital Corp. FRN*
1.56%, 09/15/04	1,410	1,413,525
GE Capital Corp
5.45%, 01/15/13	1,350	1,476,562
Household Finance Corp.
6.75%, 05/15/11	675	787,053
John Deere Capital Corp.
4.125%, 07/15/05	1,600	1,676,000
Morgan Stanley
6.60%, 04/01/12	1,250	1,468,750

		12,172,797

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TOTAL RETURN BOND FUND

Statement of Net Assets — Continued

May 31, 2003

	Par (000)	Value
DOMESTIC CORPORATE BONDS — Continued
Oil & Exploration — 1.8%
Marathon Oil Corp.
6.13%, 03/15/12	$1,385	$1,568,512
Occidental Petroleum
4.00%, 11/30/07	950	1,000,445

		2,568,957

Paper Products — 1.2%
Meadwest Corp.
6.80%, 11/15/32	1,600	1,792,000

Railroads — 2.3%
Norfolk Southern Railway
7.25%, 02/15/31	1,465	1,814,769
Union Pacific Corp.
6.63%, 02/01/08	1,350	1,550,812

		3,365,581

Telecommunications — 2.6%
AOL Time Warner, Inc.
6.625%, 05/15/29	645	671,419
BellSouth Capital Funding
7.88%, 02/15/30	740	986,975
Telecorp PCS, Inc.
11.625%, 04/15/09	825	851,812
Verizon Global Funding Corp.
4.000%, 01/15/08	1,250	1,307,813

		3,818,019

Utilities — Gas/Gas & Electric — 1.6%
Conoco, Inc.
5.90%, 04/15/04	1,350	1,400,625
Keyspan Corp.
7.625%, 11/15/10	770	958,650

		2,359,275

Utilities — Water — 0.5%
National Rural Utilities Cooperative
5.75%, 12/01/08	650	719,062

TOTAL DOMESTIC CORPORATE BONDS
(Cost $40,145,035)		43,000,386

U.S. TREASURY OBLIGATIONS — 10.4%
U.S. Treasury Bills
1.04%, 08/14/03	3,000	2,993,580

U.S. Treasury Notes
2.25%, 07/31/04	650	658,424
3.25%, 08/15/07*	675	708,434

		1,366,858

	Par (000)	Value
U.S. TREASURY OBLIGATIONS — Continued
Treasury Inflation Protected Security (TIPS)
3.00%, 07/15/12	$4,300	$4,774,346

U.S. Treasury Bonds
6.00%, 02/15/26*	3,080	3,773,363
6.125%, 11/15/27*	6,000	1,863,282
3.875%, 02/15/13	260	271,588

		5,908,233

TOTAL US TREASURY
(Cost $13,646,409)		15,043,017

REPURCHASE AGREEMENTS — 7.1%
Banc of America Securities, LLC (Agreement dated 5/30/03 to be repurchased at $2,282,228 collateralized by $1,835,000 (Value $2,337,021) U.S. Treasury Notes, 6.25%, due 8/15/23) 1.20%, 06/02/03	2,282	2,282,000
Goldman Sachs Group, Inc. (Agreement dated 5/30/03 to be repurchased at $2,000,207 collateralized by $1,423,000 (Value $2,052,652) U.S. Treasury Notes, 7.5%, due 11/15/24) 1.24%, 06/02/03	2,000	2,000,000
Morgan Stanley Securities, Inc. (Agreement dated 5/30/03 to be repurchased at $3,000,300 collateralized by $2,800,000 (Value $3,060,557) U.S. Treasury Notes, 7.25%, due 8/15/04) 1.20%, 06/02/03	3,000	3,000,000
State Street Bank & Trust Co. (Agreement dated 5/30/03 to be repurchased at $3,000,298 collateralized by $2,100,000 (Value $3,116,160) U.S. Treasury Notes, 8.0%, due 11/15/21) 1.19%, 06/02/03	3,000	3,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $10,282,000)		10,282,000

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TOTAL RETURN BOND FUND

Statement of Net Assets — Concluded

May 31, 2003

	Number of Shares	Value
INVESTMENT COMPANIES — 7.7%
BlackRock High Yield Bond	762	$5,736,344
BlackRock Strategic Bond Trust	108	1,584,858
Evergreen Offit High Yield Bond Fund	561	3,688,588
Goldman Sachs Financial Square Prime Obligations Fund	4	4,348

TOTAL INVESTMENT COMPANIES
(Cost $10,718,147)		11,014,138

	Par (000)
SECURITIES LENDING COLLATERAL — 5.6%
Repurchase Agreement Lehman Brothers, Inc.
(Agreement dated 5/30/03 to be repurchased at $1,563,975 principally collateralized by Resolution Funding Bond value $323,545 9.38%, due 10/15/20, Asian Development Bank Bond value $258,254 6.38%, due 10/1/28, and 12 other securities with maturities ranging from 02/16/06 to 01/15/38, yields ranging from 0.01% to 9.40% and total value of $981,590)	$1,563	1,563,389
UBS Warburg LLC
(Agreement dated 5/30/03 to be repurchased at $6,448,483 principally collateralized by Inter-American Development Bank Bond value $2,775,279 7.00%, due 06/16/03, and 15 other securities with maturities ranging from 07/14/03 to 07/15/27, yields ranging from 6.75% to 9.25% and total value of $3,672,832)	6,448	6,448,111

TOTAL SECURITIES LENDING COLLATERAL
(Cost $8,011,500)		8,011,500

TOTAL INVESTMENTS IN SECURITIES — 109.8%
(Cost $152,777,927**)		158,361,118
LIABILITIES IN EXCESS OF OTHER ASSETS — (9.8)%		(14,122,357)

NET ASSETS — 100.0%		$144,238,761

Value
NET ASSET VALUE PER SHARE
Institutional Shares ($144,061,367 ÷ 14,135,363 shares outstanding)	$10.19
Class A Shares ($85,394 ÷ 8,377 shares outstanding)	$10.19
Class B Shares ($15,811 ÷ 1,552 shares outstanding)	$10.19
Class C Shares ($76,188 ÷ 7,475 shares outstanding)	$10.19

*	Certain principal amounts are temporarily on loan to an unaffiliated broker/dealer.
**	Cost for Federal income tax purposes is $152,852,986. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$5,672,527
Excess of tax cost over value	$(164,395)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

Statement of Net Assets

May 31, 2003

	Par (000)	Value
DISTRICT OF COLUMBIA — 2.8%
Washington D.C., Metropolitan Transit Authority, RB
5.00%, 07/01/06	$1,000	$1,041,860
Washington D.C., Metropolitan Transit Authority, RB, INS: FGIC
6.00%, 07/01/09	600	722,544

		1,764,404

MARYLAND — 90.4%
Annapolis, GO, CPI
5.00%, 11/01/16	440	484,977
Anne Arundel County, GO
6.50%, 05/15/05	500	551,460
Baltimore City, GO, CPI, INS: FGIC
5.00%, 10/15/16	500	544,035
Baltimore City, RB, Refunding —Auto Parking Revenue, INS: FGIC
5.90%, 07/01/13	1,000	1,234,820
Baltimore City, RB, Waste Water Project, INS: FGIC
5.00%, 07/01/22	1,000	1,135,400
Baltimore City, RB, Waste Water Project, INS: FGIC, Prerefunded 6/1/06 @ 101
5.50%, 07/01/26	300	354,507
Baltimore City, GO, INS: MBIA
7.00%, 10/15/10	450	580,154
Baltimore County Metropolitan District, 65th Service, GO
5.50%, 06/01/06	440	497,310
Baltimore County, COP, Equipment Acquisition Program
5.00%, 08/01/07	250	280,840
Baltimore, COP, Board of Education Administration, INS: MBIA
5.25%, 04/01/07	500	562,485
Baltimore, RB, School Systems
4.85%, 11/01/11	450	508,433
5.125%, 11/01/14	455	514,914
Cecil County, GO, CPI
5.00%, 08/01/09	655	753,145
Charles County, GO
5.70%, 03/01/10	750	808,395
Frederick County, GO
5.00%, 12/01/08	400	461,664
5.00%, 08/01/09	500	512,615
5.25%, 07/01/12	250	288,225
Frederick City, GO
5.00%, 12/01/08	500	577,080
Harford County, GO, CPI, UT
5.50%, 12/01/07	920	1,067,540
5.00%, 12/01/14	125	138,833

	Par (000)	Value
MARYLAND — Continued
Harford County, GO, CPI, UT, Prerefunded 12/1/07 @ 102
5.00%, 12/01/14	$125	$144,491
Howard County, GO, CPI
5.00%, 02/15/06	650	711,893
Howard County, GO, Prerefunded 8/15/03 @ 102
5.25%, 08/15/12	250	257,073
Maryland Environmental Services —Cecil County, RB, Landfill Project
5.125%, 09/01/10	180	204,097
5.30%, 09/01/12	250	282,037
Maryland National Capital Park & Planning Commission — Prince George’s County, GO, GPI, Prerefunded 7/01/03 @ 102
5.15%, 07/01/11	10	10,230
Maryland National Capital Park & Planning Commission — Prince George’s County, GO, Unrefunded Balance
6.25%, 01/15/05	200	216,226
5.15%, 07/01/11	290	296,693
5.375%, 01/15/14	450	497,880
Maryland State & Local Facilities, GO, GPI
4.00%, 07/15/03	1,055	1,058,471
5.00%, 07/15/04	500	522,265
5.00%, 10/15/04	1,000	1,053,340
5.25%, 03/01/05	750	804,480
5.25%, 06/15/06	500	557,870
5.25%, 02/01/08	680	777,165
Maryland State Community Development, RB, Administration Department of Housing & Community Development, Infrastructure, INS: MBIA
5.125%, 06/01/17	325	359,915
5.15%, 06/01/22	390	416,965
Maryland State Community Development, RB, Administration Department of Housing & Community Development, Multi-family
5.05%, 05/15/18	185	192,535
Maryland State Community Development, RB, Administration Department of Housing & Community Development, Single Family
5.30%, 09/01/10	250	270,505
4.45%, 04/01/12	1,000	1,054,680
5.80%, 04/01/17	60	62,231

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

Statement of Net Assets — Continued

May 31, 2003

	Par (000)	Value
MARYLAND — Continued
Maryland State Department of Transportation, RB
5.00%, 02/01/06	$500	$546,665
Maryland State Economic Development, RB, Corporate Lease, Maryland Department of Transportation Headquarters
5.00%, 06/01/15	450	508,158
Maryland State Economic Development, RB, Infrastructure, University of Maryland-College Park Project, INS: AMBAC
5.00%, 07/01/04	500	521,275
5.375%, 07/01/14	500	576,835
5.00%, 07/01/19	220	240,442
Maryland State Health & Higher Educational Facilities Authority, College of Notre Dame, INS: MBIA
4.45%, 10/01/12	290	323,475
5.30%, 10/01/18	460	550,864
Maryland State Health & Higher Educational Facilities Authority, RB, Johns Hopkins University
5.125%, 07/01/11	600	699,708
Maryland State Health & Higher Educational Facilities Authority, RB, Helix Health System
5.125%, 07/01/12	555	650,965
Maryland State Health & Higher Educational Facilities Authority, RB, Board of Child Care
5.50%, 07/01/13	800	921,448
5.375%, 07/01/32	500	528,465
Maryland State Health & Higher Educational Facilities Authority, RB, VRDB, Charlestown Community, Inc., LOC: First Union Bank
1.15%, 06/04/03	1,000	1,000,000
Maryland State Health & Higher Educational Facilities Authority, RB, Helix Health Inc., INS: AMBAC, ETM
5.125%, 07/01/11	600	681,186
Maryland State Health & Higher Educational Facilities Authority, RB, Johns Hopkins Hospital
5.50%, 07/01/07	1,000	1,023,290
Maryland State Health & Higher Educational Facilities Authority, RB, Refunding, Johns Hopkins University
5.00%, 07/01/11	500	575,485
5.25%, 07/01/16	750	838,747
5.25%, 07/01/17	500	559,670
5.125%, 07/01/20	500	541,950

	Par (000)	Value
MARYLAND — Continued
Maryland State Industrial Development, RB, IDA, American Center for Physics, SPA: American Institute of Physics
5.25%, 12/15/14	$500	$575,180
Maryland State Industrial Development, RB, National Aquarium Baltimore
5.50%, 11/01/17	750	853,215
Maryland State Stadium Authority, RB, Convention Center Expansion
5.75%, 12/15/08	335	363,009
5.80%, 12/15/09	535	580,138
Maryland State Transportation Authority, RB
5.80%, 07/01/06	775	874,022
5.75%, 07/01/15	150	150,414
Maryland Water Quality Financing Administration, RB, Revolving Loan Fund, Prerefunded 9/01/03 @ 100
5.40%, 09/01/12	300	303,171
Montgomery County, COP, GPI, Equipment Acquisition Program
4.50%, 06/01/06	500	544,335
Montgomery County, GO, CPI
5.75%, 07/01/06	400	451,668
Montgomery County, RB, Economic Development Revenue, Trinity Health Care Group
5.50%, 12/01/16	930	1,038,819
Montgomery County, RB, Housing Opportunity Community Housing Multi-Family, Avalon Knoll, FNMA Collateralized
5.70%, 07/01/10	150	162,417
Montgomery County Revenue Authority, RB, Olney Indoor Swim Project
5.25%, 10/01/12	250	263,125
Northeast Waste Disposal Authority, RB, Southwest Resource Recovery Facility, INS: MBIA
7.20%, 01/01/05	1,000	1,054,370
Ocean City, GO, INS: FGIC
5.00%, 03/01/09	450	514,467
Prince George’s County, GO, CPI, INS: FSA
5.00%, 05/15/07	525	589,370
5.20%, 03/15/08	500	551,225
5.25%, 03/15/15	400	442,612
Prince George’s County, RB, IDA
6.00%, 07/01/09	675	719,037
5.00%, 10/01/12	500	561,650

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

Statement of Net Assets — Concluded

May 31, 2003

	Par (000)	Value
MARYLAND — Continued
Prince George’s County Solid Waste Management System, RB, INS: FSA-CR
5.25%, 06/15/13	$2,380	$2,435,168
Queen Anne’s County, GO, INS: FGIC
5.00%, 11/15/10	400	463,144
Rockville, GO
4.75%, 04/15/05	1,000	1,013,240
Saint Mary’s College, GO, INS: AMBAC
5.55%, 09/01/30	500	548,885
Saint Mary’s County, GO, Prerefunded 10/1/09 @ 101
5.50%, 10/01/14	1,000	1,194,030
Saint Mary’s County, GO, CPI, Refunding
5.00%, 10/01/09	145	167,919
Saint Mary’s County, GO, Refunding, St. Mary’s Hospital
5.00%, 10/01/09	880	1,019,093
Talbot County, GO
5.00%, 03/15/12	480	557,626
University of Maryland, RB, Refunding, Auxiliary Facilities & Tuition
5.00%, 04/01/08	500	565,945
5.125%, 04/01/13	400	439,080
5.00%, 04/01/15	500	542,715
Washington County, GO, INS: FGIC
5.25%, 01/01/06	200	204,622
5.00%, 01/01/16	675	736,081
5.50%, 01/01/20	300	336,408
Washington Suburban Sanitary District, GO, General Construction
5.00%, 06/01/09	500	562,590
5.25%, 06/01/24	440	476,238
Wicomico County, GO, INS: FGIC
5.00%, 02/01/15	755	825,011
Worcester County, GO
5.20%, 08/01/08	1,310	1,460,650

		57,037,191

PUERTO RICO — 1.4%
Children’s Trust Fund, RB, Puerto Rico Tobacco, Prerefunded 7/1/10 @ 100
6.00%, 07/01/26	750	912,180

TOTAL MUNICIPAL BONDS
(Cost $55,442,760)		59,713,775

	Number of Shares	Value
	INVESTMENT COMPANIES — 8.0%
Goldman Sachs Financial Square Tax-Free Money Market Fund	2,461,853	$2,461,853
BlackRock Provident Institutional Funds — MuniFund	2,516,917	2,516,917

	TOTAL INVESTMENT COMPANIES
	(Cost $4,978,770)	4,978,770

TOTAL INVESTMENTS IN SECURITIES — 102.6%
	(Cost $60,421,530*)	64,692,545
	LIABILITIES IN EXCESS OF OTHER ASSETS — (2.6)%	(1,619,535)

	NET ASSETS — 100.0%	$63,073,010

	NET ASSET VALUE PER SHARE
	Institutional Shares ($62,090,215 ÷ 5,484,310 shares outstanding)	$11.32
	Class A Shares ($827,423 ÷ 73,095 shares outstanding)	$11.32
	Class B Shares ($103,407 ÷ 9,131 shares outstanding)	$11.32
	Class C Shares ($51,964 ÷ 4,590 shares outstanding)	$11.32

*	Aggregate cost for Federal income tax purposes. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$4,276,518
Excess of tax cost over value	$(5,503)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERMEDIATE TAX-EXEMPT BOND FUND

Statement of Net Assets

May 31, 2003

	Par (000)	Value
ALABAMA — 1.3%
Alabama State Department of Docks Facility, RB
6.00%, 10/01/06	$1,410	$1,613,040

ALASKA — 0.9%
Anchorage, GO
4.00%, 06/01/05	1,000	1,054,540

ARIZONA — 1.9%
Arizona Water Infrastructure Financial Authority, RB
5.375%, 10/01/11	2,000	2,375,100

COLORADO — 3.0%
Arapahoe County School District No. 5, GO, SAW, Cherry Creek
5.25%, 12/15/07	1,000	1,147,570
Jefferson County School District, GO, INS: MBIA
5.25%, 12/15/05	1,230	1,352,815
Regional Transportation District, RB, Sales Tax Revenue, INS: AMBAC
5.25%, 11/01/11	1,000	1,177,470

		3,677,855

CONNECTICUT — 1.7%
Connecticut State Health & Educational Facilities, Yale University, RB, VRDB
1.30%, 07/01/36	1,220	1,220,000
Stamford, GO, Refunding Bonds
4.30%, 07/15/11	750	829,410

		2,049,410

FLORIDA — 7.6%
Florida State, RB, Dept. of Environmental Protection
5.50%, 07/01/06	2,000	2,240,160
5.75%, 07/01/07	1,000	1,151,540
Florida State Board of Education Capital Outlay, GO
5.875%, 06/01/12	1,775	1,959,635
Florida State Education University System, RB
5.00%, 07/01/07	2,500	2,805,600
St. Lucie County, RB, INS: MBIA
5.50%, 04/01/10	1,000	1,173,420

		9,330,355

GEORGIA — 5.7%
DeKalb County Development Authority, Emory University Project, RB
5.375%, 11/01/05	1,000	1,099,310

	Par (000)	Value
GEORGIA — Continued
Fulton County, GO, Prerefunded 1/01/04 @ 102
5.40%, 01/01/08	$1,000	$1,045,040
Georgia State, GO
6.50%, 12/01/03	1,500	1,540,740
5.50%, 08/01/06	2,000	2,249,800
Gwinnett County School District, GO
5.125%, 02/01/09	1,000	1,046,860

		6,981,750

ILLINOIS — 3.2%
Chicago School Finance Authority, GO
5.50%, 06/01/09	2,000	2,048,040
Univ. of Illinois, COP, MBIA, Utility Infrastructure Projects
5.75%, 08/15/08	1,605	1,881,590

		3,929,630

INDIANA — 1.2%
Purdue University, University Student Fees, RB
5.00%, 07/01/07	1,300	1,452,958

KANSAS — 1.5%
Kansas State Juvenile Justice Authority, RB, INS: MBIA
5.00%, 05/01/05	1,710	1,831,204

KENTUCKY — 2.2%
Kentucky State Property and Buildings Community, RB, Project No. 69, INS: MBIA
5.00%, 08/01/05	1,430	1,544,143
Kentucky State Turnpike Authority, RB, Revitalization
5.50%, 07/01/10	1,000	1,177,800

		2,721,943

LOUISIANA — 1.1%
Louisiana Public Facilities Authority, RB, INS: FSA
5.00%, 08/01/04	1,270	1,327,886

MARYLAND — 5.0%
Baltimore County, COP, Equipment Acquisition Program
5.00%, 08/01/07	1,265	1,421,050
Maryland State Health & Higher Education, RB, Johns Hopkins Hospital
5.50%, 07/01/07	1,550	1,586,100
5.00%, 05/15/10	500	561,615

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERMEDIATE TAX-EXEMPT BOND FUND

Statement of Net Assets — Continued

May 31, 2003

	Par (000)	Value
MARYLAND — Continued
Maryland State, RB, Dept. of Transportation
5.00%, 09/01/04	$1,400	$1,466,948
Prince Georges County, GO, CPI, INS: FSA
5.50%, 05/15/09	1,000	1,175,690

		6,211,403

MASSACHUSETTS — 1.4%
Massachusetts, GO
5.375%, 08/01/08	1,500	1,725,465

MICHIGAN — 1.1%
Michigan Muni Bond Authority, RB, Drinking Water
5.25%, 10/01/08	1,145	1,327,662

MINNESOTA — 1.1%
Minnesota, GO
5.00%, 10/01/05	1,200	1,305,672

MISSOURI — 1.8%
Missouri, Third State Building, GO
5.00%, 10/01/05	2,000	2,179,500

NEBRASKA — 2.5%
Douglas County School District, GO
5.30%, 12/15/11	2,830	3,066,786

NEW JERSEY — 6.8%
New Jersey, GO
6.50%, 07/15/05	1,250	1,389,250
New Jersey Economic Development, RB, INS: MBIA
5.00%, 07/01/09	2,000	2,293,500
New Jersey Economic Development, RB, INS: AMBAC
5.00%, 09/15/11	1,120	1,290,206
New Jersey State Educational Facility Authority, RB, Princeton University
4.75%, 07/01/07	1,410	1,574,477
New Jersey State Transportation, RB, ETM, INS: MBIA
6.50%, 06/15/10	1,500	1,875,840

		8,423,273

NORTH CAROLINA — 0.9%
Guilford County, GO, Recreational and School Improvements
5.00%, 10/01/04	1,000	1,051,690

	Par (000)	Value
OHIO — 4.2%
Cleveland Municipal School District, GO, INS: FGIC
5.00%, 12/01/05	$1,250	$1,368,200
Columbus, GO, Public Improvements
6.00%, 06/15/07	2,000	2,324,300
Ohio Water Development Authority, RB, INS: AMBAC
5.00%, 06/01/06	1,500	1,658,595

		5,351,095

OKLAHOMA — 1.8%
Oklahoma City, GO
5.00%, 07/01/03	1,000	1,003,009
Oklahoma Housing Development Authority, RB
5.10%, 11/01/05	1,100	1,170,939

		2,173,948

PENNSYLVANIA — 12.0%
Berks County, GO, INS: AMBAC
5.50%, 11/15/05	1,500	1,655,460
Delaware County Industrial Development Authority, United Parcel Service Project, RB
1.12%, 12/01/15	1,700	1,700,000
Harrisburg Authority School Revenue, GO, INS: FGIC
5.00%, 04/01/10	1,250	1,424,713
Pennsylvania State, GO
5.00%, 10/01/05	1,250	1,358,575
Pennsylvania State, GO
5.00%, 09/15/08	2,000	2,284,100
Pennsylvania State Higher Education, RB, VRDB, Association of Independent Colleges, Muhlenberg College, SPA: PNC Bank N.A.
1.35%, 11/01/31	1,200	1,200,000
Pennsylvania State, IDA, RB, AMBAC, Economic Development
5.50%, 07/01/05	2,500	2,720,175
Pennsylvania State University, RB, VRDB, SPA: Toronto-Dominion Bank
1.19%, 03/01/32	2,500	2,500,000

		14,843,023

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERMEDIATE TAX-EXEMPT BOND FUND

Statement of Net Assets — Concluded

May 31, 2003

	Par (000)	Value
SOUTH CAROLINA — 2.9%
Columbia Tax Increment Revenues, RB, INS: FSA
5.00%, 12/01/06	$1,790	$2,011,441
North Charleston Sewer District Revenue, RB, INS: FSA
4.00%, 07/01/03	1,545	1,548,408

		3,559,849

TENNESSEE — 1.9%
Shelby County, GO
5.50%, 08/01/08	1,000	1,161,650
5.00%, 04/01/09	1,000	1,138,770

		2,300,420

TEXAS — 4.5%
San Antonio Electric & Gas, RB, Unrefunded Balance
5.80%, 02/01/06	1,775	1,931,270
Texas Municipal Power Agency, RB
5.25%, 09/01/05	2,000	2,038,240
University of Texas, RB
5.00%, 07/01/05	1,500	1,614,855

		5,584,365

VIRGINIA — 4.6%
Loudoun County Industrial Development Authority, Howard Hughes Medical, RB, VRDB
1.25%, 12/15/38	950	950,000
Prince William County Lease Partnership, Certificate of Participation
5.50%, 12/01/10	2,500	2,787,900
Virginia State Public School Authority, RB, INS: State Aid Withholding
5.60%, 06/01/12	1,850	2,050,540

		5,788,440

WASHINGTON — 3.1%
King County, GO
5.00%, 06/01/06	2,500	2,752,725
Washington State Motor Vehicle Fuel Tax, GO
5.75%, 05/01/12	1,000	1,042,830

		3,795,555

WISCONSIN — 2.8%
North Central Technical College, GO 5.40%, 09/01/04	1,075	1,131,416
Wisconsin State, GO 6.125%, 11/01/06	2,000	2,299,720

		3,431,136

	Par (000)	Value
WYOMING — 1.6%
Lincoln County, RB, VRDN, PCRB, Exxon Project 1.12%, 11/01/14	$2,000	$2,000,000

TOTAL MUNICIPAL BONDS
(Cost $108,273,281)		112,464,953

	Number of Shares
INVESTMENT COMPANIES — 8.8%
Goldman Sachs Financial Square Tax-Free Money Market Fund	5,428,644	5,428,644
BlackRock Provident Institutional Funds — MuniFund	5,459,872	5,459,872

TOTAL INVESTMENT COMPANIES
(Cost $10,888,516)		10,888,516

TOTAL INVESTMENTS IN SECURITIES — 100.1%
(Cost $119,161,797*)		123,353,469
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%		(143,841)

NET ASSETS — 100.0%		$123,209,628

NET ASSET VALUE PER SHARE
Institutional Shares ($122,650,278 ÷ 11,961,872 shares outstanding)		$10.25

Class A Shares ($557,333 ÷ 54,371 shares outstanding)		$10.25

Class B Shares ($1,009 ÷ 98 shares outstanding)		$10.25	**

Class C Shares ($1,009 ÷ 98 shares outstanding)		$10.25	**

*	Aggregate cost for Federal income tax purposes. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$4,196,158
Excess of tax cost over value	$(4,486)
**	NAV calculated based on fractional shares and unrounded net assets.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

NATIONAL TAX-EXEMPT BOND FUND

Statement of Net Assets

May 31, 2003

	Par (000)	Value
ALABAMA — 1.6%
Auburn University, RB, General Fee Revenue, INS: MBIA
5.50%, 06/01/13	$2,345	$2,729,861

ARIZONA — 0.8%
Maricopa County School District No. 38 Madison Elementary, GO, INS: MBIA, Prerefunded 07/01/06 @ 101
5.80%, 07/01/15	1,230	1,405,300

ARKANSAS — 0.9%
Arkansas State, GO
5.25%, 08/01/05	1,425	1,548,847

CALIFORNIA — 1.4%
Los Angeles Unified School District, GO, INS: MBIA
5.75%, 07/01/13	2,000	2,438,140

COLORADO — 9.2%
Arapahoe County District No. 5 Cherry Creek, GO, INS: SAW
5.50%, 12/15/12	1,750	2,017,785
6.00%, 12/15/13	1,000	1,203,660
Broomfield Open Space Parks and Recreation, COP, INS: AMBAC
5.00%, 12/01/03	2,425	2,473,064
Colorado Department of Transportation, RB, TRAN, INS: AMBAC, Prerefunded 6/15/10 @ 100.5
6.00%, 06/15/15	2,000	2,445,560
Colorado Springs, RB, Utility Revenue, ETM
5.875%, 11/15/17	1,500	1,856,850
Colorado Water Resource & Power, RB
5.00%, 09/01/10	2,120	2,444,720
Denver City and County, COP, INS: AMBAC
5.75%, 12/01/18	1,750	2,062,813
Denver City and County, GO
6.00%, 10/01/10	1,000	1,218,690

		15,723,142

CONNECTICUT — 2.3%
Connecticut, GO
5.00%, 11/15/08	1,000	1,143,540
5.00%, 11/15/09	1,500	1,728,750
Connecticut Special Tax Obligation, INS: FSA
5.00%, 10/01/06	1,000	1,114,470

		3,986,760

	Par (000)	Value
FLORIDA — 5.9%
Broward County, RB, Florida Resource Recovery
5.00%, 12/01/04	$2,000	$2,110,500
Florida State, RB, Department of Environmental Protection
5.00%, 07/01/05	2,000	2,154,840
Florida State, RB, Department of Environmental Protection, INS: AMBAC
6.00%, 07/01/12	1,000	1,233,190
Hillsborough County Capital Improvements Program, RB, INS: FGIC
6.00%, 08/01/05	1,210	1,333,081
Hillsborough County Solid Waste, RB, INS: MBIA
5.40%, 10/01/04	2,000	2,110,880
Reedy Creek Improvements District, GO, Prerefunded 06/01/05 @ 100, INS: MBIA
5.75%, 06/01/19	1,000	1,091,770

		10,034,261

GEORGIA — 9.5%
Georgia State, GO
6.50%, 12/01/05	1,700	1,920,524
6.00%, 07/01/12	2,000	2,393,520
Gwinnett County School District, GO
5.125%, 02/01/09	2,000	2,093,720
Gwinnett County Water & Sewer Authority, RB
5.20%, 08/01/07	1,000	1,118,510
Private Colleges & Universities, RB, Emory University
5.75%, 11/01/15	2,320	2,764,651
5.75%, 11/01/16	2,000	2,365,740
Union City Housing Authority, RB, Hidden Lake Apartments, INS: FHA 221(D) (4)
7.125%, 12/01/25	3,190	3,466,318

		16,122,983

ILLINOIS — 1.1%
Chicago Wastewater Transmission, RB, INS: MBIA, Prerefunded 1/1/10 @101
6.00%, 01/01/13	1,545	1,875,692

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

NATIONAL TAX-EXEMPT BOND FUND

Statement of Net Assets — Continued

May 31, 2003

	Par (000)	Value
KANSAS — 2.4%
Kansas State Development Financial Authority, RB, PCR, Prerefunded 11/1/10 @ 100
6.00%, 11/01/14	$2,000	$2,450,960
Kansas State, RB, Turnpike Authority, INS: AMBAC
5.50%, 09/01/06	1,500	1,687,080

		4,138,040

LOUISIANA — 1.6%
Louisiana Public Facilities, RB, INS: FSA
5.50%, 08/01/17	2,365	2,712,513

MARYLAND — 4.0%
Dorchester County, GO
6.10%, 02/01/15	2,000	2,156,940
Maryland State & Local Facilities, GO, GPI
5.50%, 03/01/08	1,000	1,156,570
Maryland State Community Development, RB, Administration Department of Housing & Community Development, Single Family
4.60%, 04/01/13	1,310	1,389,412
Northeast Waste Disposal Authority, RB, Southwest Recovery Facility, INS: MBIA
7.20%, 01/01/05	2,000	2,108,740

		6,811,662

MASSACHUSETTS — 6.5%
Massachusetts Bay Transportation Authority, Special Assessment
5.75%, 07/01/15	1,000	1,176,190
Massachusetts State, GO, Transit Improvements
5.50%, 01/01/15	1,610	1,925,013
Massachusetts State, GO, Transit Improvements, Prerefunded 2/1/10 @ 101
6.00%, 02/01/14	2,000	2,432,780
Massachusetts State, GO, Prerefunded 3/1/12 @ 100
5.50%, 03/01/19	3,500	4,186,105
Pembroke, GO, INS: FGIC
5.50%, 11/15/20	1,230	1,398,362

		11,118,450

	Par (000)	Value
MICHIGAN — 3.2%
Michigan State Building Authority, RB, Facilities Program
5.00%, 10/15/06	$2,535	$2,665,248
5.50%, 10/13/06	2,500	2,826,800

		5,492,048

MINNESOTA — 0.6%
Minnesota State, GO, Prerefunded 10/01/04 @ 100
6.00%, 10/01/14	1,000	1,065,630

MISSOURI — 1.8%
Farmington School District No. R 7, GO, INS: SADD
5.70%, 03/01/15	1,065	1,228,041
Missouri State Board of Public Buildings, RB, Special Obligation
5.75%, 05/01/09	1,500	1,777,950

		3,005,991

NEBRASKA — 1.5%
Omaha, GO
5.00%, 12/01/08	2,170	2,497,236

NEW JERSEY — 5.0%
New Jersey State, GO, Refunding
5.75%, 02/15/06	1,000	1,114,720
New Jersey State Transportation Authority, RB
5.50%, 06/15/08	1,800	2,075,832
New Jersey State Transportation Authority, RB, INS: MBIA
6.00%, 12/15/15	2,000	2,472,380
New Jersey Transportation Corp., RB, BAN, INS: AMBAC
5.50%, 02/01/08	2,500	2,871,675

		8,534,607

NEW YORK — 1.4%
New York State Environmental Facility, RB
6.00%, 06/15/18	1,775	2,074,212
6.00%, 06/15/18	225	272,614

		2,346,826

OHIO — 5.7%
Cleveland Public Water System, RB, INS: MBIA, Prerefunded 11/15/04 @ 102
7.00%, 11/15/24	2,000	2,211,400
Eaton School District, GO, INS: FGIC
5.75%, 12/01/20	1,000	1,170,760
Ohio Public Facilities Commission, Mental Health, RB
5.125%, 06/01/04	1,000	1,040,700

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

NATIONAL TAX-EXEMPT BOND FUND

Statement of Net Assets — Continued

May 31, 2003

	Par (000)	Value
OHIO — Continued
Ohio State Water Development Authority, Drinking Water Fund, RB
5.50%, 12/01/17	$2,500	$2,922,850
Ohio State Higher Education, RB, Capital Facilities
5.50%, 12/01/07	2,000	2,306,720

		9,652,430

OREGON — 4.2%
Jackson County School District No. 6 Central Point, GO, INS: FGIC
5.75%, 06/15/15	2,060	2,420,933
Portland Sewer System, RB, INS: FGIC
5.75%, 08/01/18	2,000	2,328,060
Portland Urban Renewal, Tax Allocation, Oregon Conventional Center, INS: AMBAC
6.00%, 06/15/13	2,000	2,402,420

		7,151,413

PENNSYLVANIA — 8.8%
Allegheny County Sanitation Authority, RB, INS: MBIA
5.75%, 12/01/13	1,150	1,372,537
Chester County
5.50%, 11/15/15	4,300	4,982,066
Northampton County, GPI, RB, INS: FSA
5.75%, 10/01/14	2,000	2,446,220
Pennsylvania Intergovernmental Coop Authority, RB, Special Tax, Philadelphia Funding Program
5.00%, 06/15/04	1,000	1,041,220
Pennsylvania State, GO
5.75%, 01/15/09	1,315	1,547,308
Pennsylvania State Higher Educational Facilities, RB, Carnegie Mellon University
6.00%, 11/01/04	1,270	1,354,125
Philadelphia School District, GO, SAW, INS: FSA
5.50%, 02/01/31	1,000	1,103,410
Pennsylvania State University, RB, Refunding
5.25%, 08/15/14	1,000	1,184,350

		15,031,236

	Par (000)	Value
PUERTO RICO — 2.8%
Puerto Rico Commonwealth Highway & Transportation Authority, RB, INS: MBIA
6.25%, 07/01/05	$1,345	$1,487,582
5.50%, 07/01/13	2,780	3,342,839

		4,830,421

RHODE ISLAND — 1.7%
Rhode Island State, GO, INS: FGIC
6.00%, 07/15/14	2,415	2,905,800

SOUTH CAROLINA — 1.8%
South Carolina Transportation Infrastructure, RB, GPI
5.50%, 10/01/06	2,705	3,067,795

TENNESSEE — 2.5%
Nashville & Davidson County, RB, Prerefunded 05/15/06 @ 102
5.625%, 05/15/14	2,750	3,139,675
Shelby County, GO
5.00%, 08/01/05	1,000	1,081,600

		4,221,275

TEXAS — 3.9%
Austin Utility Systems, RB, Unrefunded Balance, INS: FSA
5.75%, 11/15/03	2,000	2,042,640
Bexar County, RB, Venue Project, INS: MBIA
5.25%, 08/15/04	1,035	1,086,698
San Antonio Electric & Gas, RB, Unrefunded Balance
5.80%, 02/01/06	3,300	3,590,532

		6,719,870

UTAH — 0.9%
Salt Lake City, GO
6.00%, 12/15/03	1,500	1,539,990

VIRGINIA — 3.7%
Hampton, GO, GPI
5.75%, 02/01/15	1,490	1,762,998
Montgomery County, RB, INS: AMBAC
6.00%, 01/15/17	1,000	1,185,260
Norfolk Industrial Development Authority, Sentara Hospitals, RB,
5.00%, 11/01/08	1,500	1,607,310
Virginia State Public Schools, RB
5.50%, 08/01/08	1,500	1,750,440

		6,306,008

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

NATIONAL TAX-EXEMPT BOND FUND

Statement of Net Assets — Concluded

May 31, 2003

	Par (000)	Value
WISCONSIN — 1.5%
Sun Prairie Area School District, GO, INS: FSA
6.00%, 03/01/14	$1,180	$1,399,303
Wisconsin State, GO
6.20%, 05/01/06	1,000	1,132,020

		2,531,323

TOTAL MUNICIPAL BONDS
(Cost $155,188,717)		167,545,550

	Number of Shares
INVESTMENT COMPANIES — 3.1%
Goldman Sachs Financial Square Tax-Free Money Market Fund	1,185,101	1,185,101
BlackRock Provident Institutional Funds — MuniFund	4,037,946	4,037,946

TOTAL INVESTMENT COMPANIES
(Cost $5,223,047)		5,223,047

TOTAL INVESTMENTS IN SECURITIES — 101.3%
(Cost $160,411,764)*		172,768,597
LIABILITIES IN EXCESS OF OTHER ASSETS — (1.3)%		(2,273,325)

NET ASSETS — 100.0%		$170,495,272

	Value
NET ASSET VALUE PER SHARE
Institutional Shares ($170,407,529 ÷ 16,986,551 shares outstanding)	$10.03
Class A Shares ($34,589 ÷ 3,448 shares outstanding)	$10.03
Class B Shares ($1,018 ÷ 101 shares outstanding)	$10.04	**
Class C Shares ($52,136 ÷ 5,195 shares outstanding)	$10.04

*	Aggregate cost for Federal income tax purposes. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$12,367,111
Excess of tax cost over value	$(10,278)

**	NAV is calculated based on fractional shares and unrounded net assets.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INVESTMENT ABBREVIATIONS

ADR	American Depositary Receipt
AMBAC	American Municipal Bond Assurance Corp.
BAN	Bond Anticipation Notes
COP	Certificates of Participation
CP	Commercial Paper
CPI	Consolidated Public Improvement
ETM	Escrowed to Maturity in U.S. Government Obligations
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Authority
FNMA	Federal National Mortgage Association
FRN	Floating Rate Notes
FSA	Financial Surety Assurance
GDR	Global Depositary Receipt
GO	General Obligation
GPI	General Public Improvement
GTD	Guaranteed
IDA	Industrial Development Authority
INS	Insured
LIC	Line of Credit
LIQ	Liquidity
LOC	Letter of Credit
MBIA	Municipal Bond Investor Association
PCR	Pollution Control Revenue
PCRB	Pollution Control Revenue Bonds
RAN	Revenue Anticipation Notes
RB	Revenue Bonds
RN	Revenue Note
SADD	State Aid Direct Deposit
SAW	State Aid Withholding
SPA	Standby Purchase Agreement
TECP	Tax-Exempt Commercial Paper
TIPS	Treasury Inflation Protected Securities
TRAN	Tax and Revenue Anticipation Notes
UT	Unlimited Tax
VRDB	Variable Rate Demand Bond
VRDN	Variable Rate Demand Notes

Mercantile Funds, Inc.

Statements of Operations

For the Year Ended May 31, 2003

	Prime Money Market Fund	Government Money Market Fund	Tax-Exempt Money Market Fund
INVESTMENT INCOME:
Interest	$11,168,696	$6,547,638	$3,580,026
Income from securities loaned	—	368	—

TOTAL INVESTMENT INCOME	11,168,696	6,548,006	3,580,026

EXPENSES:
Investment advisory fees	1,794,514	1,068,900	681,711
Administration fees	897,265	534,454	340,858
Accounting agent fees	179,648	86,905	80,556
Distribution and service fees
Class A Shares	1,455	845	1,758
Class B Shares	29	7	5
Class C Shares	110	7	7
Custodian fees	70,494	42,199	27,074
Directors’ fees	19,990	13,495	9,600
Transfer agent fees	30,420	20,200	15,960
Legal fees	90,336	58,573	32,149
Audit fees	10,423	11,095	14,800
Registration fees	16,500	13,390	10,171
Printing costs	38,488	24,395	15,724
Other	32,151	20,612	13,465

TOTAL EXPENSES	3,181,823	1,895,077	1,243,838
Fees waived by Investment Advisor	(308,904)	(184,004)	(151,331)
Fees waived by Administrator	(179,447)	(106,887)	(68,169)
Distribution and services fee waived
Class A Shares	(1,455)	(845)	(1,758)
Class B Shares	(29)	(7)	(5)
Class C Shares	(110)	(7)	(7)

NET EXPENSES	2,691,878	1,603,327	1,022,568

NET INVESTMENT INCOME	8,476,818	4,944,679	2,557,458

REALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments sold	—	—	897

Net gain (loss) on investments	—	—	897

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,476,818	$4,944,679	$2,558,355

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Operations

For the Year Ended May 31, 2003

	Growth & Income Fund	Equity Income Fund	Equity Growth Fund	Capital Opportunities Fund	International Equity Fund	Diversified Real Estate Fund
INVESTMENT INCOME:
Interest	$177,924	$67,615	$12,150	$43,673	$10,685	$57,196
Income from securities loaned	9,216	1,387	1,012	2,806	—	2,784
Dividends	5,910,586	2,335,661	366,437	220,319	2,280,102 [1]	3,068,363

TOTAL INVESTMENT INCOME	6,097,726	2,404,663	379,599	266,798	2,290,787	3,128,343

EXPENSES:
Investment advisory fees	2,101,455	535,676	181,813	518,396	1,093,346	461,049
Administration fees	437,806	111,599	37,878	49,833	112,024	72,039
Accounting agent fees	101,995	27,113	11,729	17,677	45,138	19,644
Distribution and service fees
Class A Shares	1,553	42	44	125	96	225
Class B Shares	199	5	5	21	19	99
Class C Shares	589	7	9	59	39	363
Custodian fees	33,645	8,469	2,684	3,644	289,727	5,084
Directors’ fees	12,860	5,840	4,325	4,215	5,535	4,505
Transfer agent fees	57,650	19,565	25,375	18,300	25,150	25,235
Legal fees	44,547	13,140	3,402	4,128	10,000	5,392
Audit fees	14,524	18,684	19,761	19,395	18,745	19,771
Registration fees	19,653	10,887	10,200	7,590	13,507	10,580
Printing costs	19,676	5,950	2,001	3,218	5,592	3,484
Other	17,025	5,466	3,172	2,895	5,356	3,585

TOTAL EXPENSES	2,863,177	762,443	302,398	649,496	1,624,274	631,055
Fees waived by Investment Advisors	(176,620)	(78,402)	(72,192)	(141,002)	(481,097)	(19,887)
Fees waived by Administrator	(87,558)	(22,319)	(5,830)	(9,966)	(22,404)	(9,255)

NET EXPENSES	2,598,999	661,722	224,376	498,528	1,120,773	601,913

NET INVESTMENT INCOME (LOSS)	3,498,727	1,742,941	155,223	(231,730)	1,170,014	2,526,430

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) from:
Investments	(21,548,030)	(5,712,859)	(5,606,077)	(3,725,524)	(3,318,915)	681,422
Foreign currency transactions	—	—	—	—	831,845	—

	(21,548,030)	(5,712,859)	(5,606,077)	(3,725,524)	(2,487,070)	681,422

Change in net unrealized appreciation (depreciation):
Investments	(11,363,389)	(7,276,134)	195,730	8,816,874	(2,284,560)	2,592,875
Translation of assets and liabilities in foreign currencies	—	—	—	—	(451,981)	—

	(11,363,389)	(7,276,134)	195,730	8,816,874	(2,736,541)	2,592,875

Net gain (loss) on investments and foreign currency transactions	(32,911,419)	(12,988,993)	(5,410,347)	5,091,350	(5,223,611)	3,274,297

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(29,412,692)	$(11,246,052)	$(5,255,124)	$4,859,620	$(4,053,597)	$5,800,727

[1]	Net of withholding taxes of $327,032

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Operations

For the Year Ended May 31, 2003

	Limited Maturity Bond Fund	Total Return Bond Fund	Maryland Tax-Exempt Bond Fund	Intermediate Tax-Exempt Bond Fund	National Tax-Exempt Bond Fund
INVESTMENT INCOME:
Interest	$6,445,078	$6,859,031	$2,293,836	$3,031,866	$6,723,165
Income from securities loaned	9,860	8,364	—	—	—

TOTAL INVESTMENT INCOME	$6,454,938	$6,867,395	$2,293,836	$3,031,866	$6,723,165

EXPENSES:
Investment advisory fees	571,449	486,558	296,576	469,856	865,345
Administration fees	204,091	173,772	74,145	117,465	216,338
Accounting agent fees	56,214	65,726	32,836	38,064	67,748
Distribution and service fees
Class A Shares	394	111	1,943	549	70
Class B Shares	36	37	291	5	4
Class C Shares	209	81	255	7	255
Custodian fees	16,046	14,209	5,598	8,990	16,983
Directors’ fees	7,150	6,600	4,660	5,355	7,750
Transfer agent fees	31,100	22,050	21,925	16,760	16,480
Legal fees	17,867	15,236	7,151	9,970	22,450
Audit fees	17,426	18,262	18,630	18,764	17,287
Registration fees	17,183	8,075	6,887	10,046	7,600
Printing costs	9,859	8,751	3,847	5,825	10,573
Other	8,705	7,721	4,072	5,319	9,518

TOTAL EXPENSES	957,729	827,189	478,816	706,975	1,258,401
Fees waived by Investment Advisor	(112,536)	(108,062)	(169,354)	(219,639)	(361,669)
Fees waived by Administrator	(40,817)	(34,753)	(14,828)	(23,492)	(43,266)

NET EXPENSES	804,376	684,374	294,634	463,844	853,466

NET INVESTMENT INCOME	5,650,562	6,183,021	1,999,202	2,568,022	5,869,699

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
Investments	920,341	1,439,088	(1,185,635)	(685,357)	(3,569,048)
Foreign currency transactions	9,711	7,766	—	—	—

	930,052	1,446,854	(1,185,635)	(685,357)	(3,569,048)

Change in net unrealized appreciation (depreciation):
Investments	2,536,851	4,032,253	2,669,181	2,094,140	8,007,961
Translation of assets and liabilities in foreign currencies	—	—	—	—	—

	2,536,851	4,032,253	2,669,181	2,094,140	8,007,961

Net gain (loss) on investments and foreign currency transactions	3,466,903	5,479,107	1,483,546	1,408,783	4,438,913

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,117,465	$11,662,128	$3,482,748	$3,976,805	$10,308,612

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Prime Money Market Fund For the Year Ended May 31, 2003	Prime Money Market Fund For the Year Ended May 31, 2002	Government Money Market Fund For the Year Ended May 31, 2003	Government Money Market Fund For the Year Ended May 31, 2002
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$8,476,818	$16,148,533	$4,944,679	$10,236,919
Net gain (loss) on investments	—	19,288	—	(2,291)

Net increase (decrease) in net assets resulting from operations	8,476,818	16,167,821	4,944,679	10,234,628

Distributions to shareholders from Net investment income
Institutional Class	(8,473,950)	(16,148,533)	(4,943,204)	(10,236,919)
Class A Shares	(2,747)	—	(1,462)	—
Class B Shares	(25)	—	(6)	—
Class C Shares	(96)	—	(7)	—

Total distributions to shareholders	(8,476,818)	(16,148,533)	(4,944,679)	(10,236,919)

Capital Share Transactions:
Proceeds of shares sold
Institutional Class	780,332,270	900,044,351	977,212,047	696,178,046
Class A Shares	1,102,030	—	934,850	—
Class B Shares	19,826	—	2,918	—
Class C Shares	90,055	—	1,000	—
Cost of Shares Redeemed
Institutional Class	(678,361,058)	(915,697,330)	(996,581,823)	(724,992,644)
Class A Shares	(274,687)	—	(487,533)	—
Class B Shares	—	—	—	—
Class C Shares	(5,880)	—	—	—
Value of shares issued in reinvestment of dividends
Institutional Class	381,329	795,678	249,105	868,853
Class A Shares	2,209	—	1,125	—
Class B Shares	11	—	4	—
Class C Shares	34	—	7	—

Increase (decrease) in net assets derived from capital share transactions	103,286,139	(14,857,301)	(18,668,300)	(27,945,745)

TOTAL INCREASE (DECREASE) IN NET ASSETS	103,286,139	(14,838,013)	(18,668,300)	(27,948,036)
NET ASSETS:
Beginning of period	647,060,715	661,898,728	402,908,178	430,856,214

End of period	$750,346,854	$647,060,715	$384,239,878	$402,908,178

CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Class	780,332,261	900,044,351	976,812,673	696,178,047
Class A Shares	1,102,030	—	934,850	—
Class B Shares	19,826	—	2,918	—
Class C Shares	90,055	—	1,000	—
Shares redeemed
Institutional Class	(676,361,058)	(915,697,330)	(996,182,937)	(724,992,644)
Class A Shares	(274,687)	—	(487,533)	—
Class B Shares	—	—	—	—
Class C Shares	(5,880)	—	—	—
Shares issued in reinvestment of dividends
Institutional Class	381,329	795,678	249,105	868,852
Class A Shares	2,208	—	1,125	—
Class B Shares	11	—	4	—
Class C Shares	34	—	7	—

Net Increase (Decrease) in Shares
Institutional Class	102,352,532	(14,857,301)	(19,121,159)	(27,945,745)
Class A Shares	829,551	—	448,442	—
Class B Shares	19,837	—	2,922	—
Class C Shares	84,209	—	1,007	—

	103,286,129	(14,857,301)	(18,668,788)	(27,945,745)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statement of Changes in Net Assets

	Tax-Exempt Money Market Fund For the Year Ended May 31, 2003	Tax-Exempt Money Market Fund For the Year Ended May 31, 2002
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$2,557,458	$3,695,451
Net gain (loss) on investments	897	—

Net increase (decrease) in net assets resulting from operations	2,558,355	3,696,451

Distributions from shareholders from:
Net investment income:
Institutional Class	(2,554,540)	(3,696,451)
Class A Shares	(2,909)	—
Class B Shares	(3)	—
Class C Shares	(6)	—

Total distributions to shareholders	(2,557,458)	(3,696,451)

Capital Shares Transactions:
Proceeds of shares sold
Institutional Class	313,638,413	249,007,508
Class A Shares	2,469,590	—
Class B Shares	1,000	—
Class C Shares	1,000	—
Cost of shares redeemed:
Institutional Class	(276,272,429)	(191,790,235)
Class A Shares	(117,347)	—
Class B Shares	—	—
Class C Shares	—	—
Value of shares issued in reinvestment of dividends:
Institutional Class	22,111	14,631
Class A Shares	1,379	—
Class B Shares	3	—
Class C Shares	5	—

Increase (decrease) in net assets derived from capital share transactions	39,743,825	57,231,904

TOTAL INCREASE (DECREASE) IN NET ASSETS	39,744,722	57,231,904
NET ASSETS:
Beginning of period	252,506,555	195,274,651

End of period	$292,251,277	$252,506,555

CAPITAL SHARES TRANSACTIONS (IN SHARES)
Shares sold:
Institutional Class	313,409,958	249,007,508
Class A Shares	2,469,690	—
Class B Shares	1,000	—
Class C Shares	1,000	—
Shares redeemed:
Institutional Class	(276,043,301)	(191,790,235)
Class A Shares	(117,347)	—
Class B Shares	—	—
Class C Shares	—	—
Shares issued in reinvestment of dividends:
Institutional Class	22,111	14,631
Class A Shares	1,379	—
Class B Shares	3	—
Class C Shares	5	—

Net Increase (Decrease) in Shares:
Institutional Class	37,388,768	57,231,904
Class A Shares	2,353,722	—
Class B Shares	1,003	—
Class C Shares	1,005	—

	$39,744,498	$57,231,904

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Growth & Income Fund For the Year Ended May 31, 2003	Growth & Income Fund For the Year Ended May 31, 2002	Equity Income Fund For the Year Ended May 31, 2003	Equity Income Fund For the Year Ended May 31, 2002
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$3,498,727	$3,622,916	$1,742,941	$1,502,653
Net realized gain (loss) on investments	(21,548,030)	(9,370,803)	(5,712,859)	(3,093,323)
Net increase (decrease) in unrealized appreciation (depreciation) on investments	(11,363,389)	(40,049,508)	(7,276,134)	(6,185,464)

Net increase (decrease) in net assets resulting from operations	(29,412,692)	(45,797,395)	(11,246,052)	(7,776,134)

Distributions to shareholders from
Net investment income
Institutional Class	(3,588,884)	(3,610,834)	(1,705,116)	(1,538,967)
Class A Shares	(1,283)	—	(87)	—
Class B Shares	(51)	—	(4)	—
Class C Shares	(65)	—	(5)	—
Net realized capital gains
Institutional Class	—	(43,101,978)	—	(5,325,872)

Total distributions to shareholders	(3,590,283)	(46,712,812)	(1,705,212)	(6,864,839)

Capital Share Transactions:
Proceeds of shares sold
Institutional Class	78,846,752	85,541,257	20,522,886	19,724,313
Class A Shares	1,015,589	—	30,336	—
Class B Shares	142,596	—	1,000	—
Class C Shares	378,844	—	1,000	—
Cost of shares redeemed
Institutional Class	(41,755,128)	(88,379,540)	(18,716,517)	(9,866,078)
Class A Shares	(39,560)	—	—	—
Class B Shares	(49,027)	—	—	—
Class C Shares	(1,010)	—	—	—
Value of shares issued in reinvestment of dividends
Institutional Class	1,098,289	15,958,881	47,852	259,542
Class A Shares	1,275	—	87	—
Class B Shares	51	—	4	—
Class C Shares	65	—	5	—

Increase (decrease) in net assets derived from capital share transactions	39,638,736	13,120,598	1,886,653	10,117,777

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,635,761	(79,389,609)	(11,064,611)	(4,523,196)
NET ASSETS:
Beginning of period	390,190,581	469,580,190	103,600,731	108,123,927

End of period	$396,826,342	$390,190,581	$92,536,120	$103,600,731

CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Class	5,404,873	4,853,529	5,554,528	4,292,881
Class A Shares	69,475	—	8,385	—
Class B Shares	10,001	—	278	—
Class C Shares	27,030	—	291	—
Shares redeemed
Institutional Class	(2,850,897)	(4,984,996)	(5,098,539)	(2,173,177)
Class A Shares	(2,774)	—	—	—
Class B Shares	(3,608)	—	—	—
Class C Shares	(67)	—	—	—
Shares issued in reinvestment of dividends
Institutional Class	73,984	892,335	12,945	54,570
Class A Shares	90	—	25	—
Class B Shares	4	—	1	—
Class C Shares	5	—	2	—

Net Increase (Decrease) in Shares
Institutional Class	2,627,960	760,868	468,934	2,174,274
Class A Shares	66,791	—	8,410	—
Class B Shares	6,397	—	279	—
Class C Shares	26,968	—	293	—

	2,728,116	760,868	477,916	2,174,274

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Equity Growth Fund For the Year Ended May 31, 2003	Equity Growth Fund For the Year Ended May 31, 2002	Capital Opportunities Fund For the Year Ended May 31, 2003	Capital Opportunities Fund For the Year Ended May 31, 2002
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$155,223	$82,264	$(231,730)	$(223,397)
Net realized gain (loss) on investments	(5,606,077)	(24,774,162)	(3,725,524)	(2,376,201)
Net increase (decrease) in unrealized appreciation (depreciation) on investments	195,730	4,888,589	8,816,874	(1,427,854)

Net increase (decrease) in net assets resulting from operations	(5,255,124)	(19,803,309)	4,859,620	(4,027,452)

Distributions to shareholders from:
Net investment income
Institutional Class	(107,088)	(147,900)	—	—
Class A Shares	(6)	—	—	—
Class B Shares	(3)	—	—	—
Class C Shares	—	—	—	—
Net realized capital gains
Institutional Class	—	(886,171)	—	—

Total distributions to shareholders	(107,097)	(1,034,071)	—	—

Capital Share Transactions:
Proceeds of shares sold
Institutional Class	4,339,504	20,291,042	31,679,325	14,277,744
Class A Shares	20,325	—	99,342	—
Class B Shares	1,000	—	6,121	—
Class C Shares	7,500	—	27,022	—
Cost of shares redeemed
Institutional Class	(12,066,180)	(30,528,948)	(6,092,006)	(1,340,034)
Class A Shares	—	—	(7,528)	—
Class B Shares	—	—	—	—
Class C Shares	—	—	—	—
Value of shares issued in reinvestment of dividends
Institutional Class	21,185	131,065	—	—
Class A Shares	6	—	—	—
Class B Shares	3	—	—	—
Class C Shares	—	—	—	—

Increase (decrease) in net assets derived from capital share transactions	(7,676,657)	(10,106,841)	25,712,276	12,937,710

TOTAL INCREASE (DECREASE) IN NET ASSETS	(13,038,878)	(30,944,221)	30,571,896	8,910,258
NET ASSETS:
Beginning of period	42,638,228	73,582,449	36,064,761	27,154,503

End of period	$29,599,350	$42,638,228	$66,636,657	$36,064,761

CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Class	810,325	2,452,349	4,884,508	1,858,192
Class A Shares	3,877	—	15,190	—
Class B Shares	191	—	982	—
Class C Shares	1,387	—	4,366	—
Shares redeemed
Institutional Class	(2,208,521)	(3,802,131)	(971,556)	(179,395)
Class A Shares	—	—	(1,111)	—
Class B Shares	—	—	—	—
Class C Shares	—	—	—	—
Shares issued in reinvestment of dividends
Institutional Class	3,878	15,761	—	—
Class A Shares	1	—	—	—
Class B Shares	1	—	—	—
Class C Shares	—	—	—	—

Net Increase (Decrease) in Shares
Institutional Class	(1,394,318)	(1,334,021)	3,912,952	1,678,797
Class A Shares	3,878	—	14,079	—
Class B Shares	192	—	982	—
Class C Shares	1,387	—	4,366	—

	(1,388,861)	(1,334,021)	3,932,379	1,678,797

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	International Equity Fund For the Year Ended May 31, 2003	International Equity Fund For the Year Ended May 31, 2002	Diversified Real Estate Fund For the Year Ended May 31, 2003	Diversified Real Estate Fund For the Year Ended May 31, 2002
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$1,170,014	$615,893	$2,526,430	$1,498,060
Net realized gain (loss) on investments and foreign currency transactions	(2,487,070)	(8,000,208)	681,422	71,341
Net increase (decrease) in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currency	(2,736,541)	10,546,476	2,592,875	4,250,153

Net increase (decrease) in net assets resulting from operations	(4,053,597)	3,162,161	5,800,727	5,819,554

Distributions to shareholders from:
Net investment income Institutional Class	(2,021,066)	(128,062)	(2,243,045)	(1,516,369)
Class A Shares	(452)	—	(1,358)	—
Class B Shares	(15)	—	(226)	—
Class C Shares	(13)	—	(1,533)	—
Net realized capital gains Institutional Class	—	—	(120,213)	(126,551)
Return of Capital distributions Institutional Class	—	—	(638,478)	(90,289)

Total distributions to shareholders	(2,021,546)	(128,062)	(3,004,853)	(1,733,209)

Capital Share Transactions:
Proceeds of shares sold Institutional Class	47,615,688	64,373,473	46,114,462	15,988,856
Class A Shares	76,662	—	187,586	—
Class B Shares	11,060	—	72,134	—
Class C Shares	34,297	—	143,179	—
Cost of shares redeemed Institutional Class	(7,062,796)	(75,073,251)	(5,694,105)	(1,503,102)
Class A Shares	(10,499)	—	(7,670)	—
Class B Shares	—	—	—	—
Class C Shares	—	—	—	—
Value of shares issued in reinvestment of dividends Institutional Class	253,079	16,592	338,495	148,864
Class A Shares	444	—	1,358	—
Class B Shares	15	—	226	—
Class C Shares	13	—	1,533	—

Increase (decrease) in net assets derived from capital share transactions	40,917,963	(10,683,186)	41,157,198	14,634,618

TOTAL INCREASE (DECREASE) IN NET ASSETS	34,842,820	(7,649,087)	43,953,072	18,720,963
NET ASSETS:
Beginning of period	89,614,433	97,263,520	44,808,524	26,087,561

End of period	$124,457,253	$89,614,433	$88,761,596	$44,808,524

CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold Institutional Class	5,175,349	6,539,126	4,323,323	1,463,177
Class A Shares	8,230	—	17,591	—
Class B Shares	1,246	—	6,660	—
Class C Shares	3,768	—	13,508	—
Shares redeemed Institutional Class	(762,645)	(7,544,476)	(542,103)	(139,973)
Class A Shares	(1,131)	—	(704)	—
Class B Shares	—	—	—	—
Class C Shares	—	—	—	—
Shares issued in reinvestment of dividends Institutional Class	25,786	1,609	31,440	13,917
Class A Shares	47	—	128	—
Class B Shares	2	—	21	—
Class C Shares	2	—	145	—

Net Increase (Decrease) in Shares Institutional Class	4,438,490	(1,003,741)	3,812,660	1,337,121
Class A Shares	7,146	—	17,015	—
Class B Shares	1,248	—	6,681	—
Class C Shares	3,770	—	13,653	—

	4,450,654	(1,003,741)	3,850,009	1,337,121

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Limited Maturity Bond Fund For the Year Ended May 31, 2003	Limited Maturity Bond Fund For the Year Ended May 31, 2002	Total Return Bond Fund For the Year Ended May 31, 2003	Total Return Bond Fund For the Year Ended May 31, 2002
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$5,650,562	$6,951,597	$6,183,021	$6,785,156
Net realized gain (loss) on investments	930,052	(1,456,865)	1,446,854	472,097
Net increase (decrease) in unrealized appreciation (depreciation) on investments	2,536,851	1,153,019	4,032,253	484,089

Net increase (decrease) in net assets resulting from operations	9,117,465	6,647,751	11,662,128	7,741,342

Distributions to shareholders from:
Net investment income
Institutional Class	(5,632,601)	(6,971,768)	(6,733,710)	(6,949,968)
Class A Shares	(2,070)	—	(938)	—
Class B Shares	(73)	—	(139)	—
Class C Shares	(427)	—	(298)	—
Net realized capital gains
Institutional Class	—	(1,192,565)	—	(380,505)

Total distributions to shareholders	(5,635,171)	(8,164,333)	(6,735,085)	(7,330,473)

Capital Share Transactions:
Proceeds of shares sold
Institutional Class	58,870,496	22,882,768	29,285,052	21,018,096
Class A Shares	280,442	—	96,922	—
Class B Shares	24,510	—	15,460	—
Class C Shares	154,456	—	75,051	—
Cost of shares redeemed
Institutional Class	(32,452,251)	(41,084,763)	(19,122,204)	(17,285,335)
Class A Shares	(21,715)	—	(13,930)	—
Class B Shares	—	—	—	—
Class C Shares	—	—	—	—
Value of shares issued in reinvestment of dividends
Institutional Class	970,683	1,709,516	257,384	231,520
Class A Shares	1,547	—	579	—
Class B Shares	33	—	0	—
Class C Shares	172	—	85	—

Increase (decrease) in net assets derived from capital share transactions	27,828,373	(16,492,479)	10,594,399	3,964,281

TOTAL INCREASE (DECREASE) IN NET ASSETS	31,310,667	(18,009,061)	15,521,442	4,375,150
NET ASSETS:
Beginning of period	144,425,927	162,434,988	128,717,319	124,342,169

End of period	$175,736,594	$144,425,927	$144,238,761	$128,717,319

CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Class	5,629,822	2,198,787	2,947,052	2,135,178
Class A Shares	26,747	—	9,690	—
Class B Shares	2,333	—	1,543	—
Class C Shares	14,716	—	7,467	—
Shares redeemed
Institutional Class	(3,095,802)	(3,937,507)	(1,916,427)	(1,754,087)
Class A Shares	(2,063)	—	(1,371)	—
Class B Shares	—	—	—	—
Class C Shares	—	—	—	—
Shares issued in reinvestment of dividends
Institutional Class	92,948	163,761	25,847	23,444
Class A Shares	147	—	58	—
Class B Shares	3	—	9	—
Class C Shares	16	—	8	—

Net Increase (Decrease) in Shares
Institutional Class	2,626,968	(1,574,959)	1,056,472	404,535
Class A Shares	24,831	—	8,377	—
Class B Shares	2,336	—	1,552	—
Class C Shares	14,732	—	7,475	—

	2,668,867	(1,574,959)	1,073,876	404,535

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Maryland Tax-Exempt Bond Fund For the Year Ended May 31, 2003	Maryland Tax-Exempt Bond Fund For the Year Ended May 31, 2002	Intermediate Tax-Exempt Bond Fund For the Year Ended May 31, 2003	Intermediate Tax-Exempt Bond Fund For the Year Ended May 31, 2002
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$1,999,202	$1,898,159	$2,568,022	$3,001,820
Net realized gain (loss) on investments	(1,185,635)	189,937	(685,357)	806,905
Net increase (decrease) in unrealized appreciation (depreciation) on investments	2,669,181	466,437	2,094,140	(7,183)

Net increase (decrease) in net assets resulting from operations	3,482,748	2,554,533	3,976,805	3,801,542

Distributions to shareholders from:
Net investment income
Institutional Class	(1,987,479)	(1,898,159)	(2,566,053)	(3,001,820)
Class A Shares	(10,527)	—	(1,954)	—
Class B Shares	(635)	—	(5)	—
Class C Shares	(561)	—	(10)	—
Net realized capital gains
Institutional Class	—	—	—	—

Total Distributions to Shareholders	(1,999,202)	(1,898,159)	(2,568,022)	(3,001,820)

Capital Share Transactions:
Proceeds of shares sold
Institutional Class	15,718,797	14,331,657	57,357,791	4,958,118
Class A Shares	951,824	—	555,760	—
Class B Shares	102,201	—	1,000	—
Class C Shares	51,001	—	1,000	—
Cost of shares redeemed
Institutional Class	(6,041,069)	(5,625,317)	(15,366,728)	(6,577,089)
Class A Shares	(142,611)	—	(2,991)	—
Class B Shares	—	—	—	—
Class C Shares	—	—	—	—
Value of shares issued in reinvestment of dividends
Institutional Class	221,787	226,638	15,567	10,030
Class A Shares	7,183	—	1,277	—
Class B Shares	447	—	4	—
Class C Shares	13	—	9	—

Increase (decrease) in net assets derived from capital share transactions	10,869,573	8,932,978	42,562,689	(1,608,941)

TOTAL INCREASE (DECREASE) IN NET ASSETS	12,353,119	9,589,352	43,971,472	(809,219)
NET ASSETS:
Beginning of period	50,719,891	41,130,539	79,238,156	80,047,375

End of period	$63,073,010	$50,719,891	$123,209,628	$79,238,156

CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Class	1,406,121	1,306,797	5,620,045	492,389
Class A Shares	85,056	—	54,538	—
Class B Shares	9,091	—	98	—
Class C Shares	4,589	—	97	—
Shares redeemed
Institutional Class	(539,413)	(511,486)	(1,506,797)	(653,853)
Class A Shares	(12,602)	—	(292)	—
Class B Shares	—	—	—	—
Class C Shares	—	—	—	—
Shares issued in reinvestment of dividends
Institutional Class	19,824	20,628	1,527	996
Class A Shares	640	—	125	—
Class B Shares	40	—	1	—
Class C Shares	1	—	1	—

Net Increase (Decrease) in Shares
Institutional Class	886,532	815,939	4,114,776	(160,468)
Class A Shares	73,094	—	54,371	—
Class B Shares	9,131	—	98	—
Class C Shares	4,590	—	98	—

	973,347	815,939	4,169,343	(160,468)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	National Tax-Exempt Bond Fund For the Year Ended May 31, 2003	National Tax-Exempt Bond Fund For the Year Ended May 31, 2002
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$5,869,699	$7,158,506
Net realized gain (loss) on investments	(3,569,048)	2,336,400
Net increase (decrease) in unrealized appreciation (depreciation) on investments	8,007,961	654,260

Net increase (decrease) in net assets resulting from operations	10,308,612	10,149,166

Distributions to shareholders from:
Net investment income
Institutional Class	(5,868,704)	(7,158,506)
Class A Shares	(398)	—
Class B Shares	(9)	—
Class C Shares	(588)	—
Net realized capital gains
Institutional Class	(1,463,201)	(3,886,364)
Class A Shares	(49)	—
Class B Shares	—	—
Class C Shares	(435)	—

Total Distributions to Shareholders	(7,333,384)	(11,044,870)

Capital Share Transactions:
Proceeds of shares sold
Institutional Class	8,290,820	5,289,454
Class A Shares	33,792	—
Class B Shares	1,000	—
Class C Shares	51,001	—
Cost of shares redeemed
Institutional Class	(15,179,550)	(11,416,173)
Class A Shares	—	—
Class B Shares	—	—
Class C Shares	—	—
Value of shares issued in reinvestment of dividends
Institutional Class	22,824	25,052
Class A Shares	366	—
Class B Shares	7	—
Class C Shares	448	—

Increase (decrease) in net assets derived from capital share transactions	(6,779,292)	(6,101,667)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,804,064)	(6,997,371)
NET ASSETS:
Beginning of period	174,299,336	181,296,707

End of period	$170,495,272	$174,299,336

CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Class	832,555	536,319
Class A Shares	3,411	—
Class B Shares	100	—
Class C Shares	5,149	—
Shares redeemed
Institutional Class	(1,522,853)	(1,158,591)
Class A Shares	—	—
Class B Shares	—	—
Class C Shares	—	—
Shares issued in reinvestment of dividends
Institutional Class	2,297	2,547
Class A Shares	37	—
Class B Shares	1	—
Class C Shares	46	—

Net Increase (Decrease) in Shares
Institutional Class	(688,001)	(619,725)
Class A Shares	3,448	—
Class B Shares	101	—
Class C Shares	5,195	—

	(679,257)	(619,725)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share Outstanding Throughout the Period)

	Prime Money Market Fund
	Institutional Class					Class A	Class B	Class C
	For the Years Ended					For the Period September 30, 2002[1] to May 31, 2003	For the Period December 31, 2002[1] to May 31, 2003	For the Period September 30, 2002[1] to May 31, 2003
	May 31, 2003	May 31, 2002	May 31, 2001	May 31, 2000	May 31, 1999
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Income From Investment Operations:
Net Investment Income	0.0120	0.0239	0.0575	0.0522	0.0486	0.0070	0.0040	0.0071

Total From Investment Operations	0.0120	0.0239	0.0575	0.0522	0.0486	0.0070	0.0040	0.0071

Less Distributions to Shareholders from:
Net Investment Income	(0.0120)	(0.0239)	(0.0575)	(0.0522)	(0.0486)	(0.0070)	(0.0040)	(0.0071)

Total Distributions	(0.0120)	(0.0239)	(0.0575)	(0.0522)	(0.0486)	(0.0070)	(0.0040)	(0.0071)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	1.21%	2.41%	5.91%	5.34%	4.97%	0.70%	0.40%	0.72%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$749,413	$647,061	$661,899	$514,728	$530,835	$830	$20	$84
Ratio of Expenses to Average Net Assets
After Expense Waiver	0.38%	0.38%	0.38%	0.38%	0.38%	0.38%[2]	0.38%[2]	0.38%[2]
Before Expense Waiver	0.44%	0.44%	0.44%	0.44%	0.45%	0.94%[2]	1.43%[2]	1.45%[2]
Ratio of Net Investment Income to Average Net Assets	1.18%	2.41%	5.69%	5.22%	4.84%	0.94%[2]	0.87%[2]	0.88%[2]

	Government Money Market Fund
	Institutional Class					Class A	Class B	Class C
	For the Years Ended					For the Period September 30, 2002[1] to May 31, 2003	For the Period December 31, 2002[1] to May 31, 2003	For the Period September 30, 2002[1] to May 31, 2003
	May 31, 2003	May 31, 2002	May 31, 2001	May 31, 2000	May 31, 1999
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Income From Investment Operations:
Net Investment Income	0.0116	0.0232	0.0566	0.0514	0.0478	0.0068	0.0041	0.0073

Total From Investment Operations	0.0116	0.0232	0.0566	0.0514	0.0478	0.0068	0.0041	0.0073

Less Distributions to Shareholders from:
Net Investment Income	(0.0116)	(0.0232)	(0.0566)	(0.0514)	(0.0478)	(0.0068)	(0.0041)	(0.0073)

Total Distributions	(0.0116)	(0.0232)	(0.0566)	(0.0514)	(0.0478)	(0.0068)	(0.0041)	(0.0073)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	1.17%	2.35%	5.81%	5.27%	4.89%	0.68%	0.41%	0.74%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$383,788	$402,908	$430,856	$476,890	$445,522	$448	$3	$1
Ratio of Expenses to Average Net Assets
After Expense Waiver	0.38%	0.38%	0.38%	0.38%	0.38%	0.38%[2]	0.38%[2]	0.38%[2]
Before Expense Waiver	0.44%	0.45%	0.44%	0.44%	0.45%	0.95%[2]	1.40%[2]	1.50%[2]
Ratio of Net Investment Income to Average Net Assets	1.16%	2.32%	5.65%	5.15%	4.76%	0.87%[2]	0.88%[2]	1.05%[2]

[1]	Commencement of Operations
[2]	Annualized

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share Outstanding Throughout the Period)

	Tax-Exempt Money Market Fund
	Institutional Class					Class A	Class B	Class C
	For the Years Ended					For the Period September 30, 2002[1] to May 31, 2003	For the Period December 31, 2002[1] to May 31, 2003	For the Period September 30, 2002[1] to May 31, 2003
	May 31, 2003	May 31, 2002	May 31, 2001	May 31, 2000	May 31, 1999
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Income From Investment Operations:
Net Investment Income	0.0094	0.0161	0.0348	0.0317	0.0285	0.0058	0.0032	0.0056

Total From Investment Operations	0.0094	0.0161	0.0348	0.0317	0.0285	0.0058	0.0032	0.0056

Less Distributions to Shareholders from:
Net Investment Income	(0.0094)	(0.0161)	(0.0348)	(0.0317)	(0.0285)	(0.0058)	(0.0032)	(0.0056)

Total Distributions	(0.0094)	(0.0161)	(0.0348)	(0.0317)	(0.0285)	(0.0058)	(0.0032)	(0.0056)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.95%	1.63%	3.54%	3.21%	2.89%	0.59%	0.32%	0.56%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$289,896	$252,507	$195,275	$148,029	$143,221	$2,354	$1	$1
Ratio of Expenses to Average Net Assets
After Expense Waiver	0.38%	0.38%	0.38%	0.38%	0.38%	0.38%[2]	0.38%[2]	0.38%[2]
Before Expense Waiver	0.46%	0.46%	0.46%	0.46%	0.49%	0.95%[2]	1.46%[2]	1.52%[2]
Ratio of Net Investment Income to Average Net Assets	0.94%	1.58%	3.46%	3.16%	2.80%	0.83%[2]	0.73%[2]	0.90%[2]

	Growth & Income Fund
	Institutional Class					Class A	Class B	Class C
	For the Years Ended					For the Period September 30, 2002[1] to May 31, 2003	For the Period December 31, 2002[1] to May 31, 2003	For the Period September 30, 2002[1] to May 31, 2003
	May 31, 2003	May 31, 2002	May 31, 2001	May 31, 2000	May 31, 1999
Net Asset Value, Beginning of Period	$16.84	$20.96	$25.50	$24.43	$21.37	$13.79	$14.41	$13.79

Income From Investment Operations:
Net Investment Income	0.15	0.15	0.17	0.13	0.18	0.06	0.02	0.04
Net Realized and Unrealized Gain (Loss) on Investments	(1.51)	(2.16)	(1.77)	2.75	3.62	1.53	0.89	1.49

Total From Investment Operations	(1.36)	(2.01)	(1.60)	2.88	3.80	1.59	0.91	1.53

Less Distributions to Shareholders from:
Net Investment Income	(0.15)	(0.15)	(0.17)	(0.16)	(0.14)	(0.06)	(0.02)	(0.04)
Net Capital Gains	0.00	(1.96)	(2.77)	(1.65)	(0.60)	0.00	0.00	0.00

Total Distributions	(0.15)	(2.11)	(2.94)	(1.81)	(0.74)	(0.06)	(0.02)	(0.04)

Net Asset Value, End of Period	$15.33	$16.84	$20.96	$25.50	$24.43	$15.32	$15.30	$15.28

Total Return	(8.03)%	(10.08)%	(7.42)%	12.11%	18.20%	11.56%	6.35%	11.12%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$395,293	$390,191	$469,580	$484,438	$427,038	$1,023	$98	$412
Ratio of Expenses to Average Net Assets
After Expense Waiver	0.74%	0.70%	0.70%	0.70%	0.70%	1.25%[2]	1.75%[2]	1.75%[2]
Before Expense Waiver	0.82%	0.81%	0.80%	0.80%	0.81%	1.31%[2]	1.81%[2]	1.80%[2]
Ratio of Net Investment Income to Average Net Assets	1.00%	0.87%	0.76%	0.53%	0.80%	0.47%[2]	0.20%[2]	0.07%[2]
Portfolio turnover rate	40.90%	41.17%	44.48%	28.46%	26.48%	40.90%	40.90%	40.90%

[1]	Commencement of Operations
[2]	Annualized

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share Outstanding Throughout the Period)

	Equity Income Fund
	Institutional Class					Class A	Class B	Class C
	For the Year Ended					For the Period September 30, 2002[1] to May 31, 2003	For the Period December 31, 2002[1] to May 31, 2003	For the Period September 30, 2002[1] to May 31, 2003
	May 31, 2003	May 31, 2002	May 31, 2001	May 31, 2000	May 31, 1999
Net Asset Value, Beginning of Period	$4.42	$5.09	$7.07	$10.25	$10.21	$3.43	$3.60	$3.43

Income From Investment Operations:
Net Investment Income	0.07	0.07	0.08	0.18	0.17	0.03	0.02	0.03
Net Realized and Unrealized Gain (Loss) on Investments	(0.55)	(0.42)	(0.00)[3]	(1.22)	1.23	0.44	0.28	0.44

Total From Investment Operations	(0.48)	(0.35)	0.08	(1.04)	1.40	0.47	0.30	0.47

Less Distributions to Shareholders from:
Net Investment Income	(0.07)	(0.07)	(0.08)	(0.19)	(0.17)	(0.03)	(0.02)	(0.02)
Net Capital Gains	—	(0.25)	(1.98)	(1.95)	(1.19)	—	—	—

Total Distributions	(0.07)	(0.32)	(2.06)	(2.14)	(1.36)	(0.03)	(0.02)	(0.02)

Net Asset Value, End of Period	$3.87	$4.42	$5.09	$7.07	$10.25	$3.87	$3.88	$3.88

Total Return	(10.77)%	(7.26)%	1.66%	(10.98)%	15.30%	13.74%	8.25%	13.71%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$92,503	$103,601	$108,124	$194,948	$314,306	$33	$1	$1
Ratio of Expenses to Average Net Assets
After Expense Waiver	0.74%	0.70%	0.70%	0.70%	0.70%	1.25%[2]	1.75%[2]	1.75%[2]
Before Expense Waiver	0.85%	0.83%	0.81%	0.80%	0.82%	1.40%[2]	1.84%[2]	1.81%[2]
Ratio of Net Investment Income to Average Net Assets	1.95%	1.47%	1.44%	2.09%	1.77%	1.60%[2]	0.98%[2]	1.01%[2]
Portfolio turnover rate	32.17%	28.86%	32.09%	58.67%	24.47%	32.17%	32.17%	32.17%

[1]	Commencement of Operations
[2]	Annualized
[3]	Amount rounds to less than $.01.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share Outstanding Throughout the Period)

	Equity Growth Fund
	Institutional Class					Class A	Class B	Class C
	For the Year Ended					For the Period September 30, 2002[1] to May 31, 2003	For the Period December 31, 2002[1] to May 31, 2003	For the Period September 30, 2002[1] to May 31, 2003
	May 31, 2003	May 31, 2002	May 31, 2001	May 31, 2000	May 31, 1999
Net Asset Value, Beginning of Period	$6.50	$9.32	$12.67	$11.48	$10.28	$4.97	$5.22	$4.97

Income From Investment Operations:
Net Investment Income	0.03	0.01	0.04	0.04	0.04	0.01	—	—
Net Realized and Unrealized Gain (Loss) on Investments	(0.79)	(2.70)	(2.58)	2.01	2.23	0.74	0.47	0.72

Total From Investment Operations	(0.76)	(2.69)	(2.54)	2.05	2.27	0.75	0.47	0.72

Less Distributions to Shareholders from:
Net Investment Income	(0.02)	(0.02)	(0.03)	(0.04)	(0.05)	(0.01)	(0.01)	—
Net Capital Gains	—	(0.11)	(0.78)	(0.82)	(1.02)	—	—	—

Total Distributions	(0.02)	(0.13)	(0.81)	(0.86)	(1.07)	(0.01)	(0.01)	—

Net Asset Value, End of Period	$5.72	$6.50	$9.32	$12.67	$11.48	$5.71	$5.68	$5.69

Total Return	(11.69)%	(29.18)%	(20.97)%	17.94%	23.13%	15.06%	9.10%	14.50%

Ratio Net Assets, End of Period (000)	$29,568	$42,638	$73,582	$76,637	$47,521	$22	$1	$8
Ratio of Expenses to Average Net Assets
After Expense Waiver	0.74%	0.70%	0.70%	0.70%	0.70%	1.25%[2]	1.75%[2]	1.75%[2]
Before Expense Waiver	1.00%	0.86%	0.84%	0.85%	0.91%	1.62%[2]	2.18%[2]	2.81%[2]
Ratio of Net Investment Income to Average Net Assets	0.51%	0.14%	0.35%	0.31%	0.38%	0.08%[2]	(0.49)%[2]	(0.72)%[2]
Portfolio turnover rate	40.69%	57.89%	28.45%	13.66%	62.49%	40.69%	40.69%	40.69%

[1]	Commencement of Operations
[2]	Annualized

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share Outstanding Throughout the Period)

	Capital Opportunities Fund
	Institutional Class			Class A	Class B	Class C
	For the Year Ended May 31, 2003	For the Year Ended May 31, 2002	For the Period July 5, 2000[1] to May 31, 2001	For the Period September 30, 2002[1] to May 31, 2003	For the Period December 31, 2002[1] to May 31, 2003	For the Period September 30, 2002[1] to May 31, 2003
Net Asset Value, Beginning of Period	$7.34	$8.39	$10.00	$5.77	$6.41	$5.77

Income From Investment Operations:
Net Investment Income	(0.03)	(0.05)	(0.00)[3]	(0.02)	(0.03)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	0.22	(1.00)	(1.60)	1.76	1.10	1.72

Total From Investment Operations	0.19	(1.05)	(1.60)	1.74	1.07	1.70

Less Distributions to Shareholders from:
Net Investment Income	—	—	(0.00)[3]	—	—	—
Distribution in Excess of Net Investment Income	—	—	(0.01)	—	—	—
Net Capital Gains	—	—	—	—	—	—

Total Distributions	—	—	(0.01)	—	—	—

Net Asset Value, End of Period	$7.53	$7.34	$8.39	$7.51	$7.48	$7.47

Total Return	2.59%	(12.51)%	(15.96)%	30.16%	16.69%	29.46%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$66,491	$36,065	$27,155	$106	$7	$33
Ratio of Expenses to Average Net Assets
After Expense Waiver	1.25%	1.25%	1.25%[2]	1.75%[2]	2.25%[2]	2.25%[2]
Before Expense Waiver	1.63%	1.57%	1.90%[2]	2.17%[2]	2.64%[2]	2.70%[2]
Ratio of Net Investment Income to Average Net Assets	(0.58)%	(0.74)%	(0.14)%[2]	(0.94)%[2]	(1.42)%[2]	(1.40)%[2]
Portfolio turnover rate	98.94%	123.84%	94.47%	98.94%	98.94%	98.94%

[1]	Commencement of Operations
[2]	Annualized
[3]	Amount rounds to less than $.01.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share Outstanding Throughout the Period)

	International Equity Fund
	Institutional Class					Class A	Class B	Class C
	For the Years Ended					For the Period September 30, 2002[1] to May 31, 2003	For the Period December 31, 2002[1] to May 31, 2003	For the Period September 30, 2002[1] to May 31, 2003
	May 31, 2003	May 31, 2002	May 31, 2001	May 31, 2000	May 31, 1999
Net Asset Value, Beginning of Period	$10.88	$10.53	$14.90	$13.35	$13.90	$8.94	$9.45	$8.94

Income From Investment Operations:
Net Investment Income	0.13	0.07	0.08	0.07	0.11	0.12	0.17	0.14
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	(0.97)	0.29	(1.94)	2.89	(0.27)	0.87	0.26	0.80

Total From Investment Operations	(0.84)	0.36	(1.86)	2.96	(0.16)	0.99	0.43	0.94

Less Distributions to Shareholders from:
Net Investment Income	(0.23)	(0.01)	(0.01)	(0.07)	(0.08)	(0.14)	(0.14)	(0.12)
Net Capital Gains	—	—	(2.50)	(1.34)	(0.31)	—	—	—

Total Distributions	(0.23)	(0.01)	(2.51)	(1.41)	(0.39)	(0.14)	(0.14)	(0.12)

Net Asset Value, End of Period	$9.81	$10.88	$10.53	$14.90	$13.35	$9.79	$9.74	$9.76

Total Return	(7.75)%	3.46%	(15.50)%	21.73%	(1.02)%	11.10%	4.62%	10.53%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$124,338	$89,614	$97,264	$118,382	$81,301	$70	$12	$37
Ratio of Expenses to Average Net Assets
After Expense Waiver	1.25%	1.25%	1.02%	1.00%	1.00%	1.75%[2]	2.25%[2]	2.25%[2]
Before Expense Waiver	1.81%	1.56%	1.17%	1.12%	1.14%	2.61%[2]	2.93%[2]	3.00%[2]
Ratio of Net Investment Income to Average Net Assets	1.30%	0.71%	0.78%	0.50%	0.82%	1.67%[2]	2.83%[2]	2.53%[2]
Portfolio turnover rate	45.32%	76.95%	204.16%	155.72%	67.33%	45.32%	45.32%	45.32%

[1]	Commencement of Operations
[2]	Annualized

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share Outstanding Throughout the Period)

	Diversified Real Estate Fund
	Institutional Class					Class A	Class B	Class C
	For the Years Ended					For the Period September 30, 2002[1] to May 31, 2003	For the Period December 31, 2002[1] to May 31, 2003	For the Period September 30, 2002[1] to May 31, 2003
	May 31, 2003	May 31, 2002	May 31, 2001	May 31, 2000	May 31, 1999
Net Asset Value, Beginning of Period	$11.42	$10.09	$8.99	$9.37	$10.13	$10.72	$10.51	$10.72

Income From Investment Operations:
Net Investment Income	0.57	0.50	0.47	0.50	0.53	0.36	0.08	0.33
Net Realized and Unrealized Gain (Loss) on Investments	0.01	1.42	1.18	(0.39)	(0.76)	0.73	0.90	0.73

Total From Investment Operations	0.58	1.92	1.65	0.11	(0.23)	1.09	0.98	1.06

Less Distributions to Shareholders from:
Net Investment Income	(0.48)	(0.52)	(0.46)	(0.42)	(0.52)	(0.42)	(0.12)	(0.41)
Return of Capital	(0.08)	(0.03)	(0.09)	(0.07)	(0.01)	—	—	—
Net Capital Gains	(0.02)	(0.04)	—	—	—	—	—	—

Total Distributions	(0.58)	(0.59)	(0.55)	(0.49)	(0.53)	(0.42)	(0.12)	(0.41)

Net Asset Value, End of Period	$11.42	$11.42	$10.09	$8.99	$9.37	$11.39	$11.37	$11.37

Total Return	5.49%	19.55%	18.75%	1.59%	(1.80)%	10.54%	9.40%	10.25%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$88,337	$44,809	$26,088	$12,419	$7,829	$194	$76	$155
Ratio of Expenses to Average Net Assets
After Expense Waiver	1.04%	1.00%	1.00%	1.00%	1.00%	1.55%[2]	2.05%[2]	2.05%[2]
Before Expense Waiver	1.09%	1.07%	1.12%	1.34%	1.47%	1.64%[2]	2.16%[2]	2.14%[2]
Ratio of Net Investment Income to Average Net Assets	4.39%	4.60%	5.18%	5.62%	6.03%	0.92%[2]	(0.74)%[2]	1.04%[2]
Portfolio turnover rate	14.84%	10.82%	8.94%	10.36%	14.35%	14.84%	14.84%	14.84%

[1]	Commencement of Operations
[2]	Annualized

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share Outstanding Throughout the Period)

	Limited Maturity Bond Fund
	Institutional Class					Class A	Class B	Class C
	For the Years Ended					For the Period September 30, 2002[1] to May 31, 2003	For the Period December 31, 2002[1] to May 31, 2003	For the Period September 30, 2002[1] to May 31, 2003
	May 31, 2003	May 31, 2002	May 31, 2001	May 31, 2000	May 31, 1999
Net Asset Value, Beginning of Period	$10.34	$10.45	$10.07	$10.32	$10.45	$10.46	$10.50	$10.46

Income From Investment Operations:
Net Investment Income	0.36	0.48	0.60	0.58	0.58	0.20	0.09	0.16
Net Realized and Unrealized Gain (Loss) on Investments	0.23	(0.03)	0.38	(0.24)	(0.10)	0.10	0.07	0.09

Total From Investment Operations	0.59	0.45	0.98	0.34	0.48	0.30	0.16	0.25

Less Distributions to Shareholders from:
Net Investment Income	(0.36)	(0.48)	(0.60)	(0.58)	(0.58)	(0.20)	(0.09)	(0.16)
Net Capital Gains	—	(0.08)	—	(0.01)	(0.03)	—	—	—

Total Distributions	(0.36)	(0.56)	(0.60)	(0.59)	(0.61)	(0.20)	(0.09)	0.16

Net Asset Value, End of Period	$10.57	$10.34	$10.45	$10.07	$10.32	$10.56	$10.57	$10.55

Total Return	5.82%	4.43%	9.92%	3.42%	4.63%	2.84%	1.54%	2.41%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$175,294	$144,426	$162,435	$161,507	$166,257	$262	$25	$155
Ratio of Expenses to Average Net Assets
After Expense Waiver	0.49%	0.45%	0.45%	0.45%	0.45%	1.00%[2]	1.50%[2]	1.50%[2]
Before Expense Waiver	0.59%	0.58%	0.57%	0.57%	0.58%	1.10%[2]	1.63%[2]	1.63%[2]
Ratio of Net Investment Income to Average Net Assets	3.46%	4.60%	5.77%	5.67%	5.54%	2.64%[2]	2.01%[2]	2.03%[2]
Portfolio turnover rate	62.07%	46.71%	42.21%	30.95%	59.73%	62.07%	62.07%	62.07%

[1]	Commencement of Operations
[2]	Annualized

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share Outstanding Throughout the Period)

	Total Return Bond Fund
						Class A	Class B	Class C
	For the Years Ended					For the Period September 30, 2002[1] to May 31, 2003	For the Period December 31, 2002[1] to May 31, 2003	For the Period September 30, 2002[1] to May 31, 2003
	May 31, 2003	May 31, 2002	May 31, 2001	May 31, 2000	May 31, 1999
Net Asset Value, Beginning of Period	$9.84	$9.81	$9.43	$9.82	$10.02	$9.95	$10.02	$9.95

Income From Investment Operations:
Net Investment Income	0.44	0.53	0.62	0.60	0.59	0.26	0.13	0.24
Net Realized and Unrealized Gain (Loss) on Investments	0.39	0.08	0.38	(0.36)	(0.14)	0.26	0.19	0.25

Total From Investment Operations	0.83	0.61	1.00	0.24	0.45	0.52	0.32	0.49

Less Distributions to Shareholders from:
Net Investment Income	(0.48)	(0.55)	(0.62)	(0.60)	(0.59)	(0.28)	(0.15)	(0.25)
Net Capital Gains	—	(0.03)	—	(0.03)	(0.06)	—	—	—

Total Distributions	(0.48)	(0.58)	(0.62)	(0.63)	(0.65)	(0.28)	(0.15)	(0.25)

Net Asset Value, End of Period	$10.19	$9.84	$9.81	$9.43	$9.82	$10.19	$10.19	$10.19

Total Return	8.68%	6.34%	10.81%	2.55%	4.48%	5.32%	3.26%	5.03%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$144,061	$128,717	$124,342	$125,962	$107,149	$85	$16	$76
Ratio of Expenses to Average Net Assets
After Expense Waiver	0.49%	0.45%	0.45%	0.45%	0.45%	1.00%[2]	1.50%[2]	1.50%[2]
Before Expense Waiver	0.59%	0.59%	0.58%	0.59%	0.62%	1.11%[2]	1.63%[2]	1.63%[2]
Ratio of Net Investment Income to Average Net Assets	4.44%	5.42%	6.34%	6.30%	5.82%	3.45%[2]	2.74%[2]	2.65%[2]
Portfolio turnover rate	108.44%	88.14%	87.61%	38.96%	74.94%	108.44%	108.44%	108.44%

[1]	Commencement of Operations
[2]	Annualized

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share Outstanding Throughout the Period)

	Maryland Tax-Exempt Bond Fund
	Institutional Class					Class A	Class B	Class C
	For the Years Ended					For the Period September 30, 2002[1] to May 31, 2003	For the Period December 31, 2002[1] to May 31, 2003	For the Period September 30, 2002[1] to May 31, 2003
	May 31, 2003	May 31, 2002	May 31, 2001	May 31, 2000	May 31, 1999
Net Asset Value, Beginning of Period	$11.03	$10.88	$10.23	$10.78	$10.82	$11.31	$11.22	$11.31

Income From Investment Operations:
Net Investment Income	0.38	0.44	0.47	0.45	0.45	0.21	0.10	0.17
Net Realized and Unrealized Gain (Loss) on Investments	0.29	0.15	0.65	(0.55)	(0.04)	0.01	0.10	0.01

Total From Investment Operations	0.67	0.59	1.12	(0.10)	0.41	0.22	0.20	0.18

Less Distributions to Shareholders from:
Net Investment Income	(0.38)	(0.44)	(0.47)	(0.45)	(0.45)	(0.21)	(0.10)	(0.17)

Total Distributions	(0.38)	(0.44)	(0.47)	(0.45)	(0.45)	(0.21)	(0.10)	(0.17)

Net Asset Value, End of Period	$11.32	$11.03	$10.88	$10.23	$10.78	$11.32	$11.32	$11.32

Total Return	6.15%	5.55%	11.09%	(0.87)%	3.81%	1.95%	1.80%	1.59%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$62,090	$50,720	$41,131	$31,472	$26,565	$827	$103	$52
Ratio of Expenses to Average Net Assets
After Expense Waiver	0.49%	0.45%	0.45%	0.45%	0.45%	1.00%[2]	1.50%[2]	1.50%[2]
Before Expense Waiver	0.80%	0.78%	0.79%	0.83%	0.87%	1.39%[2]	1.84%[2]	1.83%[2]
Ratio of Net Investment Income to Average Net Assets	3.38%	4.05%	4.37%	4.37%	4.12%	2.71%[2]	2.18%[2]	2.21%[2]
Portfolio turnover rate	19.37%	17.67%	32.07%	60.16%	22.78%	19.37%	19.37%	19.37%

[1]	Commencement of Operations
[2]	Annualized

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share Outstanding Throughout the Period)

	Intermediate Tax-Exempt Bond Fund
	Institutional Class					Class A	Class B	Class C
	For the Years Ended					For the Period September 30, 2002[1] to May 31, 2003	For the Period December 31, 2002[1] to May 31, 2003	For the Period September 30, 2002[1] to May 31, 2003
	May 31, 2003	May 31, 2002	May 31, 2001	May 31, 2000	May 31, 1999
Net Asset Value, Beginning of Period	$10.10	$10.00	$9.62	$10.00	$10.01	$10.25	$10.21	$10.25

Income From Investment Operations:
Net Investment Income	0.29	0.38	0.41	0.38	0.38	0.14	0.05	0.10
Net Realized and Unrealized Gain (Loss) on Investments	0.15	0.10	0.38	(0.32)	0.07	—	0.04	—

Total From Investment Operations	0.44	0.48	0.79	0.06	0.45	0.14	0.09	0.10

Less Distributions to Shareholders from:
Net Investment Income	(0.29)	(0.38)	(0.41)	(0.38)	(0.38)	(0.14)	(0.05)	(0.10)
Net Capital Gains	—	—	—	(0.06)	(0.08)	—	—	—

Total Distributions	(0.29)	(0.38)	(0.41)	(0.44)	(0.46)	(0.14)	(0.05)	(0.10)

Net Asset Value, End of Period	$10.25	$10.10	$10.00	$9.62	$10.00	$10.25	$10.25	$10.25

Total Return	4.36%	4.89%	8.32%	0.64%	4.58%	1.33%	0.92%	0.98%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$122,650	$79,238	$80,047	$81,498	$90,895	$557	$1	$1
Ratio of Expenses to Average Net Assets
After Expense Waiver	0.49%	0.45%	0.45%	0.45%	0.45%	1.00%[2]	1.50%[2]	1.50%[2]
Before Expense Waiver	0.75%	0.75%	0.73%	0.74%	0.76%	1.33%[2]	1.86%[2]	1.91%[2]
Ratio of Net Investment Income to Average Net Assets	2.73%	3.79%	4.13%	3.85%	3.80%	1.78%[2]	1.22%[2]	1.51%[2]
Portfolio turnover rate	41.77%	47.25%	92.07%	140.28%	149.02%	41.77%	41.77%	41.77%

[1]	Commencement of Operations
[2]	Annualized

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share Outstanding Throughout the Period)

	National Tax-Exempt Bond Fund
	Institutional Class					Class A	Class B	Class C
	For the Years Ended					For the Period September 30, 2002[1] to May 31, 2003	For the Period December 31, 2002[1] to May 31, 2003	For the Period September 30, 2002[1] to May 31, 2003
	May 31, 2003	May 31, 2002	May 31, 2001	May 31, 2000	May 31, 1999
Net Asset Value, Beginning of Period	$9.86	$9.91	$9.38	$9.93	$10.05	$10.14	$9.93	$10.14

Income From Investment Operations:
Net Investment Income	0.34	0.39	0.45	0.45	0.44	0.19	0.09	0.16
Net Realized and Unrealized Gain (Loss) on Investments	0.25	0.16	0.53	(0.51)	—	(0.03)	0.11	(0.02)

Total From Investment Operations	0.59	0.55	0.98	(0.06)	0.44	0.16	0.20	0.14

Less Distributions to Shareholders from:
Net Investment Income	(0.34)	(0.39)	(0.45)	(0.45)	(0.44)	(0.19)	(0.09)	(0.16)
Net Capital Gains	(0.08)	(0.21)	—	(0.04)	(0.12)	(0.08)	—	(0.08)

Total Distributions	(0.42)	(0.60)	(0.45)	(0.49)	(0.56)	(0.27)	(0.09)	(0.24)

Net Asset Value, End of Period	$10.03	$9.86	$9.91	$9.38	$9.93	$10.03	$10.04	$10.04

Total Return	6.12%	5.81%	10.60%	(0.55)%	4.43%	1.67%	2.04%	1.43%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$170,408	$174,299	$181,297	$172,920	$178,067	$35	$1	$52
Ratio of Expenses to Average Net Assets
After Expense Waiver	0.49%	0.45%	0.45%	0.45%	0.45%	1.00%[2]	1.50%[2]	1.50%[2]
Before Expense Waiver	0.72%	0.73%	0.72%	0.72%	0.74%	1.23%[2]	1.83%[2]	1.73%[2]
Ratio of Net Investment Income to Average Net Assets	3.38%	3.97%	4.58%	4.69%	4.36%	2.82%[2]	2.20%[2]	2.31%[2]
Portfolio turnover rate	36.00%	108.13%	160.45%	113.69%	123.30%	36.00%	36.00%	36.00%

[1]	Commencement of Operations
[2]	Annualized

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Notes to Financial Statements

1.    SIGNIFICANT ACCOUNTING POLICIES

Mercantile Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Company was incorporated in Maryland on March 7, 1989. The Articles of Incorporation of the Company authorize the Board of Directors to issue up to twenty billion shares, having a par value of $.001 per share. The Company is a series fund which currently issues shares of common stock representing interests in fourteen investment portfolios: the Prime Money Market Fund, Government Money Market Fund and Tax-Exempt Money Market Fund (the “Money Market Funds”), the Growth & Income Fund, Equity Income Fund, Equity Growth Fund, Capital Opportunities Fund, International Equity Fund and Diversified Real Estate Fund (the “Equity Funds”), and the Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund (the “Bond Funds”), (the Money Market Funds, Equity Funds and Bond Funds collectively, the “Funds”, individually, the “Fund”). The Company was formerly known as M.S.D. & T. Funds, Inc.

Each Fund is authorized to issue four classes of shares (Institutional Class Shares, Class A Shares, Class B Shares and Class C Shares). Shares of all classes of a Fund represent equal pro rata interests in the Fund and bear the same fees and expenses, except that (i) Class A Shares of the Equity Funds and Bond Funds are subject to maximum front-end sales charges of 4.75% and 4.25%, respectively, (ii) Class B Shares of each Fund are subject to a maximum contingent deferred sales charge of 4.50%, (iii) Class C Shares of each Fund are subject to a contingent deferred sales charge of 1.00%, and (iv) Class A Shares, Class B Shares and Class C Shares of each Fund are subject to distribution and servicing fees payable pursuant to separate Distribution and Services Plans adopted for each such class of shares. Eight years after purchase, Class B Shares of each Fund will automatically convert to Class A Shares of the Fund.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

A)	Security Valuation: Investment securities held by the Money Market Funds are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost when purchased and, thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Regular review and monitoring of the valuation is performed pursuant to procedures adopted by the Company’s Board of Directors. Each Money Market Fund seeks to maintain a stable net asset value of $1.00 per share, but there can be no assurance that it will be able to do so.

Investments held by the Equity Funds and Bond Funds are valued at market value or, in the absence of a market value with respect to any portfolio security, at fair value. A security that is primarily traded on a domestic securities exchange (including securities traded through the National Market System) is valued at the closing price on that exchange or, if there were no sales during the day, at the current quoted bid price. Portfolio securities that are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, provided that if such securities are not traded on the valuation date, they will be valued at the preceding closing values and provided further, that when an occurrence subsequent to the time of valuation is likely to have changed the value, then the fair value of those securities will be determined through consideration of other factors by or under the direction of the Company’s Board of Directors. Over-the-counter securities and securities listed or traded on foreign exchanges with operations similar to the U.S. over-the-counter market are valued at the closing price of the primary exchange for which the security is traded. Market or fair value may be determined on the basis of valuations provided by one or more recognized pricing services approved by the Board of Directors, which may rely on matrix pricing systems, electronic data processing techniques and/or quoted bid and ask prices provided by investment dealers. Investments in mutual funds are valued at the closing net asset value per share on the day of valuation.

Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates fair value. The net asset value per share of the Equity Funds and Bond Funds will fluctuate as the values of their respective investment portfolios change.

B)

Security Transactions and Investment Income:    Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. The Company accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund are charged to that Fund while general expenses of the Company are allocated among the Funds based on relative

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

1.    SIGNIFICANT ACCOUNTING POLICIES — Continued

net assets. In addition, expenses of a Fund not directly attributable to the operations of a particular class of shares of the Fund are allocated among the separate classes based on the relative net assets of each class. Expenses directly attributable to a particular class of shares of a Fund are charged to the operations of that class. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce a Fund’s custody charges.

C)	Dividends and Distributions to Shareholders: Dividends from net investment income are determined separately for each class of shares of a Fund and are declared daily and paid monthly to shareholders of the Money Market Funds and Bond Funds; are declared and paid monthly to shareholders of the Growth & Income Fund and Equity Income Fund; are declared and paid quarterly to shareholders of the Diversified Real Estate Fund; are declared and paid semi-annually to shareholders of the International Equity Fund and Equity Growth Fund; and are declared and paid annually to shareholders of the Capital Opportunities Fund. Any net realized capital gains are distributed at least annually with regard to the Money Market Funds and Bond Funds and at least semi-annually with regard to the Equity Funds. The Company intends to distribute substantially all of its investment company taxable income and any net realized capital gains in order to avoid federal income tax.

Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax resolutions.

D)	Repurchase Agreements: Each Fund except the Tax-Exempt Money Market Fund may agree to purchase portfolio securities from financial institutions, such as banks and broker-dealers, subject to the seller’s agreement to repurchase them at an agreed upon date and price. In the case of the Prime Money Market Fund and Government Money Market Fund, collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller will be required on a daily basis to maintain the value of the securities subject to the repurchase agreement at not less than the repurchase price (including accrued interest), plus the transaction costs the Funds could expect to incur if the seller defaults, marked-to-market daily. Repurchase agreements are accounted for as collateralized financings. The policy of the Funds is to obtain possession of collateral with a market value equal to 102% of the repurchase agreement.

E)	Foreign Currency Translation: Foreign currency amounts are translated into U.S. dollars at prevailing exchange rates as follows: assets and liabilities at the rate of exchange prevailing at the end of the respective period, purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F)	Forward Foreign Currency Contracts: The International Equity Fund may enter into forward foreign currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. All commitments are marked-to-market daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in income as a component of realized gain or loss on foreign currency. Such contracts, which protect the value of the Fund’s investment securities against a decline in the value of the foreign currency, do not eliminate fluctuations in the underlying prices of the securities, but merely establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase.

G)	Forward Interest Rate Swap Contracts: The Bond Funds may enter into forward interest rate swap contracts in order to hedge its exposure to changes in interest rates on its debt portfolio holdings. All commitments are marked-to-market daily at the applicable interest rate and any resulting unrealized gains or losses are recorded currently. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included as unrealized gain or loss in the Statements of Operations. Such contracts, which protect the value of the Fund’s investment securities against an increase in interest rates, do not eliminate fluctuations in the underlying prices of the securities, but its characteristics are such that the contract’s price tends to move in the opposite direction of the underlying bonds in the portfolio. Also, although such contracts tend to minimize the risk of loss due to an increase in interest rates, at the same time they tend to limit any potential gain that might be realized should interest rates decrease.

H)

Interest Rate Swap Agreements:    The Bond Funds may invest in interest rate swap agreements for the purpose of hedging against changes in interest rates. Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Swaps are marked-to-market daily based upon quota -

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

1.    SIGNIFICANT ACCOUNTING POLICIES — Continued

tions from market makers and the change, if any, is recorded as unrealized gain or loss in the Statements of Operations. Net payments of interest are recorded as interest income. Entering into interest rate swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Net Assets. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates.

I)	Securities Lending: Pursuant to an agreement with Credit Suisse First Boston, New York Branch, each Fund except the Tax-Exempt Money Market Fund, Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund, National Tax-Exempt Bond Fund and International Equity Fund may lend its portfolio securities to certain brokers, dealers or other financial institutions that pay the Fund a negotiated fee. Prior to the close of each business day, loans of securities are secured by collateral at least equal to 102% of the market value of the securities on loan. However, due to market fluctuations, the value of the securities on loan may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Cash collateral received in connection with securities lending is invested in short-term money market instruments by the lending agent. Securities lending presents risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral if the borrower of the securities fails financially.

J)	International investing is subject to certain factors such as currency exchange rate volatility, possible political, social or economic instability, foreign taxation and/or differences in auditing and other financial standards.

K)	Investing in the securities of companies principally engaged in the real estate business is subject to the same risks as direct ownership of real estate, such as supply and demand for properties, the economic health of the country, different regions and local markets, and the strength of specific industries renting properties.

L)	The International Equity Fund is subject to foreign income taxes by certain countries in which it invests. Foreign income taxes are accrued by the Fund and withheld from dividend and interest income. Gains realized upon disposition of certain foreign securities held by the International Equity Fund may be subject to capital gains tax in that particular country. The tax on realized gains is paid prior to repatriation of sales proceeds. The International Equity Fund accrues a deferred tax liability for net unrealized gains on securities subject to a capital gains tax.

M)	The Capital Opportunities Fund could fluctuate in price more than most funds, due to the volatile nature of both the technology sector and stocks of smaller companies. In addition, the Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund’s returns consequently may be attributable to its investment in IPOs, which may have a magnified impact due to the Fund’s small asset base. As the Fund’s assets grow, it is probable that the effect of the Fund’s investments in IPOs on its total returns may not be as significant.

N)	The Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds’ income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

O)	In the normal course of business the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2.    INVESTMENT ADVISOR, ADMINISTRATOR, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS

Effective May 11, 2001, Mercantile Capital Advisors, Inc. (“Mercantile”), a wholly-owned subsidiary of Mercantile-Safe Deposit and Trust Company, provides investment advisory and administration services to each Fund pursuant to an Investment Advisory Agreement and an Administration Agreement. Prior to May 11, 2001, Mercantile-Safe Deposit & Trust Company provided investment advisory and administration services to each Fund. For its services as Advisor, Mercantile receives an advisory fee computed daily and payable monthly at an annual rate of (a) .25% of the first $1 billion of each of the Prime Money Market Fund’s, Government Money Market Fund’s and Tax-Exempt Money Market Fund’s average daily net assets during the preceding month plus .20% of each such Fund’s average daily net assets in excess of $1 billion during the preceding month, (b) .60% of the first $1 billion of each of the Growth & Income Fund’s, Equity Income Fund’s and Equity Growth Fund’s average daily net assets during the preceding month plus .40% of each such Fund’s average daily net assets in excess of $1 billion during the preceding month, (c) .35% of the first $1 billion of each of the Limited Maturity Bond Fund’s and Total Return Bond Fund’s average daily net assets during the preceding month plus .20% of each such Fund’s average daily net assets in excess of $1 billion during the preceding month, (d) .50% of the first $1 billion of each of the Maryland Tax-Exempt Bond Fund’s, National Tax-Exempt Bond Fund’s and Intermediate Tax-Exempt Bond Fund’s average daily net assets during the preceding month plus

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

2.    INVESTMENT ADVISOR, ADMINISTRATOR, DISTRIBUTOR AND OTHER RELATED  PARTY TRANSACTIONS — Continued

.25% of each such Fund’s average daily net assets in excess of $1 billion during the preceding month, (e) 1.22% of the first $1 billion of the International Equity Fund’s average daily net assets during the preceding month plus 1.10% of such Fund’s average daily net assets in excess of $1 billion during the preceding month (Mercantile pays sub-advisory fees to Morgan Stanley Investment Management, Limited (formerly Morgan Stanley Dean Witter Investment Management, Limited) on the average net assets of its managed portion of the International Equity Fund at an annual rate of .80% of the first $25 million, plus .60% on the second $25 million, plus .50% on the third $25 million, plus .40% on average net assets in excess of $75 million and to Julius Baer Investment Management, Inc. on the average net assets of its managed portion of the International Equity Fund at an annual rate of .80% of the first $20 million, plus .60% of the second $20 million, plus .50% of the next $60 million, plus .40% on average net assets in excess of $100 million), (f) .80% of the first $1 billion of the Diversified Real Estate Fund’s average daily net assets during the preceding month plus .60% of such Fund’s average daily net assets in excess of $1 billion during the preceding month, and (g) 1.30% of the first $1 billion of the Capital Opportunities Fund’s average daily net assets during the preceding month plus 1.20% of such Fund’s average daily net assets in excess of $1 billion during the preceding month (Mercantile pays a sub-advisory fee to Delaware Management Company at an annual rate of .70% of the average daily net assets of the Capital Opportunities Fund).

For its services as Administrator, Mercantile receives an administration fee computed daily and payable monthly at an annual rate of .125% of the average daily net assets of each Fund (Mercantile pays BISYS Fund Services Ohio, Inc., an affiliate of the Company’s distributor for fund accounting, blue sky and transfer agent services provided to the Funds). Mercantile may, at its discretion, voluntarily waive any portion of its advisory fee or its administration fee for any Fund. Shares in each Fund are sold on a continuous basis by the Company’s distributor, BISYS Fund Services Limited Partnership (the “Distributor”). The Distributor receives no fee for these services.

The Company has adopted separate Distribution and Services Plans with respect to Class A Shares, Class B Shares and Class C Shares of the Funds. Pursuant to the Distribution and Services Plans, the Company may pay (i) the Distributor or other persons for expenses and activities primarily intended to result in the sale of Class A Shares, Class B Shares or Class C Shares, as the case may be, and (ii) service organizations for administrative support services provided to their customers who are the record or beneficial owners of Class A Shares, Class B Shares or Class C Shares, as the case may be. Under the Distribution and Services Plans, payments for distribution services and expenses may not exceed 0.25%, 0.75% and 0.75% of the average daily net assets attributable to each Fund’s outstanding Class A Shares, Class B Shares and Class C Shares, respectively, and payments for administrative support services may not exceed 0.25% of the average daily net assets attributable to each Fund’s outstanding Class A Shares, Class B Shares and Class C Shares owned of record or beneficially by customers of service organizations.

Each director of the Company receives from the Company an annual fee of $9,500, and a fee of $2,000 for each in-person Board meeting attended, $1,000 for each in-person Board Committee meeting attended and $1,000 for each telephonic Board or Board Committee meeting attended, and is reimbursed for all out-of-pocket expenses relating to attendance at meetings. The Chairman of the Board of Directors receives an additional fee of $7,500 for his services in this capacity. During the fiscal year ended May 31, 2003, the Funds paid legal fees to a law firm, one partner of which served as Secretary of the Company and another partner of which served as Assistant Secretary of the Company prior to July 26, 2002.

3.    NET ASSETS

At May 31, 2003, net assets consisted of the following:

	Prime Money Market Fund	Government Money Market Fund	Tax-Exempt Money Market Fund
Capital Paid-In
Institutional Shares	$749,461,458	$383,793,740	$289,907,061
Class A Shares	829,551	448,442	2,353,722
Class B Shares	19,837	2,922	1,003
Class C Shares	84,209	1,007	1,005
Accumulated Realized Gain (Loss) on Investments	(48,201)	(6,233)	(11,514)

Net Assets	$750,346,854	$384,239,878	$292,251,277

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

3.    NET ASSETS — Continued

	Growth & Income Fund	Equity Income Fund	Equity Growth Fund
Capital Paid-In
Institutional Shares	$394,520,104	$93,598,997	$58,443,834
Class A Shares	977,304	30,423	20,331
Class B Shares	142,647	1,004	1,003
Class C Shares	377,899	1,005	7,500
Accumulated Realized (Loss) on Investments and Foreign Currency	(30,984,096)	(9,329,734)	(30,545,739)
Net Unrealized Appreciation on Investments and Foreign Currency	31,331,615	8,023,130	1,607,672
Undistributed Net Investment Income	460,869	211,295	64,749

Net Assets	$396,826,342	$92,536,120	$29,599,350

	Capital Opportunities Fund	International Equity Fund	Diversified Real Estate Fund
Capital Paid-In
Institutional Shares	$67,989,018	$141,841,547	$78,671,616
Class A Shares	91,814	66,607	181,274
Class B Shares	6,121	11,075	72,360
Class C Shares	27,022	34,310	144,712
Accumulated Realized Gain (Loss) on Investments and Foreign Currency	(11,701,483)	(23,310,372)	517,500
Net Unrealized Appreciation on Investments and Foreign Currency	10,224,165	5,228,373	8,502,192
Undistributed Net Investment Income	—	585,713	671,942

Net Assets	$66,636,657	$124,457,253	$88,761,596

	Limited Maturity Bond Fund	Total Return Bond Fund	Maryland Tax-Exempt Bond Fund	Intermediate Tax-Exempt Bond Fund	National Tax-Exempt Bond Fund
Capital Paid-In
Institutional Class	$171,770,388	$138,101,828	$59,404,939	$119,853,415	$161,990,844
Class A Shares	260,273	83,571	816,396	554,046	34,157
Class B Shares	24,543	15,552	102,648	1,004	1,007
Class C Shares	154,629	75,105	51,014	1,009	51,449
Accumulated Realized Gain (Loss) on Investments	(1,406,953)	359,527	(1,573,002)	(1,391,518)	(3,939,018)
Net Unrealized Appreciation (Depreciation) on Investments	4,933,714	5,583,190	4,271,015	4,191,672	12,356,833
Undistributed Net Investment Income	—	19,988	—	—	—

Net Assets	$175,736,594	$144,238,761	$63,073,010	$123,209,628	$170,495,272

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

4.    FORWARD FOREIGN CURRENCY CONTRACTS

A summary of forward foreign currency contracts in the International Equity Fund which were outstanding at May 31, 2003 is as follows:

Settlement Dates	Sell	Buy	Net Unrealized Appreciation/ (Depreciation)
6/2/2003	BPS 9,366	USD 15,333	$(13)
6/2/2003	USD 91,682	BPS 55,310	$(1,065)
6/2/2003	EUR 75,784	USD 88,175	$(959)
6/2/2003	EUR 108,352	USD 126,068	$(1,371)
6/3/2003	BPS 65,606	USD 106,812	$(651)
6/3/2003	USD 4,499	BPS 2,734	$(20)
6/3/2003	EUR 112,303	USD 131,271	$(801)
6/3/2003	USD 32,953	SFR 42,951	$28
6/3/2003	USD 97,682	YEN 11,634,360	$(671)
8/14/2003	YEN 470,000,000	EUR 3,494,632	$159,449
8/27/2003	CZK 29,218,150	USD 1,085,491	$(9,068)

			$144,858

Currency Legend

BPS	British Pound
CZK	Czech Koruna
EUR	Euro
USD	US Dollar
SFR	Swiss Franc
YEN	Japanese Yen

5.    SECURITIES LENDING

At May 31, 2003, the value of securities loaned and cash collateral was as follows:

	Market Value of Securities Loaned	Value of Cash Collateral
Growth & Income Fund	$4,242,683	$4,434,480
Equity Income Fund	30,870	30,600	*
Equity Growth Fund	649,851	682,180
Capital Opportunities Fund	2,246,728	2,306,332
Diversified Real Estate Fund	4,082,854	4,134,400
Limited Maturity Bond Fund	10,935,092	11,147,176
Total Return Bond Fund	7,787,335	8,011,500

*	This position was adequately collaterized the next business day.

6.    PURCHASES & SALES OF SECURITIES

For the fiscal year ended May 31, 2003, total aggregate purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

	Purchases	Sales	U.S. Government Purchases	U.S. Government Sales
Growth & Income Fund	$188,568,138	$139,838,859	$0	$0
Equity Income Fund	32,601,393	27,609,738	0	0
Equity Growth Fund	12,171,095	18,475,359	0	0
Capital Opportunities Fund	59,015,597	37,886,627	0	0
International Equity Fund	76,687,096	38,786,615	0	0
Diversified Real Estate Fund	45,115,339	8,096,637	0	0
Limited Maturity Bond Fund	61,607,773	61,225,264	34,679,636	10,059,361
Total Return Bond Fund	132,161,520	112,655,672	24,989,708	22,836,237
Maryland Tax-Exempt Bond Fund	17,128,995	10,751,272	0	0
Intermediate Tax-Exempt Bond Fund	60,955,335	35,004,140	0	0
National Tax-Exempt Bond Fund	60,236,632	71,719,305	0	0

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

7.    CAPITAL LOSS CARRYOVERS

At May 31, 2003, the following Funds had capital loss carryovers:

	Capital Loss Carryover	Expiration Year
Prime Money Market Fund	$48,201	2004 through 2006
Government Money Market Fund	6,233	2004 through 2010
Tax-Exempt Money Market Fund	11,514	2004 through 2008
Growth & Income Fund	13,664,420	2010 through 2011
Equity Income Fund	8,545,374	2010 through 2011
Equity Growth Fund	29,210,609	2010 through 2011
Capital Opportunities Fund	9,580,493	2009 through 2011
International Equity Fund	19,875,777	2010 through 2011
Maryland Tax-Exempt Bond Fund	377,098	2004 through 2009
Intermediate Tax-Exempt Bond Fund	3,899	2009
Limited Maturity Bond Fund	1,387,903	2011

The capital loss carryovers are available to offset possible future capital gains, if any, of the respective Funds.

8.    FEDERAL INCOME TAX INFORMATION

Each of the Funds is a separate taxable entity and intends to continue to qualify for the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and, among other things, is required to make the requisite distributions to its shareholders which will relieve it from Federal income or excise taxes. Therefore, no provision has been recorded for Federal income or excise taxes. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the composition of net assets for tax purposes differs from amounts reflected in the accompanying financial statements. These differences are primarily due to differing treatment for foreign currency transactions, paydowns, market discount on debt securities, losses deferred with respect to wash sales, investments in passive foreign investment companies and excise tax regulations. For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences.

The tax character of distributions paid during 2003 was as follows:

Portfolio	Tax-Exempt Income	Ordinary Income	Long Term Capital Gains	Return of Capital	Total Distributions
Prime Money Market Fund	—	8,476,818	—	—	8,476,818
Government Money Market Fund	—	4,944,679	—	—	4,944,679
Tax-Exempt Money Market Fund	2,557,458	—	—	—	2,557,458
Growth & Income Fund	—	3,590,283	—	—	3,590,283
Equity Income Fund	—	1,705,212	—	—	1,705,212
Equity Growth Fund	—	107,097	—	—	107,097
Capital Opportunities Fund	—	—	—	—	—
International Equity Fund	—	2,021,546	—	—	2,021,546
Diversified Real Estate Fund	—	1,717,595	120,213	671,713	2,509,521
Limited Maturity Bond Fund	—	5,635,171	—	—	5,635,171
Total Return Bond Fund	—	6,735,085	—	—	6,735,085
Maryland Tax-Exempt Bond Fund	1,999,202	—	—	—	1,999,202
Intermediate Tax-Exempt Bond Fund	2,568,022	—	—	—	2,568,022
National Tax-Exempt Bond Fund	5,869,699	300,620	1,163,065	—	7,333,384

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

8.    FEDERAL INCOME TAX INFORMATION — Continued

The tax character of distributions paid during 2002 was as follows:

Portfolio	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total Distributions
Prime Money Market Fund	—	16,148,533	—	—	16,148,533
Government Money Market Fund	—	10,236,919	—	—	10,236,919
Tax-Exempt Money Market Fund	3,696,451	—	—	—	3,696,451
Growth & Income Fund	—	3,610,834	43,101,978	—	46,712,812
Equity Income Fund	—	1,538,967	5,325,872	—	6,864,839
Equity Growth Fund	—	232,859	801,212	—	1,034,071
Capital Opportunities Fund	—	—	—	—	—
International Equity Fund	—	128,062	—	—	128,062
Diversified Real Estate Fund	—	1,392,286	126,444	92,473	1,611,203
Limited Maturity Bond Fund	—	7,584,630	579,703	—	8,164,333
Total Return Bond Fund	—	6,949,968	380,505	—	7,330,473
Maryland Tax-Exempt Bond Fund	1,898,159	—	—	—	1,898,159
Intermediate Tax-Exempt Bond Fund	3,001,820	—	—	—	3,001,820
National Tax-Exempt Bond Fund	7,158,506	1,966,742	1,919,622	—	11,044,870

The tax-basis components of distributable earnings at May 31, 2003 was as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation (Depreciation)	Capital Loss Carry- forwards	Post-October Loss Push	Paid-in Capital	Net Assets
Prime Money Market Fund	—	—	—	(48,201)		750,395,055	750,346,854
Government Money Market Fund	—	—	—	(6,233)		384,246,111	384,239,878
Tax-Exempt Money Market Fund	—	—	—	(11,514)		292,262,791	292,251,277
Growth & Income Fund	460,870	—	28,772,636	(13,664,420)	(14,760,699)	396,017,955	396,826,342
Equity Income Fund	211,295	—	7,916,982	(8,545,374)	(678,213)	93,631,430	92,536,120
Equity Growth Fund	64,749	—	1,552,317	(29,210,609)	(1,279,777)	58,472,670	29,599,350
Capital Opportunities Fund	—	—	9,589,719	(9,580,493)	(1,486,544)	68,113,975	66,636,657
International Equity Fund	739,637	—	3,535,828	(19,875,777)	(1,895,974)	141,953,539	124,457,253
Diversified Real Estate Fund	671,942	538,981	8,480,711	—	—	79,069,962	88,761,596
Limited Maturity Bond Fund	—	—	4,914,664	(1,387,903)	—	172,209,833	175,736,594
Total Return Bond Fund	454,574	—	5,508,132	—	—	138,276,055	144,238,761
Maryland Tax-Exempt Bond Fund	—	—	4,271,015	(377,098)	(1,195,905)	60,374,998	63,073,010
Intermediate Tax-Exempt Bond Fund	—	—	4,191,672	(3,899)	(1,387,619)	120,409,474	123,209,628
National Tax-Exempt Bond Fund	27	69	12,356,833	—	(3,939,115)	162,077,458	170,495,272

The tax-basis components of distributable earnings at May 31, 2002 was as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Capital Loss Carry- forwards	Post-October Loss Push	Paid-in Capital	Net Assets
Prime Money Market Fund	—	—	—	(64,591)	—	647,125,306	647,060,715
Government Money Market Fund	—	—	—	(128,496)	—	403,036,674	402,908,178
Tax-Exempt Money Market Fund	—	—	—	(13,803)	—	252,520,358	252,506,555
Growth & Income Fund	552,426	—	42,623,846	(9,364,909)	—	356,379,218	390,190,581
Equity Income Fund	173,566	—	15,089,378	(2,114,953)	(1,292,036)	91,744,776	103,600,731
Equity Growth Fund	16,623	—	1,264,446	(5,204,436)	(19,587,731)	66,149,326	42,638,228
Capital Opportunities Fund	—	—	377,723	(6,946,391)	—	42,633,429	36,064,761
International Equity Fund	739,000	—	6,949,435	(15,868,033)	(3,241,545)	101,035,576	89,614,433
Diversified Real Estate Fund	358,439	(22,229)	5,887,837	—	—	38,584,477	44,808,524
Limited Maturity Bond Fund	—	—	2,396,862	—	(2,352,396)	144,381,461	144,425,927
Total Return Bond Fund	—	—	1,087,877	—	(52,217)	127,681,659	128,717,319
Maryland Tax-Exempt Bond Fund	—	—	1,601,835	(387,368)	—	49,505,424	50,719,891
Intermediate Tax-Exempt Bond Fund	—	—	2,097,532	(706,161)	—	77,846,785	79,238,156
National Tax-Exempt Bond Fund	174,912	918,802	4,348,872	—	—	168,856,750	174,299,336

Mercantile Funds, Inc.

Notes to Financial Statements — Concluded

9.    LINE OF CREDIT

The Company has established a line of credit with Fifth Third Bank with respect to all Funds except the International Equity Fund. The line of credit, which is in an uncommitted aggregate amount of $25 million, may be accessed by the Funds for temporary or emergency purposes only. Each Fund may borrow up to 10% of its respective net assets. If a Fund’s borrowings under the line of credit exceed 5% of its net assets that Fund may not purchase additional securities. Borrowings under the line of credit bear interest at the overnight Federal Funds rate plus .50% per annum. At May 31, 2003, the Funds had no outstanding borrowings under the line of credit. During the fiscal year ended May 31, 2003, the following Funds borrowed amounts and paid interest as noted in the table below.

	Range of Borrowings	Interest Paid	Weighted Average Interest Rate
Equity Growth Fund	$140,441—$508,942	$206	1.91%

The line of credit with Fifth Third Bank has expired. This agreement is currently being renegotiated and should be reinstated at the next Board meeting.

Report of Independent Auditors

To the Board of Directors and the Shareholders of

Mercantile Funds, Inc.:

In our opinion, the accompanying statements of net assets (statement of assets and liabilities, including the portfolio of investments, for the International Equity Fund) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prime Money Market Fund, Government Money Market Fund, Tax-Exempt Money Market Fund, Growth & Income Fund, Equity Income Fund, Equity Growth Fund, Capital Opportunities, International Equity Fund, Diversified Real Estate Fund, Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund, and National Tax-Exempt Bond Fund (comprising Mercantile Funds, Inc., hereafter referred to as the “Funds”) at May 31, 2003 and the results of each of their operations, the changes in each of their net assets and the financial highlights for the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

July 21, 2003

Mercantile Funds, Inc.

Directors and Officers

(Unaudited)

The business and affairs of the Mercantile Funds, Inc. (the “Company”) are managed under the general supervision of the Company’s Board of Directors in accordance with the laws of the State of Maryland and the Company’s Charter and Bylaws. Information pertaining to the directors and officers of the Company is set forth below. Directors who are deemed to be “interested persons” of the Company as defined in the 1940 Act are referred to as “Interested Directors.” Directors who are not deemed to be “interested persons” of the Company are referred to as “Independent Directors.”

Name, Address[1] and Age of Director and Officers	Position with the Company and Length of Time Served[2]	Principal Occupation(s) in the Past 5 Years	Number of Portfolios in Fund Complex[3] Overseen by Director	Other Directorships Held by Director and Officer
INDEPENDENT DIRECTORS
Edward D. Miller — 58	Director, since 1998	Dean/Chief Executive Officer, Johns Hopkins Medicine, January 1997 to present; Interim Dean, Johns Hopkins Medicine, March 1996 to January 1997; Chairman, Department of Anesthesiology and Critical Care Medicine, Johns Hopkins University, July 1994 to present.	14	Director, Mercantile Alternative Strategy Fund LLC, Mercantile Absolute Return Fund LLC and Mercantile Long-Short Manager Fund LLC; Director, Millennium Pharmaceuticals; Director, IDDS.

John R. Murphy — 68	Director, since 1994	Vice Chairman, National Geographic Society, March 1998 to present; President and Chief Executive Officer, National Geographic Society May 1996 to March 1998.	14	Director, Mercantile Alternative Strategy Fund LLC, Mercantile Absolute Return Fund LLC and Mercantile Long-Short Manager Fund LLC; Director, Omnicom Group, Inc.; Board member, SIRSI, Corp.; Chairman of the Board, eMotion Inc.

George R. Packard, III — 70	Director, since 1998	President, U.S.-Japan Foundation, July 1998 to present; Professor, The Johns Hopkins University, 1994 to 1998.	14	Director, Mercantile Alternative Strategy Fund LLC, Mercantile Absolute Return Fund LLC and Mercantile Long-Short Manager Fund LLC; Director, Offitbank.

L. White Matthews — 57	Director, since 2003	Retired, 2001 to present; Executive Vice President and Chief Financial Officer, Ecolab, Inc., (cleaning products and services), 1999 to 2001; Executive Vice President and Chief Financial Officer, Union Pacific Corporation (Transportation), 1977 to 1998.	14	Director, Mercantile Alternative Strategy Fund LLC, Mercantile Absolute Return Fund LLC and Mercantile Long-Short Manager Fund LLC; Director, Matrixx Initiatives, Inc.; Director, Imation Corp.; Director, Nortrax Incorporated.

Name, Address[1] and Age of Director and Officers	Position with the Company and Length of Time Served[2]	Principal Occupation(s) in the Past 5 Years	Number of Portfolios in Fund Complex[3] Overseen by Director	Other Directorships Held by Director and Officer

INTERESTED DIRECTORS
Leslie B. Disharoon — 70	Chairman of the Board, since 1989	Retired.	14	Director and Chairman of the Board, Mercantile Alternative Strategy Fund LLC, Mercantile Absolute Return Fund LLC and Mercantile Long-Short Manager Fund LLC; Director, Travelers Property and Casualty Corp.; Director, Aegon USA, Inc.

Decatur H. Miller — 70	Director, since 1989	Retired.	14	Director, Mercantile Alternative Strategy Fund LLC, Mercantile Absolute Return Fund LLC and Mercantile Long-Short Manager Fund LLC.

OFFICERS
John J. Pileggi — 43	President, since 2002	President and Chief Executive Officer, Mercantile Capital Advisors, Inc., January 2002 to present; Executive Vice President, Mercantile Safe & Deposit Trust, January 2002 to present; President and Chief Executive Officer, ING Mutual Funds Management Co. LLC, 1998 to 2000; Chairman and President, ING Mutual Funds, 1998 to 2000; Senior Managing Director and member of the Board of Directors, Furman Selz, LLC, 1984 to 1997.	N/A	Director, Performance Funds Trust; Director, American Independence Funds; Director, Fulcrum Global Partners LLC; Director, Boyd Watterson Asset Management, LLC.

Cornelia McKenna — 36	Vice-President, since 2002	Vice President, Mercantile Capital Advisors, Inc., 1998 to present; Senior Loan Officer, PNC Mortgage Corp., 1997 to 1998.	N/A	None.

Bonnie Railey — 40	Treasurer, since 2002	Vice President, Mercantile Capital Advisors, Inc. September 2002 to present; Manager, Controlling Group Global Funds Administration, Deutsche Banc Alex. Brown, April 2001 to September 2002; Compliance Officer, Global Funds Administration, Deutsche Banc Alex. Brown, December 1999 to April 2001; Senior Associate, PricewaterhouseCoopers, LLP, 1998 to 1999; Associate, PricewaterhouseCoopers, LLP, 1996 to 1998.	N/A	None.

Name, Address[1] and Age of Director and Officers	Position with the Company and Length of Time Served[2]	Principal Occupation(s) in the Past 5 Years	Number of Portfolios in Fund Complex[3] Overseen by Director	Other Directorships Held by Director and Officer

Jennifer Vollmer — 31	Secretary, since 2002	Counsel and Vice President, Mercantile Capital Advisors, Inc., 2001 to present; Associate, Deutsche Asset Management, 1999 to 2001; William & Mary School of Law, 1996 to 1999; Assistant Vice President, Scott-European Corporation, 1993 to 1996.	N/A	None.

[1]	Each director may be contacted by writing to the director, c/o Mercantile Funds, Inc., Two Hopkins Plaza, Baltimore, Maryland 21201, Attn: Funds Administration.
[2]	Each director holds offices until (i) the annual meeting next after his/her election and until his/her successor shall have been duly elected and qualified; (ii) he shall have resigned; or (iii) he is removed by the Company’s shareholders in accordance with the Company’s Bylaws. Each officer holds office for one year and until his/her successor shall have been elected and qualified.
[3]	The “Fund Complex” consists solely of the Company.
[4]	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.
[5]	Mr. Disharoon is considered to be an Interested Director because (i) he and his wife own securities issued by Mercantile Bankshares Corporation, and (ii) he serves as an officer of the Company.
[6]	Mr. Miller is considered to be an Interested Director because (i) he and his wife are co-trustees of a trust for which Mercantile Safe-Deposit & Trust Company also acts as co-trustee and of which his wife is the sole beneficiary and (ii) he serves as an officer of the Company.

IMPORTANT TAX INFORMATION

(Unaudited)

During the fiscal year ended May 31, 2003, the distributions paid by the Funds were derived from the following:

	Net Investment Income and Short- Term Capital Gains (taxable as ordinary income)	Exempt Interest Dividends (excludable from gross income for Federal income tax purposes)	Long-Term Capital Gains (gains greater than one-year and less than 5-years)	Long-Long Term Capital Gains (greater than 5-years)
Prime Money Market	100.0%	0.0%	0.0%	0.0%
Government Money Market	100.0%	0.0%	0.0%	0.0%
Tax-Exempt Money Market	0.0%	100.0%	0.0%	0.0%
Growth & Income[1]	100.0%	0.0%	0.0%	0.0%
Equity Income[1]	100.0%	0.0%	0.0%	0.0%
Equity Growth[1]	100.0%	0.0%	0.0%	0.0%
International Equity[2]	100.0%	0.0%	0.0%	0.0%
Diversified Real Estate[3]	69.8%	0.0%	0.4%	4.4%
Limited Maturity Bond	100.0%	0.0%	0.0%	0.0%
Total Return Bond	100.0%	0.0%	0.0%	0.0%
Maryland Tax-Exempt Bond	0.0%	100.0%	0.0%	0.0%
Intermediate Tax-Exempt Bond	0.0%	100.0%	0.0%	0.0%
National Tax-Exempt Bond	4.1%	80.0%	11.7%	4.2%

[1]	100% of distributions derived from net investment income and short-term capital gains qualify for the dividends received deduction available to corporate shareholders.
[2]	The foreign taxes paid or withheld per share represent taxes incurred by the International Equity Fund on interest and dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. See following page. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.
[3]	For calendar year ended December 31, 2002. Return of Capital = 25.4%

CAPITAL GAIN DISTRIBUTIONS

During the fiscal year ending May 31, 2003, the Mercantile Funds distributed capital gains to shareholders of the National Tax-Exempt Bond Fund on December 11, 2002. The Securities and Exchange Commission requires mutual funds to disclose to shareholders the composition of the capital gain distribution. The figures listed below may differ from those cited elsewhere in the report due to differences in the calculation of income and gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes. Pursuant to this requirement, these percentages are listed below:

	Short-Term	Long-Term	Long-Long Term
National Tax-Exempt Bond Fund	20.54%	58.47%	20.99%

Short-term capital gain distributions are taxable to you as ordinary income. Long-term capital gain distributions are taxable to you as long term capital gains. Long-Long Term capital gain distributions may be taxable at a lower capital gain rate.

QUALIFIED DIVIDEND INCOME

For taxable non-coporate shareholders, the distributed income and short term capital gains representing qualified dividend income subject to the 15% rate category as of May 31, 2003 are as follows:

Qualified Dividends
Capital Opportunities	$139,746
Equity Growth	$143,328
Equity Income	$993,847
Growth & Income	$2,397,118
International Equity	$1,670,594

IMPORTANT TAX INFORMATION — Continued

(Unaudited)

Income by Country for the Mercantile International Equity Fund

Fiscal Year Ended May 31, 2003

	Percentage of Gross Income:	Percentage of Taxes Paid:
Australia	2.16%	0.64%
Austria	0.99	1.19
Belgium	0.23	0.28
Brazil	0.05	0.00
Canada	0.39	0.43
Czech Republic	0.22	0.24
Denmark	0.75	0.90
Estonia	0.04	0.00
Finland	2.62	3.73
France	9.25	10.99
Germany	4.10	5.13
Hong Kong	0.54	0.00
Hungary	0.50	0.80
Indonesia	0.06	0.08
Ireland	0.38	0.64
Italy	4.64	5.54
Japan	5.60	6.71
Korea	0.04	0.00
Netherlands	13.10	15.01
New Zealand	0.34	0.41
Norway	2.26	2.70
Poland	1.62	1.95
Portugal	0.45	0.70
Russia	0.00	0.00
Singapore	0.00	0.00
Spain	1.58	1.76
Sweden	1.54	1.01
Switzerland	5.71	8.08
United Kingdom	39.13	31.08
United States	1.57	0.00
Venezuela	0.14	0.00

Total	100.00	100.00

Foreign taxes withheld as of May 31, 2003 were $327,032 or 16.18% of distributed income.

Investment Advisor and Administrator:

MERCANTILE CAPITAL ADVISORS, INC.

Baltimore, Maryland

Custodian:

The Fifth Third Bank

Cincinnati, Ohio

Distributor and Transfer Agent:

BISYS Fund Services

Columbus, Ohio

This report is submitted for the general information of the shareholders of the Mercantile Funds, Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by current Prospectuses for the Funds which contain information concerning the Funds’ investment policies and expenses as well as other pertinent information.

Shares of the Funds are not bank deposits or obligations of, or guaranteed, endorsed or otherwise supported by Mercantile-Safe Deposit & Trust Company, its parent company or its affiliates and are not federally insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment in the Funds involves investment risks, including possible loss of principal.

Item 2.    Code of Ethics.

Not applicable for annual reporting period ended May 31, 2003.

Item 3.    Audit Committee Financial Expert.

Not applicable for annual reporting period ended May 31, 2003.

Item 4.    Principal Accountant Fees and Services.

Not applicable for annual reporting period ended May 31, 2003.

Item 5.    Audit Committee of Listed Registrants.

Not applicable.

Item 6.    [Reserved]

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.    [Reserved]

Item 9.    Controls and Procedures.

(a)	The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) are adequately designed, and are operating effectively to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)	There are no significant deficiencies or material weaknesses in the registrant’s internal controls as of the date of their most recent evaluation, and there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their most recent evaluation.

Item 10.  Exhibits.

(a)	Not applicable for annual reporting period ended May 31, 2003.

(b)	Attached hereto:

Exhibit 99.CERT Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Mercantile Funds, Inc.

By:	/s/ John J. Pileggi

John J. Pileggi Principal Executive Officer

Date:  July 31, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John J. Pileggi

John J. Pileggi Principal Executive Officer

Date:  July 31, 2003

By:	/s/ Bonnie C. Railey

Principal Financial Officer

Date:  July 31, 2003